This CD ROM contains an electronic version of appraisals for the Mortgaged
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Supplement. The information contained in this CD ROM does not appear elsewhere in paper form in this Prospectus Supplement and must be considered as part of, and together with, the information contained elsewhere in this Prospectus Supplement and the Prospectus. The information contained in this CD ROM has been filed by the Seller with the Securities and Exchange Commission as part of a Current Report on Form 8-K, which is incorporated by reference in this Prospectus Supplement, and is also available through the public reference branch of the Securities and Exchange Commission. Defined terms used in this CD ROM but not otherwise defined therein shall have the respective meanings assigned to them in the paper portion of the Prospectus Supplement and the Prospectus. All of the information contained in this CD ROM is subject to the same limitations and qualifications contained in this Prospectus Supplement and the Prospectus. Prospective investors are strongly urged to read the paper portion of this Prospectus Supplement and the Prospectus in its entirety prior to accessing this CD ROM. If this CD ROM was not received in a sealed package,
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copy of the CD ROM.

                    COMPLETE APPRAISAL OF
                    REAL PROPERTY

                    One Northwest Centre
                    13831 Northwest Freeway
                    Houston, Harris County, Texas







                                    CUSHMAN &
                                  WAKEFIELD(R)
                           ---------------------------
                           VALUATION ADVISORY SERVICES
                           ---------------------------

          ----------------------------------------------------------------------
          COMPLETE APPRAISAL OF
          REAL PROPERTY

          One Northwest Centre
          13831 Northwest Freeway
          Houston, Harris County, Texas

          ----------------------------------------------------------------------

          IN A SUMMARY REPORT
          As of July 25, 1996


          Prepared For:

          GMAC Commercial Mortgage Corporation
          650 Dresher Road
          Horsham, PA 19044-8015




          Prepared By:

          Cushman & Wakefield of Texas, Inc.
          Valuation Advisory Services
          1400 Three Lincoln Centre
          5430 LBJ Freeway, LB 20
          Dallas,Texas 75240

Cushman & Wakefield of Texas, Inc.                          CUSHMAN &
Three Lincoln Centre                                        WAKEFIELD(R)
5430 LBJ Freeway, Suite 1400/LB20
Dallas, TX 75240
(214)770-2500                                               Improving your place
                                                                in the world.







August 5, 1996

Ms. Avis Tsuya
Senior Underwriter
GMAC COMMERCIAL MORTGAGE CORPORATION
650 Dresher Road
Horsham, PA 19044-8015

RE:  Appraisal of Real Property
     One Northwest Centre
     13831 Northwest Freeway
     Houston, Harris County, Texas

Dear Ms. Tsuya:

     In fulfillment of our agreement as outlined in the Letter of Engagement, Cushman & Wakefield of Texas, Inc. is pleased to transmit our summary report estimating the market value of the leased fee estate in the referenced property.

     As specified in the Letter of Engagement, the value opinion reported below is qualified by certain assumptions, limiting conditions, certifications, and definitions, which are set forth in the report. We specifically call your attention to the following special assumption:

     1) A detailed set of the subject's building plans were not available. Therefore, our estimates of the gross building and net rentable areas were obtained from the rent roll and from information provided by the management company. Any deviation from these building areas could impact our value conclusion.

     This is a complete appraisal prepared in accordance with the Uniform Standards of Professional Appraisal Practice of The Appraisal Foundation. The results of the appraisal are being conveyed in a Summary report according to our agreement. Because this is a summary report, the level of detail of presentation is less than that found in a self-contained report.

     This report was prepared for GMAC Commercial Mortgage Corporation and it is intended only for the specified use of said Client. It may not be distributed to or relied upon by other persons or entities without written permission of the Appraiser.

     The property was inspected by and the report was prepared by David Heath, MAI. Ronald W. Potts, MAI has reviewed the report and is in concurrence with the findings herein.

Ms. Avis Tsuya
August 5, 1996
Page 2

     As a result of our analysis, we have formed an opinion that the market value of the leased fee estate in the subject property, subject to the assumptions, limiting conditions, certifications, and definitions, as of July 25, 1996 was:

                    SIX MILLION ONE HUNDRED THOUSAND DOLLARS
                                   $6,100,000

     The preceding estimate of market value is based upon a forecasted marketing period of approximately 12 months, which we believe (through a review of recent office building sale activity, as well as with conversations with local office/investment brokers) is reasonably representative for this product type.

     This letter is invalid as an opinion of value if detached from the report, which contains the text, exhibits, and an Addenda.

Respectfully submitted,

CUSHMAN & WAKEFIELD OF TEXAS, INC.


/s/ David Heath
---------------
David Heath, MAI
Dallas Valuation Advisory Services
Certification No. TX-1323243-G


/s/ Ronald W. Potts
-------------------
Ronald W. Potts, MAI
Director/Manager
Dallas Valuation Advisory Services
Certification No. TX-1321575-G




                                                                       CUSHMAN &
                                                                    WAKEFIELD(R)
                                                     ---------------------------
                                                     VALUATION ADVISORY SERVICES
                                                     ---------------------------

                                        SUMMARY OF SALIENT FACTS AND CONCLUSIONS
================================================================================

Property Name:                     One Northwest Centre

Location:                          The subject property is located at the
                                   southwest corner of Northwest Freeway (SH
                                   290) and W. Tidwell Road. The street
                                   address is 13831 Northwest Freeway,
                                   Houston, Harris County, Texas.

Harris County Appraisal
     District Tax I.D. No.:        038-290-003-0027

Interest Appraised:                Leased fee estate

Date of Value:                     July 25, 1996

Date of Inspection:                July 25, 1996

Ownership:                         SKW 11 Real Estate LTD Partnership

Land Area:                         2.725 acres or 118,701 square feet

1996 Property Assessment
     Land:                         $  949,610
     Building:                     $2,550,390
                                   ----------
          Total:                   $3,500,000

1996 Estimated Ad Valorem Taxes:   $110,110

Zoning:                            None; the city of Houston does not have
                                   zoning.

Highest and Best Use
   If Vacant:                      Commercial development, such as a single-
                                   tenant or multi-tenant office building;
                                   however, current market conditions are not conducive to speculative, multi-tenant office development at the present time, thus a holding period would be required before development of this type would likely occur.

   As Improved:                    As developed, with a multi-tenant, office
                                   building

                                                                       CUSHMAN &
                                                                    WAKEFIELD(R)
                                                     ---------------------------
                                                     VALUATION ADVISORY SERVICES
                                                     ---------------------------

                                        Summary of Salient Facts and Conclusions
=============================================================================

Improvements
     Type: A six-story, Class B office building of steel frame, plus a four-level parking garage and related site improvements. The exterior of the building is reflective glass.

     Year Built:                   1983

Size
     Gross Building Area:          154,324 square feet
     Net Rentable Office Area:     150,465 square feet
     Net Useable Area:             130,317 square feet

     Common Area Factor:           13.4 percent

     Condition:                    Good

Operating Data and Forecasts
     Current Occupancy:            85.1%

     Forecasted First Year Occupancy
          (Calendar Year 1997):    90.3%

     Forecasted Average Occupancy: 93.0%

     Average Annual Rental Rate
          Actual:                  $10.83 per square foot

          Forecasted:              $11.50 per square foot

     Operating Expenses
          Last Full Year (1995):   $5.48 per net rentable square foot
          Budget (1996):           $5.64 per net rentable square foot
          Forecasted (1996):       $5.55 per net rentable square foot

Value Indicators
     Land Value:                   $500,000 ($4.21 per square foot of land
                                   area)

     Sales Comparison Approach:    $6,200,000 ($41.21 per square foot of net
                                   rentable area)

      Income Approach:             $6,100,000 ($40.54 per square foot of net
                                   rentable area)

                                                                       CUSHMAN &
                                                                    WAKEFIELD(R)
                                                     ---------------------------
                                                     VALUATION ADVISORY SERVICES
                                                     ---------------------------

                                        Summary of Salient Facts and Conclusions
================================================================================

Discounted Cash Flow Assumptions
     Market Rental Growth Rate
          1997:                         $0.25 per square foot or 2.2 percent
          1998:                         $0.25 per square foot or 2.1 percent
          1999:                         $0.50 per square foot or 4.2 percent
          2000:                         $0.50 per square foot or 4.0 percent
          2001:                         $0.75 per square foot or 5.8 percent
          2002:                         $0.75 per square foot or 5.5 percent
          2003:                         $1.00 per square foot or 6.9 percent
          2004:                         $1.00 per square foot or 6.5 percent
          2005:                         $1.00 per square foot or 6.1 percent
          Thereafter:                   3.5%

          Average Compound
               Growth Rate:             4.5%

     Expense Growth Rates
          Utilities:                    4.0%
          Repairs & Maintenance:        4.0%
          All others:                   3.5%
          Credit Loss Allowance:        2.0%
          Projected Term of
               Future Leases:           4 years
          Vacancy Between Tenants       3 months
          Renewal Probability:          67.0%
          Tenant Improvements
               Shell Space:             $14.00 per square foot
               New Tenants:             $ 7.50 per square foot
               Renewal Tenants:         $ 2.50 per square foot
          Commission Expense
               (Weighted Average):      4.5%
          Terminal Capitalization
               Rate:                    10.5%
          Cost of Sale at
               Reversion:               4.0%
          Discount Rate:                12.0%
          Implicit Year 1 Overall
               Capitalization Rate:     11.38%

Value Conclusion
     As Is Value Estimate:              $6,100,000

Resulting Indicators
     Going-In Capitalization Rate
          (Overall Capitalization
               Rate):                   11.12%

     Price Per Square Foot
          (Net Rentable Area):          $40.54

Estimated Marketing Time:               12 months


                                                                       CUSHMAN &
                                                                    WAKEFIELD(R)
                                                     ---------------------------
                                                     VALUATION ADVISORY SERVICES
                                                     ---------------------------

                                        Summary of Salient Facts and Conclusions
================================================================================

Special Assumption:                1) A detailed set of the subject's building
                                   plans were not available.    Therefore, our
                                   estimates of the gross building and net
                                   rentable areas were obtained from the rent roll and from information provided by the management company. Any deviation from these building areas could impact our value conclusion.



                                                                       CUSHMAN &
                                                                    WAKEFIELD(R)
                                                     ---------------------------
                                                     VALUATION ADVISORY SERVICES
                                                     ---------------------------

                                                               TABLE OF CONTENTS
================================================================================

                                                                            Page

PHOTOGRAPHS OF THE SUBJECT PROPERTY ...........................................1

INTRODUCTION ..................................................................5
     Identification of Property ...............................................5
     Property Ownership and Recent History ....................................5
     Purpose and Function of the Appraisal ....................................5
     Extent of the Appraisal Process ..........................................5
     Date of Value and Property Inspection ....................................6
     Property Rights Appraised ................................................6
     Definitions of Value, Interest Appraised, and Other Pertinent Terms ......6
     Legal Description ........................................................7


NEIGHBORHOOD ANALYSIS .........................................................8

OFFICE MARKET ANALYSIS ........................................................9

PROPERTY DESCRIPTION .........................................................13
     Site Description ........................................................13
     Improvements Description ................................................13

REAL PROPERTY TAXES AND ASSESSMENTS ..........................................14

ZONING .......................................................................16

HIGHEST AND BEST USE .........................................................17

VALUATION PROCESS ............................................................18

LAND VALUE ESTIMATE ..........................................................20

SALES COMPARISON APPROACH ....................................................24

INCOME APPROACH ..............................................................30

RECONCILIATION AND FINAL ESTIMATE OF VALUE ...................................48

ASSUMPTIONS AND LIMITING CONDITIONS ..........................................50

CERTIFICATION OF APPRAISAL ...................................................52


                                                                       CUSHMAN &
                                                                    WAKEFIELD(R)
                                                     ---------------------------
                                                     VALUATION ADVISORY SERVICES
                                                     ---------------------------

                                                               Table of Contents
================================================================================

ADDENDA ..................................................................... 53

     Recent Lease Analysis
     Legal Description
     Copy of Floor Plans
     Site Plan
     Flood Plain Map
     Project Assumptions and Analysis
     Cushman & Wakefield Investor Survey
     Qualifications of Ronald W. Potts
     Qualifications of David Heath


                                                                       CUSHMAN &
                                                                    WAKEFIELD(R)
                                                     ---------------------------
                                                     VALUATION ADVISORY SERVICES
                                                     ---------------------------

                                             PHOTOGRAPHS OF THE SUBJECT PROPERTY
================================================================================


                                     [PHOTO]
                               [GRAPHIC OMITTED]



                Front view of the subject property looking west.




                                    [PHOTO]
                               [GRAPHIC OMITTED]



                Front view of the subject property looking south.


================================================================================

                                             Photographs of the Subject Property
================================================================================


                                    [PHOTO]
                               [GRAPHIC OMITTED]



                       View of the subject's south side.




                                    [PHOTO]
                               [GRAPHIC OMITTED]



                        View of the subject's west side


================================================================================

                                             Photographs of the Subject Property
================================================================================


                                    [PHOTO]
                               [GRAPHIC OMITTED]



                      View of the subject's parking garage.




                                    [PHOTO]
                               [GRAPHIC OMITTED]



                 View looking northwest along Northwest Freeway
                      The subject property is on the left


================================================================================

                                             Photographs of the Subject Property
================================================================================


                                    [PHOTO]
                               [GRAPHIC OMITTED]



                 View looking southeast along Northwest Freeway.
                      The subject property is on the right.


================================================================================

                                                                    INTRODUCTION
================================================================================

Identification of Property

     The subject property, which is known as One Northwest Centre, is a six-story, Class B reflective glass office building containing approximately 150,465 square feet of net rentable area. The building is situated on a 2.725 acre tract of land that is located at the northwest comer of Northwest Freeway (SH 290) and W. Tidwell Road. The common address is 13831 Northwest Freeway, Houston, Harris County Texas. The building was constructed in 1983 and was 85.1 percent occupied by 28 tenants as of the appraisal date.

Property Ownership and Recent History

     Ownership of the property is currently vested in SKW 11 Real Estate LTD Partnership. The property was acquired in a multi-property portfolio purchase in March 1994. A separate price allocated to the subject was not available. To the best of our knowledge, the property is not currently being offered for sale, nor have there been any subsequent ownership transfers.

Purpose and Function of the Appraisal

     The purpose of the appraisal is to provide an estimate of market value of the leased fee estate in the property. The function of this report is to assist GMAC Commercial Mortgage Corporation in an evaluation of the property for loan underwriting purposes.

Extent of the Appraisal Process

     In the process of preparing this appraisal, we:

     o Inspected the exterior of the building and site improvements and a representative sample of tenant spaces with Daniel Wood, the manager;

     o Reviewed the leasing policy, tenant build-out allowances and history of recent rental rates and occupancy with the building manager;

     o Reviewed a detailed history of the income and expenses and a budget forecast for 1996, including the budget for planned capital expenditures and repairs;

     o Conducted market research into occupancies, asking rents, and operating expenses at competing buildings including interviews with on-site managers and a review of our own data base;

     o Conducted market inquiries into recent sales of similar buildings to ascertain the sales prices per square foot, effective gross income multipliers and capitalization rates. This process involved telephone interviews with sellers, buyers and/or participating brokers;

     o Conducted market inquiries into recent sales of vacant land to ascertain the value of the subject site, as if vacant; and

     o Prepared Sales Comparison and Income Approaches to value. The Cost Approach was not used.


================================================================================

                                      -5-
                                                                       CUSHMAN &
                                                                    WAKEFIELD(R)
                                                     ---------------------------
                                                     VALUATION ADVISORY SERVICES
                                                     ---------------------------

                                                                    Introduction
================================================================================

Date of Value and Property Inspection

     The date of value is July 25, 1996, with the date of our last inspection being the same.

Property Rights Appraised

     We valued the leased fee estate, which in a legal conveyance through sale representing the fee simple title, subject to the existing encumbrances, i.e., the tenant leases, etc., in the improvements and corresponding land area.

Definitions of Value, Interest Appraised, and Other Pertinent Terms

     The definition of market value taken from the Uniform Standards of Professional Appraisal Practice, 1994 Edition, published by The Appraisal Foundation, is as follows:

     The most probable price which a property should bring in a competitive and open market under all conditions requisite to a fair sale, the buyer and seller each acting prudently and knowledgeably, and assuming the price is not affected by undue stimulus. Implicit in this definition is the consummation of a sale as of a specified date and the passing of title from seller to buyer under conditions whereby:

     (1)  Buyer and seller are typically motivated;

     (2) Both parties are well informed or well advised, and acting in what they consider their own best interests;

     (3)  A reasonable time is allowed for exposure in the open market;

     (4) Payment is made in terms of cash in U.S. dollars or in terms of financial arrangements comparable thereto; and

     (5) The price represents the normal consideration for the property sold unaffected by special or creative financing or sales concessions granted by anyone associated with the sale.

     Exposure Time

     Under Paragraph 3 of the Definition of Market Value, the value estimate presumes that A reasonable time is allowed for exposure in the open market. Exposure time is defined as the estimated length of time the property interest being appraised would have been offered on the market prior to the hypothetical consummation of a sale at the market value on the effective date of the appraisal. Exposure time is presumed to precede the effective date of the appraisal.

     Based upon the available sales data in the marketplace, as well as our discussions six to nine months would appear to have been reasonably appropriate for the subject property as the date of valuation.

     Definitions of pertinent terms taken from the Dictionary of Real Estate Appraisal, Third Edition (1993), published by The Appraisal Institute, are as follows:


================================================================================

                                                                       CUSHMAN &
                                                                    WAKEFIELD(R)
                                                     ---------------------------
                                                     VALUATION ADVISORY SERVICES
                                                     ---------------------------

                                                                    Introduction
================================================================================


     Fee Simple Estate

     Absolute ownership unencumbered by any other interest or estate, subject only to the limitations imposed by the governmental powers of taxation, eminent domain, police power, and escheat.

     Leased Fee Estate

     An ownership interest held by a landlord with the rights of use and occupancy conveyed by lease to others. The rights of the lessor (the leased fee owner) and the leased fee are specified by contract terms contained within the lease.

     Market Rent

     The rental income that a property would most probably command on the open market; indicated by the current rents paid and asked for comparable space as of the date of the appraisal.

     Cash Equivalent

     A price expressed in terms of cash, as distinguished from a price expressed totally or partly in terms of the face amounts of notes or other securities that cannot be sold at their face amounts.

     Discounted Cash Flow (DCF) Analysis

     The procedure in which a discount rate is applied to a set of projected income streams and a reversion. The analyst specifies the quantity, variability, timing, and duration of the income streams as well as the quantity and timing of the reversion and discounts each to its present value at a specified yield rate. DCF analysis can be applied with any yield capitalization technique and may be performed on either a lease-by-lease or aggregate basis.

Legal Description

     The property is described legally as a 2.725 acre tract of land out of the Richard Rowles Survey, Abstract 670, Harris County, Texas, being out of Lots 1 and 2, Block "D" and Lot 27, Block "C" of Hahl's Suburban Farms Subdivision "G", as recorded in Volume 334, Page 134 of the Harris County deed records. A metes and bounds description is located in the Addenda section of this report.

                                                                       CUSHMAN &
                                                                    WAKEFIELD(R)
                                                     ---------------------------
                                                     VALUATION ADVISORY SERVICES
                                                     ---------------------------

================================================================================


                                [GRAPHIC OMITTED]


================================================================================


                                NEIGHBORHOOD MAP

                                                           NEIGHBORHOOD ANALYSIS
================================================================================

     The subject property is located at the northwest corner of Northwest Freeway (SH 290) and W. Tidwell Road in northwest Houston, approximately 15 miles northwest of the Houston Central Business District.

     The subject neighborhood is located within the city limits of Houston in an area along the north and south sides of Northwest Freeway between Loop 610 to the southeast and the Sam Houston Tollway (Beltway 8) to the northwest. These boundaries represent either barriers to access or natural boundaries, or tend to define the most homogenous development patterns.

     The subject neighborhood is easily accessible via Northwest Freeway (SH
290). Northwest Freeway is a northwest/southeast thoroughfare that provides the primary access to the subject neighborhood from the Central Business District. This arterial is a multi-lane, concrete-paved freeway which extends from Loop 610 northwesterly through the subject's neighborhood. The Sam Houston Tollway is a north/south thoroughfare that provides the primary north/south access to the subject neighborhood. This arterial is a multi-lane, concrete paved tollway, which extends from the Southwest Freeway north past the subject's neighborhood, where it then turns east and continues to the Houston Intercontinental Airport. Loop 610 is the inner peripheral loop around the city of Houston and provides access to other freeways that traverse the Harris County area. As evidenced, primary access to the neighborhood is considered very good.

     In the subject's immediate area, Northwest Freeway intersects with W. Tidwell, Pinemont, W. 43rd, and W. 34th Streets. All of these thoroughfares provide access in an east/west direction. In addition, Hempstead Road provides access in a northwest/southeast direction and runs parallel to the southwest of Northwest Freeway.

     Land uses within the area are predominantly single-family, with commercial development being concentrated along the previously described primary thoroughfares. Overall, the neighborhood is approximately 70 percent built-out. The predominance of major office development is concentrated along Northwest Freeway with single and multi-family uses within the interior. The majority of development in the neighborhood occurred during the 1970's and early 1980's. Adjacent uses to the subject include vacant land to the south and southeast and a small two-story office building to the northwest.

     Given the historical growth trends of northwest Houston as a whole, it is our opinion that there should be continued demand for single- and multi-family housing in the immediate subject area over the long term. The accessible location with several major roads connecting the nearby freeways is an extremely positive factor for the area. Retail and recreational facilities are considered to be above average and all of these favorable neighborhood characteristics should help to maintain the areas desirability. The neighborhood is in the growth stage of the its life cycle, albeit new development is currently at a minimum. While current real estate values remain below the levels of the mid-1980's, the overall outlook is favorable.


================================================================================

                                                                       CUSHMAN &
                                                                    WAKEFIELD(R)
                                                     ---------------------------
                                                     VALUATION ADVISORY SERVICES
                                                     ---------------------------

                                                          OFFICE MARKET ANALYSIS
================================================================================

     Following is a discussion of the current and forecasted office market conditions in the Houston office market, along with the particular submarket and specific competitive office projects that significantly impact the subject property. The data was predominantly compiled from the database of Cushman and Wakefield. Additional information was obtained through conversations with several knowledgeable market participants.

     The Houston office market consists of 138.7 million square feet in 18 submarkets. The bulk of the most recent office construction in Houston occurred during the 1970's to mid-1980s. The overall occupancy level in Houston was 79.1 percent as of the Mid-Year 1996, compared to the Mid-Year 1995 level of 78.7 percent. The overall occupancy level for Mid-Year 1994 was 78.0 percent. As evidenced, demand for office space in Houston has been low over the past 2.5 years increasing only 1.1 percentage points.

     Absorption for the first six months of 1996 was a positive 933,488 square feet. This followed a loss of 207,939 square feet for 1995 and a loss of 1,067,471 square feet for 1994. These rather anemic levels illustrate the lack of demand for office space in the Houston area. The Houston area's current weighted average rent of $11.62 per square foot is up slightly from $11.44 per square foot as of Year End 1995, representing an increase of approximately 1.6 percent over a six month period. The Year-End average for 1994 was $11.25 per square foot, resulting in an increase of approximately 1.3 percent per year since Year-End 1994. As of Mid-Year 1996, the Galleria/West Loop submarket posted the highest weighted average rental rate ($12.91 per square foot). The lowest weighted average rental rate was $9.29 per square foot in the Richmond/Fountainview sector. The subject property's sector had a rate of $10.55 per square foot.

     In summary, softness still exists in the marketplace resulting from the excesses of the 1980s and the sluggish economy of the early 1990s. With an overall occupancy rate of 79.1 percent, stabilization of the office market is not expected until after the turn of the century. However, the most recent (6 months 1996) trends in the office market have been positive, with notable increases in absorption and average rental rates. Further, the Houston economy continues to experience positive growth, albeit at a slower pace than the Austin or Dallas/Ft. Worth metropolitan areas. In any event, rental rates are not expected to substantially increase until the late 1990's and are anticipated to remain well below levels that are necessary to support new construction.

     Northwest Submarket

     As defined by the Cushman and Wakefield Market Survey, the subject is located in the Northwest submarket. As of Mid-Year 1996, this submarket included in excess of 7.18 million square feet of office space. The break-down includes 592,067 square feet of Class A space, 5,613,149 square feet of Class B space and 974,250 square feet of Class C space. No new multi-tenant buildings are presently under construction, nor has there been any new speculative construction since the overbuilding that occurred in the office market during the early 1980s. The following charts illustrate the historical occupancy and rent levels for the Northwest submarket by building Class.


================================================================================

                                                                       CUSHMAN &
                                                                    WAKEFIELD(R)
                                                     ---------------------------
                                                     VALUATION ADVISORY SERVICES
                                                     ---------------------------

                                                          Office Market Analysis
================================================================================


                      =====================================
                      Historical Occupancy and Rental Rates
                          Northwest Submarket - Class A
                      =====================================
                      Year Ending     Occupancy      Rental
                                        Rates         Rate
                      =====================================
                          1990          93.1%        $14.50
                          1991          85.3%        $15.00
                          1992          77.5%        $15.00
                          1993          82.9%        $14.00
                          1994          85.9%        $14.13
                          1995          86.0%        $14.13
                       Mid - 1996       83.8%        $14.13
                      =====================================

     As of Mid-Year 1996, the occupancy for Class A space in the Northwest submarket was 83.8 percent. A closer look at the historical levels reveals that the occupancy for Class A space has been trending downward within the Northwest submarket. The recent high occurred in 1993 when the occupancy for Class A space was 93.1 percent. Since then, the occupancy for the top tier space has fallen to
83.8 percent as of Mid-Year 1996. In fact, the recent mid-year level is down from the Year-End 1995 occupancy of 85.9 percent. The chart also illustrates that historically, rental rates for Class A properties in the Northwest submarket have changed very little over the past six years. During this time, rental rates increased slightly, but then fell below the 1990 level.

                      =====================================
                      Historical Occupancy and Rental Rates
                          Northwest Submarket - Class B
                      =====================================
                                      Occupancy      Rental
                      Year Ending        Rates        Rate
                      =====================================
                          1990            70.7%      $ 9.71
                          1991            71.8%      $10.08
                          1992            77.5%      $10.23
                          1993            78.7%      $10.31
                          1994            81.4%      $10.33
                          1995            80.9%      $10.41
                       Mid - 1996         83.9%      $10.51
                      =====================================


     Contrary to the Class A properties, the average occupancy rate for Class B space has been slowly trending upward with a low of 70.7 percent recorded at Year-End 1990. Since then, the average occupancy for Class B space has increased at an average compound rate of 3.1 percent per year. In addition, rental rates for Class B properties have also improved though the increases have been slight. As of Year-End 1990, the average rental rate for Class B space was $9.71 per square foot. Rental rates have increased slightly each of the following years through mid-year 1996. However, the average compound growth rate has only been approximately 1.4 percent per year.


================================================================================

                                                                       CUSHMAN &
                                                                    WAKEFIELD(R)
                                                     ---------------------------
                                                     VALUATION ADVISORY SERVICES
                                                     ---------------------------

                                                          Office Market Analysis
================================================================================

     Though not shown, the increase in occupancy for Class C space has been somewhat erratic increasing from a low of 56.5 percent as of Year-End 1990 to a Mid-Year 1996 high of 74.5 percent. The change in rental rates has also been somewhat erratic, but generally on an increasing trend ranging from a low of $8.26 per square foot as of Year-End 1990, to a high of $9.33 per square foot as of Mid-Year 1996.

     The combined historical trends for all building classes in the Northwest submarket demonstrates that the subject's market area is slowly recovering from overbuilding that occurred during the early 1980's. The trend for all classes is shown as follows:


                      =====================================
                      Historical Occupancy and Rental Rates
                        Northwest Submarket - All Classes
                      =====================================
                                      Occupancy      Rental
                      Year Ending        Rates         Rate
                      =====================================
                           1990          70.4%       $10.82
                           1991          72.4%       $11.25
                           1992          76.4%       $11.31
                           1993          76.7%       $11.15
                           1994          80.0%       $11.25
                           1995          79.7%       $11.22
                        Mid - 1996       82.7%       $11.32
                      =====================================


     Class B space in the Northwest submarket comprises the largest segment of the market, with over 78.2 percent of the available space. Resultingly, the historical chart illustrates that occupancy and rental levels for all classes of space have generally tracked the trends of the Class B space. If the occupancy levels for all classes of space increase at the same rate as the past five and one-half years (an average of 2.24 percent per year), occupancy levels will approach 93% by the year 2000.

     Overall, we expect rental rates to increase gradually over the next few years, followed thereafter by more significant increases as the market begins to tighten. This is expected to occur around the turn of the century. As a result, the need for new speculative office product in this submarket will probably not occur for at least five years (after occupancies stabilize) because rental rates will still have to recover to a point to produce economic viability.

Direct Competition

     In order to gain a better understanding of the market conditions specific to the subject property, we conducted a survey concentrating on those buildings considered most competitive to the subject. Thus, we concentrated our research on six nearby office buildings containing a total of 1,042,373 square feet of net rentable office space. These projects are Class B buildings that compete directly with the subject property because of their location and physical characteristics.


================================================================================

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                                                                    WAKEFIELD(R)
                                                     ---------------------------
                                                     VALUATION ADVISORY SERVICES
                                                     ---------------------------

                                                          Office Market Analysis
================================================================================

     The age of the buildings ranges from 13 to 18 years, with the sizes ranging from 77,000 to 310,368 net rentable square feet. The comparables are all multi-story buildings that are generally similar with regard to construction quality and type.

     Based on our survey results, the six office buildings revealed occupancy levels ranging from 65.0 to 100.0 percent. The average occupancy level of the surveyed properties is 86.6 percent, which is above the submarket average of
82.7 percent. In comparison, the subject is 85.1 percent occupied.

     The quoted effective rental rates for the comparables ranged from $10.50 to $14.00 per square foot on a gross basis. The projected 1996 expense stops found in the six comparable buildings ranged from $4.98 to $6.95 per square foot. A more detailed discussion of these buildings and their rental rates can be found in the Income Approach section of this report.

     In summary, in terms of percentage leased, our survey group of Class B properties is performing above that of the overall submarket and the Houston market as a whole. On the other hand, the rental rates generally trend within the submarket and the overall market ranges. The current occupancy trends of the subjects direct competition suggest that the competitive set of properties should perform at least as well as the submarket and overall market as a whole. However, the current data does not lead us to conclude that the survey group will outperform the market.


================================================================================

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                                                                    WAKEFIELD(R)
                                                     ---------------------------
                                                     VALUATION ADVISORY SERVICES
                                                     ---------------------------

                                                            PROPERTY DESCRIPTION
================================================================================


Site Description

     The subject site is situated at the northwest corner of Northwest Freeway (SH 290) and W. Tidwell Road. The common street address is 13831 Northwest Freeway, Houston, Harris County, Texas. The site (in total) is irregular in shape and contains 2.725 acres or 118,701 square feet of land area. The topography is generally level. We have assumed that the soil's load-bearing capacity is sufficient to support the existing structures. All essential utilities including electricity, water, sewer, and telephone are currently serving the site.

     According to Community Panel No. 48201C 0180 G, effective September 28, 1990, the subject property appears to be situated in an area designated as being outside of the floodplain.

Improvements Description

     One Northwest Centre consists of a six-story office facility containing a gross building area of 154,324 square feet. The total net rentable area equates to 150,465 square feet. The property was constructed in 1983 and is 85.1 percent occupied. It should be noted that 9,055 square feet of the subject's rentable area is shell space.

     Construction is typical of a commercial office structure with steel-reinforced, poured-in-place concrete foundation, structural steel and concrete frame, concrete slab, and tinted glass curtain exterior walls. The project is heated and cooled with a roof-mounted HVAC system. Plumbing and electrical is assumed to meet required building codes. The property has three passenger elevators, one of which doubles as a freight elevator. The property has zoned smoke and fire alarm systems, and a monitored security system with card access that restricts non-business hour access.

     Parking is provided by a four-story parking garage with 574 spaces and 22 open concrete paved visitor spaces for a total of 596 parking spaces. In addition, the subject has concrete curbs and sidewalks and is landscaped with trees, ornamental shrubs and plants located around the building and parking lot.

     Reportedly, the majority of the property complies with the Americans With Disabilities Act (ADA). However, it was brought to our attention that ADA upgrades and repairs are still needed for the parking garage and the building's restrooms. The subject's property manager has estimated these costs at approximately $45,900 and has budgeted them in increments of $15,900 for 1996, $15,000 for 1997 and $15,000 for 1998. In addition, the 1996 budget includes $26,500 in deferred maintenance for the parking garage and $31,150 for elevator up-grades and maintenance. In addition, $5,000 has been allocated for capital expenditures during 1997 for the parking lot and walkways, and in 1998, $5,000 and $25,000 has been allocated for the roof and for structural repairs, respectively.

     We have also assumed that potentially hazardous materials have not been used in the construction or maintenance of the property. Overall, the improvements are in good condition. No evidence of structural damage was observed on our inspection of the improvements. Further, other than the expenditures noted above, we are not aware of any major items of deferred maintenance.


================================================================================

                                                                       CUSHMAN &
                                                                    WAKEFIELD(R)
                                                     ---------------------------
                                                     VALUATION ADVISORY SERVICES
                                                     ---------------------------

                                             REAL PROPERTY TAXES AND ASSESSMENTS
================================================================================

     The subject property is under the taxing jurisdictions of the City of Houston, Harris County, and the Cypress-Fairbanks Independent School District. Taxes are levied against all real property in this locale for the purpose of providing funding for the various municipalities. The amount of ad valorem taxes is determined by the current assessed value for the property in conjunction with the total combined tax rates of the taxing jurisdiction.

Tax Rates

     The 1996 tax rates have not been determined by the various municipalities at this time. The following is a chart displaying the 1995 tax rates levied by the above noted taxing jurisdictions:


                      ====================================
                      Tax Rates Per $100 of Assessed Value
                      =====================================
                      Taxing Authority              1995
                                                  Tax Rate
                      ====================================
                      Harris County               $0.62462
                      City of Houston             $0.66500
                      Cypress-Fairbanks I.S.D.    $1.75000
                      -------------------------------------
                      Total                       $3.03962
                      ====================================


     Tax rates affecting the subject property have increased at a compounded annual rate of approximately 3.0 percent over the past five years. Although not shown in the chart, the subject's applicable combined tax rates were virtually unchanged from 1994 to 1995.

Tax Assessment

     The Harris County Appraisal District establishes the assessed value on real property for all of the previously noted taxing jurisdictions. By state law, the appraisal district is required to re-evaluate all real property every three years. The subject property's parcel identification number is 038-290-003-0027. Following is the subject's 1996 assessment.


                          ============================
                          Property Assessment Summary-
                          ============================
                                                  1996
                          ============================
                          Land             $   949,610
                          Building         $ 2,550,390
                          ----------------------------
                          Total            $ 3,500,000
                          ============================


     Although not shown, the subject's aggregate assessment remained unchanged from 1995 to 1996. The market value for the subject, as concluded in this report is $6,100,000 and thus, the subject is favorably assessed. Based on our conclusions as found in this report, we have projected an increase in the assessed value to $5,500,000 beginning in 1997. This will bring the projected assessment to within 90 percent of our value conclusion.

Ad Valorem Tax Conclusions

     Applying the aggregate 1996 assessment for the subject, to the total estimated 1996 tax rate (the 1995 tax rate grown at 3.5 percent) results in a combined tax burden of $160,700, as follows:


================================================================================

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                                                                    WAKEFIELD(R)
                                                     ---------------------------
                                                     VALUATION ADVISORY SERVICES
                                                     ---------------------------

                                             Real Property Taxes and Assessments
================================================================================


                     ======================================
                            1996 Estimated Tax Burden
                     ======================================
                     $3,500,000 X $3.14601 / 100 = $110,110
                     ======================================

     As previously stated, the 1997 tax assessment is projected to increase to $5,500,000. Additionally, the tax rate is projected to increase by another 3.5 percent, to $3.25612 per $100. The projected tax burden for 1997 is calculated as follows:


                      ====================================
                            1997 Estimated Tax Burden
                      ====================================
                      $3.2612/$100 X $5,500,000 = $179,086
                      ====================================

     Subsequent to the 1997 tax estimate, we are forecasting future tax increases to be 3.5 percent per annum throughout the cash flow found in the Income Approach. This projection is to account for periodic increases in the assessment, along with tax rate increases. It should also be noted that, according to the various taxing entities, the 1995 taxes have been paid.


================================================================================

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                                                                    WAKEFIELD(R)
                                                     ---------------------------
                                                     VALUATION ADVISORY SERVICES
                                                     ---------------------------

                                                                          ZONING
================================================================================

     The city of Houston does not have zoning and therefore, there is no zoning designation or restrictions for the subject site. In addition, we know of no deed restrictions, private or public, that further limit the subject property's use. The research required to determine whether or not such restrictions exist, however, is beyond the scope of this appraisal assignment. Deed restrictions are a legal matter and only a title examination by an attorney or title company can usually uncover such restrictive covenants. Thus, we recommend a title search to determine if any such restrictions do exist.


================================================================================

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                                                                    WAKEFIELD(R)
                                                     ---------------------------
                                                     VALUATION ADVISORY SERVICES
                                                     ---------------------------

                                                            HIGHEST AND BEST USE
================================================================================

Highest and Best Use of Site As Though Vacant

     The highest and best use must be (1) legally permissible, (2) physically possible, (3) financially feasible, and (4) maximally productive. The size, shape, and physical attributes of the site are considered sufficient to accommodate most forms of development. Given the freeway frontage and the surrounding development (which consists of a relatively equal mixture of office, retail, single and multi-family, and vacant land), it is our opinion that some type of commercial use would be most compatible with surrounding development. Further, as discussed in the Office Market Analysis section of this report, the Northwest office submarket has continued to slowly recover with a Mid-Year 1996 occupancy level of approximately 82.7 percent. Rental rates for this type of space averaged $11.32 per square foot (including all classes of space). However, the Houston office market as a whole, including the subject's Northwest submarket, continues to recover at a rather sluggish pace both in terms of occupancy and rental rates. Therefore, current market conditions are not conducive to speculative, multi-tenant office development at the present time, thus a holding period would be required before development of this type would likely occur.

Highest and Best Use, As Improved

     As noted in the Property Description section of this report, the subject site is improved with a six-story, 150,465 square foot (NRA) office building and related site improvements. Constructed in 1983, the project is in good condition. Further, the design and layout are considered to be very functional for its current use.

     The office submarket in which the subject competes continues to slowly improve. However, increases in occupancy levels and rental rates have been sluggish. Still, it is our opinion that the subject property, as improved, is capable of providing an adequate return to the land over the foreseeable future. This conclusion is supported by the data and analysis presented in the balance of this report. For these reasons, it is our opinion that the highest and best use of this site, as improved, is for continued use as a low-rise office building.

================================================================================

                                                                       CUSHMAN &
                                                                    WAKEFIELD(R)
                                                     ---------------------------
                                                     VALUATION ADVISORY SERVICES
                                                     ---------------------------

                                                               VALUATION PROCESS
================================================================================

     In this appraisal, we have only used the Sales Comparison Approach and the Income Approach to develop a market value estimate.

     The Cost Approach has been omitted from this analysis for the following reasons:

     o First and foremost, the value being sought is the leased fee estate, whereas the Cost Approach normally depicts the fee simple estate. Therefore, the interest being appraised cannot be reflected by the Cost Approach in its traditional form;


     o Secondly, the office market is below stabilized levels, which means new construction is not feasible at the present time. Consequently, some external/economic obsolescence is inherent in the reproduction/replacement cost new of the subject improvements. Classically, external/economic obsolescence is viewed as incurable and is so from the perspective of the property owner. However, it will eventually be cured because it is purely a function of current market conditions. Quantifying this form of obsolescence within the context of the Cost Approach is highly subjective and very theoretical. As a result, the reliability of this approach becomes very suspect under these circumstances; and

     o Lastly, one of the most persuasive reasons for not using the Cost Approach is the fact that market participants do not typically use this approach as a determinant of value especially when market conditions are below an optimal level as they are currently.

     We have included an estimate of the land value (set forth in the following section) to demonstrate the improvements are capable of providing an adequate return to the land over the foreseeable future.

     In the Sales Comparison Approach, we performed the following steps:

     o    Investigated the market for recent sales of similar office properties.

     o Analyzed those sales on the basis of the sales price per square foot and an effective gross income multiplier; and

     o Correlated the value indications into a point value estimate from within the range.

In developing the Income Approach we:

     o Studied the rents in effect in this and competing properties to estimate the potential rental income at market levels;

     o Studied the recent history of operating expenses at this and competing properties to estimate an appropriate level of expenses and reserves for replacement;


================================================================================

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                                                                    WAKEFIELD(R)
                                                     ---------------------------
                                                     VALUATION ADVISORY SERVICES
                                                     ---------------------------

                                                               Valuation Process
================================================================================


     o Estimated net operating income and cash flow by subtracting the operating, fixed, and other expenses from the effective gross income; and

     o Prepared a discounted cash flow analysis in which the cash flow and property value at reversion are discounted to an estimate of current market value at a market-derived discount rate. Potential gross revenues are estimated based on a modeling of the actual rents and recovery provisions in effect through the term of existing leases. As the existing leases expire, the space is estimated to rent at the then current market rental rate with appropriate allowances for downtime. Spaces now vacant will be rented at market rates and at the time intervals discussed in the Income Approach section of this report. From potential gross revenues, we subtract vacancy and expenses (operating, fixed, and other) to arrive at an estimate of cash flow over an 1 1 year forecast.

     The appraisal process is concluded by a review and re-examination of each of the approaches to value that have been employed. Consideration is given to the type and reliability of data used, and the applicability of each approach. Finally, the approaches are reconciled and a final value conclusion is estimated.


================================================================================

                                                                       CUSHMAN &
                                                                    WAKEFIELD(R)
                                                     ---------------------------
                                                     VALUATION ADVISORY SERVICES
                                                     ---------------------------

                                                             LAND VALUE ESTIMATE
================================================================================


Methodology

     Depending upon the specific appraisal assignment and/or the value being sought, any one of several methods may be used to value land that is vacant or considered to be unimproved or vacant.

     o The first method is the Sales Comparison Approach, which is the process of analyzing sales of reasonably similar, recently sold sites in order to derive an indication of the most reasonable and probable market value of the land being appraised;

     o The second method is the Land Residual Approach which is a valuation technique based upon the premise that income can be divided between land and improvements and that the residual income to the land can then be capitalized into a value;

     o A third procedure, the Subdivision Development Method, may sometimes be used to estimate the value of vacant, usually unsubdivided land, through a process of analyzing the cost to development (including profit) and interest carry relative to the anticipated gross income from the retail sales of individual lots or tracts;

     o The fourth and fifth methods, the Allocation and Extraction Methods, which are two techniques that permit the distribution of the total value or sales price of a property between land and building; and


     o The last procedure is the Ground Rent Capitalization Method where ground rents can be capitalized at an appropriate rate to indicate the market value of a site.

     Under the right circumstances, any of the preceding methods may be useful in forming the basis of a valid estimate of land value. Even though recent office land sales activity has been limited, due to the overbuilt Houston market, there is still sufficient data from which to estimate the land value. Therefore, the Sales Comparison Approach is considered to be the best approach to value the subject site. In making comparisons, we adjusted the sale prices for the differences between the subject site and the comparable sites.

     On the following page is a summary of pertinent sales that we compared with the subject, and a map showing their locations.


================================================================================

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                                                                    WAKEFIELD(R)
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                                                     VALUATION ADVISORY SERVICES
                                                     ---------------------------

================================================================================

                                      [MAP]

                                [GRAPHIC OMITTED]

================================================================================

                                 LAND SALES MAP

                              One Northwest Centre

                             13831 Northwest Freeway
                                 Houston, Texas

                               Land Sales Summary


====================================================================================================================================
                                                                                                                             Cash
 Comp.                                                                           Size         Size                        Equivalent
 No.                Name/Location                                Sale Date       Acres         SF         Zoning          Sale Price
====================================================================================================================================
 L-1    Northeast side of Northwest Freeway, 750                 01/01/95        1.54        67,082        None           $  450,000
        feet norhtwest of Northwest Central
        Houston, Texas

 L-2    Northeast side of Northwest Freeway, 415                 12/12/94        1.14        49,658        None           $  224,000
        feet southeast of Retton, Houston, Texas

 L-3    Southeast corner of Northwest Freeway                    03/28/94        8.62       375,487        None           $2,200,000
        and 34th Street, Houston, Texas

 L-4    West corner of Norhtwest Freeway and                     09/01/93        4.66       203,042        None           $  800,000
        West Tidwell Road, Houston, Texas

 L-5    Southeast corner of Northwest Freeway                    06/04/93        2.88       125,627        None           $  520,000
        and Rothway, Houston. Texas
====================================================================================================================================
Subject Northwest corner of Northwest Freeway                       N/A          2.73       118,701        None                 N/A
        and West Tidwell Road, Houston, Texas
====================================================================================================================================
                                                            Low                  1.14        49,658                         $224,000
        Data Range:                                         High                 8.62       375,487                       $2,200,000
                                                            Median               3.77       164,076                         $958,000
====================================================================================================================================


===============================================================================================
                                                            Price
 Comp.                                                      per SF            Existing or
 No.                Name/Location                         (Land Area)         Intended Use
===============================================================================================
 L-1    Northeast side of Northwest Freeway, 750            $   6.71          Fuddruckers
        feet norhtwest of Northwest Central                                   Restaurant
        Houston, Texas

 L-2    Northeast side of Northwest Freeway, 415            $   4.51           Motel Inn
        feet southeast of Retton, Houston, Texas

 L-3    Southeast corner of Northwest Freeway               $   5.86         Retail Center
        and 34th Street, Houston, Texas

 L-4    West corner of Norhtwest Freeway and                $   3.94       Shoney's Restaurant
        West Tidwell Road, Houston, Texas                                       and motel

 L-5    Southeast corner of Northwest Freeway               $   4.14        Homestead Village
        and Rothway, Houston. Texas                                               Motel
===============================================================================================
Subject Northwest corner of Northwest Freeway                   N/A           Office Building
        and West Tidwell Road, Houston, Texas
===============================================================================================
                                                            $   4.51
        Data Range:                                         $   6.71
                                                            $   5.69
===============================================================================================

                                                             Land Value Estimate
================================================================================


Analysis of Sales and Estimate of Site Value

     The subject property is located at the northwest corner of Northwest Freeway and W. Tidwell Road. We have concluded that some form of commercial development is the highest and best use of the subject; accordingly, a search was conducted for comparable land sales conducive to commercial development along Northwest Freeway within the subject neighborhood.

     Specifically, we have relied upon five sales in the immediate area of the subject. The transactions range in size from 1.14 to 8.62 acres and occurred over the past three years. Overall, we believe these transactions provide a good indication of the subject's value.

     The comparables will be analyzed on a price per square foot basis, which is the unit of comparison commonly utilized by investors, developers, and brokers for this particular property type in this locale. We have not attempted to quantifiably adjust the sales to the subject, rather we have applied general comparisons to the subject after discussing the various aspects of the sales. The following comparisons are intended to reflect our thought processes in comparing one site with another.

Property Rights Conveyed

     All of the comparable sales involved parcels of land unencumbered by any leases. Therefore, all of the sales set forth herein represent the transfer of the fee simple estate. Consequently, no adjustments are warranted for the differences in property rights conveyed.

Cash Equivalency

     All of the sales were purchased on an all cash basis and are considered to be cash equivalent. Therefore, a cash equivalency adjustment is not required for any of the sales.

Conditions of Sale

     Sometimes sales involve certain elements which motivate the buyer or seller to pay or accept more or less than would be a typical market price for the property. When such influences differ from more normal market conditions, adjustments are required. All of the comparables were subject to normal (or typical) conditions of sale. Therefore, no adjustments are required for conditions of sale.

Other

     In comparing the comparables to each other, there is no clear trend to suggest that a change in market pricing has occurred since mid 1993. Market participants including brokers, developers, and appraisers indicated that land prices remained relatively static over the past three years, therefore, adjustments were not considered necessary.

     All of the comparables included in this analysis are located proximal to the subject property. However, differences in location do exist. Among the sales, comparables L-2, L-4 and L-5 are considered relatively similar in location to the subject. However, comparables L-1 and L-3 are considered superior to the subject and will require a downward adjustment. Comparable L-1 is located along the northeast side of Northwest Freeway, just northwest of Pinemont where there is a major interchange with the freeway. This interchange provides superior access to this site. Comparable L-3 is located at the southeast corner of Northwest Freeway and 34th Street which is


================================================================================

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


                                                             Land Value Estimate
================================================================================

also a primary intersection, providing this site with superior access. As a result, appropriate downward adjustments have been applied to both comparables.

     The subject property's shape, depth, topography, and utility availability do not adversely affect its use. Accordingly, each of the comparables is considered to be similar with respect to these attributes. In addition, none of the comparables, like the subject, has a zoning designation, nor any known deed restrictions which restrict their use. As noted within our Zoning Analysis, the city of Houston does not have zoning.

     A small downward adjustment should be applied to Comparables L-1 (1.54 acres) and L-2 (1.14 acres) and an upward adjustment is necessary to Comparables L-3 (8.62 acres) and L-4 (4.66 acres) because of their size differences. Comparable L-5 is relatively similar in size to the subject and does not require an adjustment.

     After analyzing the various attributes of the comparables in comparison to the subject, we have estimated the value of the subject's land at $4.25 per square foot, calculated as follows,


                  =============================================
                  Land Value Calculation - Office Building Site
                  =============================================
                  118,701 SF X $4.25 per square foot = $504,479
                  =============================================
                                Rounded: $500,000
                  =============================================


================================================================================

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


                                                       SALES COMPARISON APPROACH
================================================================================


Methodology

     In the Sales Comparison Approach, we estimated the value by comparing this property with similar, recently sold properties in the surrounding or competing area. Inherent in this approach is the principle of substitution, which holds that when a property is replaceable in the market, its value tends to be set at the cost of acquiring an equally desirable substitute property, assuming that no costly delay is encountered in making the substitution.

     By analyzing sales which qualify as arms-length transactions between willing, knowledgeable buyers and sellers, we can identify value and price trends. The basic steps involved in the application of this approach are:

     (1) researching recent, relevant property sales and current offerings throughout the competitive area;

     (2) selecting and analyzing those properties considered most similar to the subject, considering changes in economic conditions that may have occurred between the sale date and the date of value, and other physical, functional, or locational factors;

     (3) identifying sales which include favorable financing and calculate the cash equivalent price;

     (4) reducing the sale prices to common units of comparison, such as price per square foot of building area (in this case net rentable area) and effective gross income multiplier;

     (5) making appropriate comparative adjustments to the prices of the comparable properties to relate them to the property appraised; and

     (6) interpreting the adjusted sales data and draw a logical value conclusion.

     In analyzing the leased fee estate (or fee simple estate, subject to the existing building tenant leases), the sale prices of the comparables were reduced to those common units of comparison used to analyze improved properties that are similar to the subject. Of the available units of comparison, the sales price per square foot of net rentable area (used by buyers, sellers, and brokers), as well as the effective gross income multiplier (EGIM), employed predominately by appraisers, are the most commonly used measurements to value office buildings in the marketplace.

     From an appraiser's perspective, the EGIM is usually a more discernible indicator of value because it considers the income characteristics which in turn dictate the price per square foot paid. Also, the selection of an EGIM is generally less subjective than trying to correlate the sales price per square foot methodology. Regardless, both the sales price per square foot and effective gross income multiplier analyses have been used to analyze the subject property.

     The comparable sales had occupancy levels ranging from 72 to 100 percent at the time of sale. For properties which are relatively well-occupied and have similar operating performances,


================================================================================

                                                                       CUSHMAN &
                                                                    WAKEFIELD(R)
                                                     ---------------------------
                                                     VALUATION ADVISORY SERVICES
                                                     ---------------------------

                                                       Sales Comparison Approach
================================================================================


the EGIM is probably the more reliable indicator of value. Consequently, we placed most weight on the EGIM analysis. On the following page is a summary of recent market data considered to be most indicative of the subject's current market value.


================================================================================

                                                                       CUSHMAN &
                                                                    WAKEFIELD(R)
                                                     ---------------------------
                                                     VALUATION ADVISORY SERVICES
                                                     ---------------------------

                               IMPROVED SALES MAP

================================================================================


                                      [MAP]

                                [GRAPHIC OMITTED]


================================================================================

                              One Northwest Center
                             13831 Northwest Freeway
                                 Houston, Texas

                        Summary of Office Building Sales

====================================================================================================================================
 Comp.                                                       Year                           Net           Land
 Sale                                            Sale        Built/        Number         Rentable        Area         Percent
 No.                 Name/Location               Date      Renovated     of Stories       Area(SF)       (Acres)      Occupied
====================================================================================================================================
  1-1       400 North Belt Office Centre         04/96       1982            12            223,105        3.07          90.0%
            400 Sam Houston Parkway
            Houston, Texas
  1-2       Penn Woodbranch                      04/96       1983             6            109,950        3.72          90.0%
            12012 Wickchester
            Houston, Texas

  1-3       One Park Ten Plaza                   03/96       1982             8            164,676        3.27          86.0%
            16225 Park Ten Place
            Houston, Texas

  1-4       520 Post Oak                         02/96       1976             8            154,967        2.12          72.0%
            520 Post Oak Boulevard
            Houston, Texas

  1-5       Cowperwood Corporate Center I        01/96       1983             8            158,160        6.24           100%
            15415 Katy Freeway
            Houston, Texas

  1-6       1235 North Loop                      06/95       1981            12            219,799        3.41          80.0%
            1235 North Loop West
            Houston, Texas
====================================================================================================================================
 Subject    One Northwest Center                 N/A         1983             8            160,466        2.73          85.1%
            13831 Northwest Freeway
            Houston, Taxes
====================================================================================================================================
                                                 Low:        1976             6            109,950        2.12          72.0%
            Data Range:                          High:       1983            12            223,105        6.24           100%
                                                 Mean:       1981             9            171,776        3.64          86.3%
====================================================================================================================================

====================================================================================================================================
                                                                          Sale
Comp.                                              Cash                   Price                          Expense         Overall
Sale                                            Equivalent               Per SF                           Ratio      Capitalization
No.                 Name/Location               Sale Price                (NRA)            (EGI)           EGIM           Rate
====================================================================================================================================
 1-1       400 North Belt Office Centre          $9,445.000              $42.33            3.92           57.9%           10.8%
           400 Sam Houston Parkway
           Houston, Texas
 1-2       Penn Woodbranch                       $4,650.000              $42.29            3.92           57.4%           10.8%
           12012 Wickchester
           Houston, Texas

 1-3       One Park Ten Plaza                    $6,700.000              $40.69            3.80           58.6%           10.9%
           16225 Park Ten Place
           Houston, Texas

 1-4       520 Post Oak                          $6,325,000              $40.82            4.52           66.4%            7.4%
           520 Post Oak Boulevard
           Houston, Texas

 1-5       Cowperwood Corporate Center I         $8,250,000              $52.16            3.60           53.4%           12.5%
           15415 Katy Freeway
           Houston, Texas

 1-6       1235 North Loop                       $7,200,000              $32.76            3.72           59.0%           11.0%
           1235 North Loop West
           Houston, Texas
====================================================================================================================================
Subject    One Northwest Center                     N/A                   N/A              N/A            54.2%            N/A
           13831 Northwest Freeway
           Houston, Taxes
====================================================================================================================================
                                                 $4,650,000              $32.76            3.60           53.4%            7.4%
           Data Range:                           $9,445,000              $52.16            4.52           66.4%           12.5%
                                                 $7,095,000              $41.84            3.91           58.8%           10.6%

NRA  - Not Rentable Area
EGIM - Effective Gross Income Multiplier
EGI  - Effective Gross Income
====================================================================================================================================

                                                       Sales Comparison Approach
================================================================================

     The comparable properties are generally similar from a physical standpoint to the subject, but there are some differences in terms of construction quality and design. Generally speaking, the investment market for this type of product is fairly broad, including foreign, national, and local investors.

Sales Price Per Square Foot Analysis

     The six comparables indicate sales prices ranging from $32.76 to $52.16 per square foot of net rentable area on a cash equivalent basis. The prices per square foot are influenced by the differences in construction quality, occupancy levels, character of the tenancy, economics, and location. Nevertheless, it is important to address each property in terms of the conventional sequence of adjustments. Following are those considerations which are relevant to the subject. The first three elements must be considered in advance of applying any other compensating factors to derive value conclusions via the sales price per square foot methodology. These same three factors must also be addressed before the selection of an effective gross income multiplier.

Property Rights Conveyed

     As shown in the summary table, all of the comparables are encumbered by leases, therefore, the leased fee estate was conveyed in each of these cases. Therefore, we have made no adjustments to the comparables for the differences in property rights conveyed.

Seller Financing/Cash Equivalency

     All of the comparables were sold on the basis of cash to the seller. Thus, we have made no adjustments to the comparables for seller financing.

Conditions of Sale

     We identified no special motivational conditions concerning the comparables; therefore, no adjustments for conditions of sale were made.

Other

     Because of the multiple differences inherent in office properties with respect to quality and design, location, and, in this case economics, not to mention the quality of the tenant base, mathematical adjustments for the reasoning noted above would be extremely difficult, at best.

     In our opinion, all of the comparables are fairly similar to the subject with Comparables 1-1 through 1-3 being most similar in that they are 86 to 90 percent occupied and achieving similar rents. These three comparables sold for $40.69 and $42.33 per square foot. Based upon all of the above data, we believe the value of the subject would be in the range of $40.00 to $42.00 per square foot of net rentable area. Thus, our value range by the Sales Price Per Square Foot method is as follows:


================================================================================

                                                                       CUSHMAN &
                                                                    WAKEFIELD(R)
                                                     ---------------------------
                                                     VALUATION ADVISORY SERVICES
                                                     ---------------------------

                                                       Sales Comparison Approach
================================================================================


        ===================================================================
                       Sales Price Per Square Foot Summary
        ===================================================================
        Net Rentable Area                Sales Price Per          Indicated
              (SF)                        Square Foot                Value
        ===================================================================
             150,465          X             $40.00               $6,018,600

                                          Rounded To:            $6,000,000

             150,465          X             $42.00               $6,319,530

                                          Rounded To:            $6,300,000
        ===================================================================

Effective Gross Income Multiplier Analysis

     The effective gross income multiplier (EGIM) is calculated in the sales transactions by dividing the sales price by the effective gross income at time of sale. The EGIM expresses the relationship between a sales price and the property's effective gross income. All other things being equal, the lower the income, the lower the sales price. However, there are other variables that affect the income/price relationship such as the condition of the property, the vacancy at time of sale, the stability of the income stream and the likelihood of near term change (up or down), and the ratio of expenses to effective gross income.

     The expense ratios of the comparable properties have been calculated by dividing the estimated expenses by the indicated effective gross annual income. The expense ratios and EGIMs calculated for this analysis are based on actual occupancy levels at the time of sale rather than proforma occupancy levels.

     The comparables exhibit EGIMs between 3.60 and 4.52. Comparing the relative relationship of the occupancy and expense ratios, we note that the anticipated pattern of the relationships discussed earlier is not perfectly evident, possibly for reasons such as tenancy and economics. The subject's expense ratio is within the range when compared to the comparables. Thus, by comparison to the EGIMs of the comparables, the subject's EGIM should be within the range exhibited by the comparables. In this case, we believe the selection of an EGIM range should be toward the upper end of the range in an attempt to recognize the pricing movement that is occurring in the marketplace in anticipation of higher revenues. As a result, the future operating expense ratio should decline. Thus, we have selected a range of EGIMs to apply to the subject's Year One effective gross income of 4.0 to 4.25 as follows:


         ==============================================================
                              EGIM Analysis Summary
         ==============================================================
         1996 Effective                   EGIM               Indicated
          Gross Income                                         Value
         ==============================================================
           $1,512,941         X            4.00              $6,051 764
                                       Rounded To:           $6,050,000
           $1,512,941         X            4.25              $6,429,999
                                       Rounded To:           $6,400,000
         ==============================================================


     In conclusion, the two analyses resulted in the following value ranges:
$6,000,000 to $6,300,000 based on the sales price per square foot methodology and $6,050,000 to $6,400,000 based on the effective gross income multiplier
(EGIM) technique. In the final analysis, we have given primary weight to the EGIM Approach. Resultingly, our estimate of value for the subject via


================================================================================

                                                                       CUSHMAN &
                                                                    WAKEFIELD(R)
                                                     ---------------------------
                                                     VALUATION ADVISORY SERVICES
                                                     ---------------------------

                                                       Sales Comparison Approach
================================================================================

the Sales Comparison Approach is $6,200,000, which equates to $41.21 per square foot of net rentable area.


================================================================================

                                                                       CUSHMAN &
                                                                    WAKEFIELD(R)
                                                     ---------------------------
                                                     VALUATION ADVISORY SERVICES
                                                     ---------------------------

                                                                 INCOME APPROACH
================================================================================


Methodology

     The Income Approach is a method of converting the anticipated economic benefits of owning property into a value estimate through capitalization. The principle of anticipation underlying this approach is that investors recognize the relationship between an asset's income and its value. In order to value the anticipated economic benefits of a particular property, potential income and expenses must be estimated and the most appropriate capitalization method must be selected.

     The two most common methods of converting net income into value are through direct capitalization and a discounted cash flow analysis. In direct capitalization, the net operating income is divided by an overall capitalization rate extracted from market sales to indicate a value. In the discounted cash flow method, anticipated future income streams and a reversionary value are discounted to a net present value at a chosen yield rate (internal rate of return).

     The direct capitalization method is an effective technique when stable conditions exist both in the marketplace and for the property. However, when market conditions are either changing or likely to change in a fairly dramatic manner over time, direct capitalization becomes a more difficult technique to administer. Direct capitalization is further inhibited by the numerous variables that exist with multi-tenant office buildings, i.e., multiple leases, with staggered lease terms and varying lease structures; the lease-up of vacant space; and differing tenant finish allowances, depending upon whether the space is in a shell or second generation state.

     Given these numerous variables, coupled with our inquiries of participants in the marketplace, we feel that the majority of investors for a property like the subject would utilize the discounted cash flow method, in an attempt to mirror the expectations relative to those variables. Overall, office market conditions are still below normalized levels. Consequently, the discounted cash flow method affords the most realistic method of reflecting investor expectations of the current period, as well as the projected recovery (primarily rental rates in the subject's case). Also, the discounted cash flow methodology can better quantify the impact of multi-tenant leases, with staggered lease terms and varying rental rate structures than the direct capitalization technique. Therefore, it is our opinion that the discounted cash flow method is the most appropriate method in the valuation of the subject property. As such, the direct capitalization method will not be used in this analysis. However, at the conclusion of the Income Approach, we will analyze the resulting overall capitalization rate derived from the discounted cash flow analysis as a check for reasonableness.

     In the following sections, we will first analyze the subject's existing leases and market rents before discussing the subject's operating expenses and preparing the discounted cash flow analysis.

Summary of Existing Leases

     As of the effective date of appraisal, there are 28 leased suites totaling 124,448 square feet of net rentable area. In addition, four spaces designated as the fitness center (1,140 square feet), the conference room (313 square feet), building storage (454 square feet), and the management office (1,765 square feet) are considered occupied space. We have included this space in our analysis for occupancy purposes, but have not assigned a rent in the future. Therefore, the total


================================================================================

                                                                       CUSHMAN &
                                                                    WAKEFIELD(R)
                                                     ---------------------------
                                                     VALUATION ADVISORY SERVICES
                                                     ---------------------------

                                                                 Income Approach
================================================================================

occupied area is 128,120 square feet, with 22,345 square feet vacant. This equates to an occupancy factor of 85.1 percent.

     A rent roll of the subject property abstracting the existing leases is located on the following pages.


================================================================================

                                                                       CUSHMAN &
                                                                    WAKEFIELD(R)
                                                     ---------------------------
                                                     VALUATION ADVISORY SERVICES
                                                     ---------------------------

                             One Northwest Center
                             13831 Northwest Freeway
                                 Houston ,Texas

                               Rent Roll Analysis

-------------------------------------------------------------------------------------------------------------------------------
                                                  Lease Term
                                                  ----------                                                         Average
                                                                                                             Annual   Annual
                               Square       Lease         Lease    Term                Monthly   Annual Rent  Rent    Lease
Suite        Tenant             Feet     Commencement  Termination (Yrs)  Months        Rent       Total     Per SF  Rate PSF
-------------------------------------------------------------------------------------------------------------------------------
100     Nagesh & Carter, CPA    2,495         Feb-92       Feb-94   5.00  24 Months @  $2,131.15   $25,574   $10.25   $10.49
                                              Feb-94       Feb-96         24 Months @  $2,193.52   $26,322   $10.55
                                              Feb-96       Feb-97         12 Months @  $2,255.90   $27,071   $10.85

102     Data General Corp       2,647         May-94       May-97   5.00  36 Months @  $2,260.96   $27,132    $10.25  $10.35
                                              May-97       May-99         24 Months @  $2,316.13   $27,794    $10.50

110     Biluminous Casualty       611         Jan-95       Dec-97   3.00  36 Months @    $590.63    $7,088    $11.60  $11.60

151     Southern States           651         Apr-95       Mar-00   5.00  60 Months @    $596.75    $7,161    $11.00  $11.00

155     Miglicco, Botschen      2,122         Aug-96       Aug-97   2.00  12 Months @  $1,900.96   $22,812    $10.75  $10.88
        & Williams                            Aug-97       Aug-98         12 Months @  $1,945.17   $23,342    $11.00

165     Fitness Center          1,140       No Lease

167     Conference Room           313       No Lease

169     Building Storage          454       No Lease

180     Pegasus Design          6,242         Jan-94       Dec-99  10.00  60 Months @  $6,111.96   $73,344    $11.75  $12.00
                                              Jan-99       Dec-03         60 Months @  $6,372.04   $76,465    $12.25

200     Durey Equipment         1,091         Apr-95       Mar-98   3.00  36 Months @    $954.63   $11,458    $10.50  $10.50

205     Xergraphic Systems      1,029         Jan-95       Dec-97   3.00  36 Months @    $900.38   $10,805    $10.50  $10.50

210     Masada Security         1,223         Aug-96       Jul-99   3.00  36 Months @  $1,223.00   $14,676    $12.00  $12.00


212     Marley Cooling Tower    2,922         Dec-93       Nov-96   5.00  36 Months @  $2,435.00   $29,220    $10.00  $10.20
                                              Dec-96       Nov-98         24 Months @  $2,556.75   $30,681    $10.50

235     Madison Guaranty        5,301         Jul-96       Jul-97   3.00  12 Months @  $4,307.06   $51,685     $9.75  $10.92
                                              Jul-97       Jul-99         24 Months @  $5,080.13   $60,962    $11.50

245     Gulfwide Services         815         Jun-95       May-96   3.00  12 Months @    $679.17    $8,150    $10.00  $10.33
                                              Jun-96       May-98         24 Months @    $713.13    $8,558    $10.50

250     Barone Design Group     4,496         Feb-95       Feb-00   5.00  60 Months @  $3,935.75   $47,229   $10.50   $10.50


300     Ogre Partners, Ltd      2,515         Jul-96       Jul-97   3.00  12 Months @  $2,305.42   $27,665    $11.00  $11.25
                                              Jul-97       Jul-98         12 Months @  $2,357.81   $28,294    $11.25
                                              Jul-98       Jul-99         12 Months @  $2,410.21   $28,923    $11.50

310     Wilco Insurance         2,145         Aug-95       Jul-97   5.00  24 Months @  $1,876.66   $22,523    $10.50  $11.00
        Company                               Aug-97       Jul-98         12 Months @  $1,968.25   $23,595    $11.00
                                              Aug-98       Jul-00         24 Months @  $2,055.63   $24,668    $11.50

312     The Lehman Company      2,068         Aug-95       Sep-95   5.00   1 Month  @       $0.0        $0     $0.00  $10.08
                                              Sep-95       Sep-00         60 Months @  $1,768.42   $21,197    $10.25

314     Medical Dental Mgt      2,242         Feb-93       Jan-96   5.00  36 Months @  $1,821.63   $21,660     $9.75   $9.85
                                              Feb-96       Jan-98         24 Months @  $1,868.33   $22,420    $10.00

316     Racal-Milgo Info        1,642         Jan-95       Jan-96   5.00  12 Months @  $1,334.13   $16,010     $9.75  $10.25
                                              Jan-96       Jan-97         12 Months @  $1,368.33   $16,420    $10.00
                                              Jan-97       Jan-98         12 Months @  $1,402.54   $16,831   $10.25
                                              Jan-98       Jan-99         12 Months @  $1,436.75   $17,241   $10.50
                                              Jan-99       Jan-00         12 Months @  $1,470.96   $17,652   $10.75

330     Rolf Jensen & Assoc     6,158         Feb-92       Jan-97         60 Months @  $5,834.71   $70,016    $11.37  $11.37

335     Management Office       1,765         No Lease

---------------------------------------------------------------------------------------------
                              Expense   Finish Out
                               Stop     Allowance
Suite        Tenant           Per SF     Per SF         Comments
---------------------------------------------------------------------------------------------
100     Nagesh & Carter, CPA   $5.00       N/A      Tenant's recoveries are not grossed-up



102     Data General Corp      $6.15       N/A      Tenant's recoveries are grossed-up to 95%


110     Biluminous Casualtiy   $5.88       N/A      Tenant's recoveries are not grossed-up

151     Southern States        $5.74       N/A      Tenant's recoveries are grossed-up to 95%

155     Miglicco, Botschen      1996       N/A      Tenant's recoveries are grossed-up to 95%
        & Williams             Base Yr.

165     Fitness Center                              This is a building amenity

167     Conference                                  This is a building amenity

169     Building Storage                            None

180     Pegasus Design         $6.15     "As Is"    Tenant's recoveries are grossed-up to 95%


200     Durey Equipment        $5.25       N/A      Tenant's recoveries are not grossed-up

205     Xergraphic Systems     $5.74       N/A      Tenant's recoveries are grossed-up to 95%

210     Masada Security         1996      $6.50     Tenant's recoveries are grossed-up to 95%
                               Base Yr.

212     Marley Cooling Tower   $5.85       N/A      Tenant's recoveries are grossed-up to 95%

235     Madison Guaranty        1996      $1.00     Tenant's recoveries are grossed-up to 95%
                               Base Yr.
245     Gulfwide Services       $5.72       N/A     Tenant's recoveries are grossed-up to 95%. The tenant
                                                    has vacated their space, but continues to pay rent.

250     Barone Design Groups    $5.51      $8.00    Tenant's recoveries are grossed-up to 95%

300     Ogre Partners, Ltd      1996        N/A     Tenant's recoveries are grossed-up.
                               Base Yr.

310     Wilco Insurance         $5.74       N/A     Tenant's recoveries are grossed-up to 95%
        Company

312     The Lehman Company      $5.74       N/A     Tenant's recoveries are grossed-up to 95%

314     Medical Dental Mgt      $5.82       N/A     Tenant's recoveries are not grossed-up

316     Racal-Milgo Info        $4.75       N/A     Tenant's recoveries are not grossed-up

330     Rolf Jensen & Assoc     $5.25       N/A     Tenant's recoveries are not grossed-up

335     Management Office                   N/A     None

                              One Northwest Center
                             13831 Northwest Freeway
                                 Houston ,Texas

                               Rent Roll Analysis

-------------------------------------------------------------------------------------------------------------------------------
                                                  Lease Term
                                                  ----------                                                         Average
                                                                                                             Annual   Annual
                               Square        Lease         Lease    Term                Monthly   Annual Rent  Rent    Lease
Suite        Tenant             Feet      Commencement  Termination (Yrs)  Months        Rent       Total     Per SF  Rate PSF
-------------------------------------------------------------------------------------------------------------------------------
340     Integration Services    1,026         Mar-95       Mar-98   3.00  36 Months @    $897.75   $10,773    $10.50  $10.50

350     George McElroy &        1,596         Mar-95       Feb-00   5.00  60 Months @  $1,429.75   $17,157    $10.75  $10.75
        Assoc.

355     Hydrocarbon Data        1,426         Jan-94       Dec-96   3.00  36 Months @  $1,158.03   $13,904     $9.75   $9.75

365     Norvell Electronics     2,133         Jun-96       May-01   5.00  60 Months @  $1,910.81   $22,930    $10.75  $10.75


400/500 Law Companies          40,183         Mar-91       Mar-96  10.00  60 Months @ $28,462.96  $341,556     $8.50  $11.13
                                              Mar-96       Mar-01         60 Months @ $46,043.02  $552,516    $13.75



400A    Provident Life And      5,947         May-95       Apr-00   5.00  60 Months @  $5,451.42   $65,417    $11.00  $11.00
        Accident Ins.

500     Circle K               13,435         Feb-94       May-97   3.33  40 Months @ $11,475.73  $137,709    $10.25  $10.25

630     Procter & Gamble        5,381         Aug-94       Aug-99   5.00  60 Months @  $6,802.48   $81,630    $15.17  $15.17

650     OOCL (USA) Inc          4,904         Dec-95       Dec-00   5.00  60 Months @  $5,312.87   $63,752    $13.00  $13.00

----------------------------------------------------------------------------------------------
                               Expense    Finish Out
                                 Stop     Allowance
Suite        Tenant             Per SF      Per SF        Comments
----------------------------------------------------------------------------------------------
340     Integration Services     $5.88       N/A     Tenant's recoveries are grossed-up to 95%

350     George McElroy &         $5.88       N/A     Tenant's recoveries are grossed-up to 95%
        Assoc.

355     Hydrocarbon Date         $8.15       N/A     Tenant's recoveries are grossed-up to 95%

365     Norvell Electronics      1996        N/A     Tenant's recoveries are grossed-up to 95%
                                Base Yr

400/500 Law Companies            $4.50       N/A     Tenant's recoveries are not grossed-up.
                                                     This tenant has vacated their space, but
                                                     continues to pay rent.  The tenant has sub-
                                                     leased most of their 5th floor space and
                                                     keeps a small skeleton crew on the 4th floor
400A    Provident Life And       $5.88       N/A     Tenant's recoveries are grossed-up to 95%
        Accident Ins.

500     Circle K                 $5.88       N/A     Tenant's recoveries are grossed-up to 95%

630     Proctor & Gamble         $8.15     $22.00    Tenant's recoveries are not grossed-up

650     OOCL (USA) Inc           1996      $16.50    None
                                Base Yr

                              One Northwest Center
                             13831 Northwest Freeway
                                 Houston, Texas

                                Rent Roll Summary

=====================================================================================================
Overall Property - Including X-Factor
 Net Rentable Area                  150,465 SF       100.0%     Number of Leases              32
 Occupied Area                      128,120 SF        85.1%     Average Tenant Size        4,004 SF
 Vacant Leaseable Area               22,345 SF        14.9%     Average Rental Rate       $10.83 /SF
                                                                   (Weighted)
=====================================================================================================

                                                              Income Approach
================================================================================

It should be noted that AM International Inc., which has a lease for suite 120, is not shown on our rent roll. This is due to the fact that they have vacated their space and have not paid their rent for the past several months. Therefore, we have assumed this space is vacant. In addition, a new tenant, Masada Security, is projected to occupy suite 210 and is shown on the rent roll with a lease commencement in August of 1996. These two assumptions are based on conversations with the property management and leasing personnel for the subject property.

Further, two large tenant spaces are largely unoccupied although the tenants are paying rent, the Law Companies and Circle K. With an expiration in March 2001, the Law Companies has a lease for 40,183 square feet of space which is equivalent to 26.7 percent of the subject's net rentable area. Their space is divided into 13,778 square feet on the fourth floor and 26,405 square feet on the fifth floor, and they have successfully sub-leased most of the space on the fifth floor. The Law Companies keeps a small skeleton crew on the fourth floor. The terms of the sub-leases were not available and it is our understanding that the sub-tenants pay their rent to the Law Companies. It is anticipated that the Law Companies will continue to pay rent through the end of their lease term.

Circle K leases 13,435 square feet of space on the sixth floor. It is our understanding that they continue to pay their rent and it is anticipated that they will continue to do so until the expiration of their lease in May, 1997. Their space has not been sub-let.

Assumptions Regarding the Existing Leases

     With the exception of the AM International lease, our analysis specifically assumes the existing tenants will remain in the property and continue paying rent under the terms of their leases. Information provided by management indicates that no other tenants are currently in default of their lease. Considering the fact that the Law Companies and Circle K do not occupy their space will result in upward pressure being placed on our selection of a discount rate for the property.

Lease Expirations

     As part of our risk analysis, we reviewed the tenant expiration dates (as shown on the facing page). With respect to the current leasing structure, there is one tenant whose lease expires during 1996, which comprises less than one percent of the total net rentable area. There are five tenants comprising 15.4 percent of net rentable area with expiration dates in 1997, while 6.79 percent of the rentable area is exposed during 1998. Thus, over the next three years (1996 - 1998), the percentage of space expiring is fairly nominal (just over 22 percent). The most significant turnover occurs in 2001 when the Law Companies lease expires. Fortunately, that is five years away, thus, over the near to intermediate term, the leasing exposure is fairly nominal and evenly spread from a risk perspective. Furthermore, given the sub-leasing that has occurred in the Law Companies space, part of the leasing risk may be mitigrated.

     None of the renewal options contained in the existing leases specify below market rates, therefore, at the expiration of those leases which contain renewal options, we have assumed normal renewal probabilities.




================================================================================

                                      -35-
                                                                       CUSHMAN &
                                                                    WAKEFIELD(R)
                                                     ---------------------------
                                                     VALUATION ADVISORY SERVICES
                                                     ---------------------------

                                                               Income Approach
================================================================================

Estimate of Current Market Rent

     According to the subject's leasing agent, a rent of $12.00 per square foot, on a full service basis, is currently being quoted for the subject's vacant space. Quoted tenant finish allowances range from $10.00 to $14.00 per square foot. Typically, tenant finish for second generation space is $3.00 to $5.00 per square foot. In order to gauge the reasonableness of the quoted rent and form a conclusion as to the current market rent for the subject property as of the appraisal date, we conducted a survey of six office buildings totaling 1,042,373 square feet of net rentable area located along Northwest Freeway which is in the Northwest submarket. All of these comparables are considered to be generally similar with respect to location and amenities by comparison to the subject property. On the following page is a summary of properties utilized in our rent comparable analysis.

================================================================================

                                                                       CUSHMAN &
                                                                    WAKEFIELD(R)
                                                     ---------------------------
                                                     VALUATION ADVISORY SERVICES
                                                     ---------------------------

                                [GRAPHIC OMITTED]

                              RENT COMPARABLE MAP

                              One Northwest Center
                             13831 Northwest Freeway
                                 Houston, Texas

                   Summary of Office Building Rent Comparables

===========================================================================================================================
                                                                                  Net            Add-On
Rent                                                                Number of   Rentable         (Common        Percent
No.             Name/Location                Class    Year Built     Stories    Area (SF)       Area)Factor     Leased
===========================================================================================================================
R-1         Northwest One                       B       1982            6       121,821            15.0%         65.0%
            13100 Northwest Freeway
            Houston, Texas

R-2         13101 Northwest Freeway             B       1979            3        77,000            16.0%         69.0%
            13101 Northwest Freeway
            Houston, Texas

R-3         Northwest Crossing III              B       1983           12       310,368            15.0%         87.5%
            13105 Northwest Freeway
            Houston.  Taxes

R-4         Transworld Financial Center         B       1981            6       157,000            18.0%        100.0%
            13111 Northwest Freeway
            Houston, Texas

R-5         First Interstate Bank Building      B       1978            8       133,959            15.0%        100.0%
            13201 Northwest Freeway
            Houston.  Texas

R-6         Unisys Tower                        B       1902           12       242.225            14.0%         97.9%
            13430 Northwest Freeway
            Houston, Texas
===========================================================================================================================
Subject     One Northwest Centre                B       1985            4       130,455            13.0%         85.1%
            13851 Northwest Freeway
            Houston, Texas
===========================================================================================================================
                               Low                      1978            3        77,000            14.0%         65.0%
       Date Range,             High                     1983           12       310,368            18.0%        100.0%
                               Mean                     1991            8       173,729            15.5%         86.6%
===========================================================================================================================


====================================================================================================================================
                                                                                                          Tenant Improvement Cost
                                                Quoted Rental Rate                                           Per Square Foot
                                                 Per Square Foot         Lease                         -----------------------------
Rent                                           ------------------        Term           Expenses         First           Second
No.             Name/Location                   Low          High       (Years)         Stop (SF)      Generation      Generation
====================================================================================================================================
R-1         Northwest One                      $11.50       $12.00        3-5           Base Year           N/A         Negotiable
            13100 Northwest Freeway                                                  Stop ($6.00/SF)
            Houston, Texas

R-2         13101 Northwest Freeway            $10.50       $11,50        3-5           Base Year           N/A         Negotiable
            13101 Northwest Freeway                                                   Stop ($5.27/SF)
            Houston, Texas

R-3         Northwest Crossing III             $11.50       $12.50        3-5           Base Year           N/A      $3.00 to $11.00
            13105 Northwest Freeway                                                  Stop ($4.98/SF)
            Houston.  Taxes

R-4         Transworld Financial Center        $10.50       $10.50        3-5           Base Year           N/A         Negotiable
            13111 Northwest Freeway                                                   Stop ($5.60 SF)
            Houston, Texas

R-5         First Interstate Bank Building     $10.50       $11.00        3-5           Base Year           N/A         Negotiable
            13201 Northwest Freeway                                                  Stop ($6.95/SF)
            Houston.  Texas

R-6         Unisys Tower                       $14.00       $14.00        3-5           Base Year           N/A            $8.00
            13430 Northwest Freeway                                                       Stop
            Houston, Texas
====================================================================================================================================
Subject     One Northwest Center               $12.00       $12.00        3-5           Base Year           N/A           $10.00
            13351 Northwest Freeway                                                       Stop                               to
            Houston, Texas                                                                                                $14.00
====================================================================================================================================
                               Low             $10.50       $10.50        3-5              N/A              N/A           $8.00
       Date Range,             High            $14.00       $14.00        3-5              N/A              N/A           $8.00
                               Mean            $11.42       $11.92        3-5              N/A              N/A           $8.00
====================================================================================================================================

                                                           Income Approach
================================================================================

     The rates summarized in the chart indicate the quoted rental rate for the comparable properties. The comparables illustrate rents which range from $10.50 to $14.00 per square foot, with an average of $11.42 to $11.92 per square foot. All of the lease rates are full service with a base year operating expense stop (including electricity). Quoted tenant improvement allowances range from $3.00 to $11.00 per square foot, however, the majority of tenant finish is quoted as being "negotiable." All of the comparables have garage parking, as well as uncovered surface parking. None of the comparables charge for covered parking at the present time.

     In addition to the comparison with the surveyed properties noted above, we have also taken into consideration the recent leases which have been executed at the subject property. Most of the recent leases have average rental rates between $10.00 and $12.00 per square foot, on a full-service basis. Tenant finish allowances range from $6.50 to $22.00 per square foot for new tenants and from $0.00 to $8.00 per square foot for renewing tenants. The majority of the recent leases have terms of three to five years, and all reflect base year expense stops or a stated dollar expense stop. In general, the reasons for the range in base rental rates in the recent leases include: (1) the size, location, and physical condition of the space leased, (2) the amount of the tenant improvement allowance provided by the landlord, and (3) the creditworthiness of the tenant. The length of the term can be another contributing factor.

     After considering the competitive properties, it is our opinion that the following parameters are representative of a market lease for the subject property as of the effective date of appraisal:

     1) The market rental rate for the subject is estimated to equate to $11.50 per square foot of net rentable area, full service (including electricity). This is $0.50 per square foot less than the leasing agent is quoting.

     2) A base year expense stop is tied to the projected year a lease commences.

     3) Future leases are assumed to have a four year lease term, which attempts to recognize that the majority of the tenants will execute leases between three and five years.

     4) The tenant improvement allowance is projected to be $7.50 per square foot for new tenants that lease second generation space and $2.50 per square foot for tenant renewal of second generation space.

Rental Rate Forecast

     Several brokers indicated to us that there has been little movement in rental rates for the office buildings that compete with the subject property. Our historical survey presented earlier in the Market Analysis section supports this contention. Furthermore, it is our opinion that the subject will likely experience minimal rental rate increases over the next few years because of the high amount of vacant space still available in the subject's submarket, as well as the overall Houston area.

     Occupancy in the Northwest submarket has improved by approximately six percentage points since 1993, and it now has the sixth lowest vacancy level (17.3 percent) among the 18 submarkets included in the Cushman & Wakefield survey. However, this level of vacancy is still

================================================================================

                                                                       CUSHMAN &
                                                                    WAKEFIELD(R)
                                                     ---------------------------
                                                     VALUATION ADVISORY SERVICES
                                                     ---------------------------

                                                            Income Approach
================================================================================

considered rather high and there has been very little change, only 2.7 percentage points, since 1994. The weighted average rental rate in the Northwest submarket has only increased 1.5 percent since year end 1993, or $0.17 per square foot.

     As such, we have forecasted a $0.25 per square foot increase in the market rental rate for the subject property in 1997 and 1998, a $0.50 per square foot increase in both 1999 and 2000, $0.75 per square foot in 2001 and 2002, and a $1.00 per square foot increase in 2003, 2004 and 2005. Thereafter, a 3.5 percent annual increase has been applied to the market rental rate. Consequently, the annual compound growth rate over the entire 11 year period under analysis is 4.5 percent.

Expense Recovery Income

     Most of the existing leases have provisions for expense pass throughs above a base year or stated expense stop. The allowable expenses included in the expense recoveries for leases include all items of expense except capital replacements, tenant improvements, and leasing commissions. The recovery income reflected in our cash flow analysis is based on the terms of the existing tenant leases, plus a base year expense stop applied to all future contracts.

Miscellaneous (Other) Income

     Historically, the subject property has generated nominal miscellaneous income from a variety of sources. Primarily, this income is attributable to storage charges and charges to tenants for keys, lock changes, and security cards. The amount of miscellaneous income has ranged from a low of zero dollars in 1995 to a high of $1,003 in 1994. The 1996 budget forecasts $25,603, however, this reflects the income from the early buy-out of an existing lease. Given primary weight to the figures prior to the buy-out, we have projected that there will be no significant miscellaneous income for the subject property.

Vacancy and Collection Loss

     Both the investor and the appraiser are primarily interested in the cash revenue that an income property is likely to produce annually over a specified period of time rather than what it could produce if it were always 100 percent occupied and all the tenants were actually paying their rent in full and on time. It is normally a prudent practice to expect some income loss, either in the form of actual vacancy or in the form of turnover, non-payment, or slow payment of rent. Regarding collection loss specifically, we have applied a two percent loss factor throughout the holding period primarily as a contingency for potential collection problems and tenant defaults. This collection loss factor is applied to rental income from all tenants.

     As of the date of appraisal, the subject property was 85.1 percent occupied, which equates to a 14.9 percent vacancy factor. As previously discussed, the average occupancy level in the Northwest submarket is 82.7 percent. From a micro-market perspective, we surveyed 1,042,373 square feet of Class B office buildings that compete directly with the subject. The reported occupancy levels of these buildings ranged from 65.0 to 100 percent, with the weighted average occupancy being 86.6 percent. These statistics indicate that the buildings contained in our micro-market survey are performing similar to the overall submarket.

================================================================================

                                                                       CUSHMAN &
                                                                    WAKEFIELD(R)
                                                     ---------------------------
                                                     VALUATION ADVISORY SERVICES
                                                     ---------------------------

                                                            Income Approach
================================================================================

     The subject is currently 85.1 percent occupied, with 22,345 square feet vacant. We have forecasted absorption of the 22,345 square feet of vacant space to take place over the next 18 months after our date of value. Please refer to the prior facing page for our lease up projections.

     We have projected an approximate three month vacancy period at the expiration of every lease with an average lease term of four years. This equates to a 5.9 percent vacancy factor (three months divided by 51 months including the three months vacancy). Our analysis includes a 67 percent probability of rollover (existing tenants re-leasing their space) and a 33 percent probability of turnover (existing tenants vacating the premises and new tenants leasing the vacated space). According to the property manager, this is lower than the property's actual experience over the past years, but in our opinion, it is considered realistic when viewing a longer period of time.

     The resulting physical (rollover/turnover) occupancy level for the property within the cash flow is 93.0 percent. Additionally, a collection loss factor of
2.0 percent is being projected for all tenants.

     In addition to the previous lease-up projections we have also estimated lease-up scenarios for the suites leased by Circle K and the Law Companies. As noted, both tenants have vacated their space, but continue to pay their rent. Therefore, their leases are projected to extend through the end of their term. However, at the end of each lease, each tenant is assumed to vacate their space. Given the extended lead time to work on releasing these spaces, it is our opinion that they can be absorbed in a rather short period. Our scenario assumes the Circle K suite has been projected to be subdivided into two suites with the first half being immediately released upon expiration (June 1997) and the second half being released the beginning of October 1997. The fourth floor space occupied by the Law Companies (13,778 square feet) will also be immediately released upon expiration (April 2001). However, the 26,405 square feet leased by Law Companies on the fifth floor will be subdivided into four suites which average approximately 6,600 square feet. The first will be absorbed upon expiration (April 2001) with the remaining space being absorbed on a rolling two month period until the last is absorbed the beginning of October 2001.

Operating and Fixed Expenses

     On the facing page is our Income and Expense Summary for the subject property. We based our estimated operating expenses on a review of the 1993, 1994, and 1995 actual itemized expenses for the property. In addition, we were provided with the property's 1996 budget. Finally, this data was compared with known operating statements of similar office projects, and consultations with the local property management personnel, as well as Cushman & Wakefield's Management staff.

     Total operating expenses were $5.70 per square foot in 1993, $4.79 per square foot in 1994, and $5.48 per square foot in 1995. The 1996 budgeted amount is projected to be slightly higher at $5.64 per square foot.

     As illustrated in the preceding chart, those expenses considered to trend in a reasonable manner over the period for which we have historical data include administrative, payroll, janitorial,

================================================================================

                                                                       CUSHMAN &
                                                                    WAKEFIELD(R)
                                                     ---------------------------
                                                     VALUATION ADVISORY SERVICES
                                                     ---------------------------

                                                            Income Approach
================================================================================

building services, repairs and maintenance, security, utilities and advertising. Our Year One projections for these items can be found in the preceding chart. The other expense categories that were not as consistent from year to year have been examined more thoroughly in the following paragraphs. Of the above mentioned expense categories, the utility and repairs and maintenance expenses are grown at four percent, and all others have been grown at three and one-half percent. Also note that the janitorial expense has been made of function of the subject's average occupied square footage.

Operating Expenses

     Real Estate Taxes - As noted within the tax discussion, the subject's taxes for 1996 have been estimated at $110,110. This estimate reflects a projected increase in the subject's 1996 tax rate of approximately 3.5 percent. Subsequent to 1996, our 1997 tax estimate is $179,086 which is an increase in excess of 60 percent. This rather large increase is due to the fact that the subject's current assessment ($3,500,000) is somewhat below our estimate of market value ($6,100,000). Therefore, we have increased the tax expense for 1997 to better reflect our estimate of market value.

     Insurance - We were not provided a separate insurance expense for 1993. The information provided for 1993 was compiled by a different company than the current management. Neither the current manager, nor the person who presently handles insurance matters for the subject, could explain why no amount was shown for insurance during the year in question. One possibility might be that the property was part of a blanket policy and the prior owner did not allocate an expense for the property. In any event, the additional years for which we have information suggest an expense of $0.13 to $0.17 per square foot. The budget for 1996 illustrates a rate of $0.13 per square foot, which appears reasonable and will be used in our analysis.

     Management - Based upon discussions with Cushman & Wakefield's Management Services staff, this expense typically includes management, bookkeeping, and general accounting costs associated with the operation of the property. The operating statements we were provided indicate a management fee of 2.75 percent of effective gross income has historically been charged. Based on the management fees for similar buildings, we consider a management fee of
     3.0 percent of effective gross income to be more appropriate.

Other Expenses:

     Other operating expenses include Tenant Improvements and Leasing Commissions. The probability of incurring future leasing commissions and tenant alterations is based on a 67 percent probability of turnover (an existing tenant vacates a space and the space is released to a new tenant) and a 33 percent probability of rollover (an existing tenant relets his space).

     Tenant Improvements - We have factored a $7.50 per square foot allowance for second generation space and an allowance of $2.50 per square foot is projected for tenant renewals. The weighted average finish-out allowance for all tenants is therefore

================================================================================

                                                                       CUSHMAN &
                                                                    WAKEFIELD(R)
                                                     ---------------------------
                                                     VALUATION ADVISORY SERVICES
                                                     ---------------------------

                                                            Income Approach
================================================================================

     equals to $4.10 per square foot. In addition, we will utilize an estimate of $14.00 per square foot for the subject's shell space.

     Tenant improvement costs are projected to increase at a rate of 3.5 percent per year through the projection period.

     Leasing Commissions - For the period under analysis, leasing commissions for all new leases are estimated to be 6.5 percent when outside brokers are involved and 4.5 percent for in-house leases. Renewal commissions are also projected at 6.5 percent involving outside brokers, but reduced to 2.0 percent when handled totally in-house. Based on the experience of similar properties in the immediate area, we have projected a 90 percent probability that an outside broker will be involved in a lease to a new tenant.

     As a result of these projections, the weighted average commission applied to all expiring space is equal to 4.63 percent, which we have rounded to
     4.5 percent.

     Capital Replacements/Reserves - Reserves for replacements are or should be set aside to accumulate an amount sufficient to replace and/or repair certain major building components over time, i.e., roof, major parking lot repairs, HVAC systems, etc. during the period under analysis. Planned capital expenditures for the subject include $73,550 for the remainder of 1996 to cover expenses associated with ADA improvements and repairs to the parking garage, elevators and restrooms. In addition, another $20,000 is scheduled for 1997 to cover parking lot and walkway repairs and additional ADA improvements. Scheduled repairs for 1998 include $45,000 for roof repairs, structural repairs and the last of the ADA repairs and up-grades. We have relied upon these estimates in the first 3 years of our cash flow. Thereafter, based on the expense behavior of other comparable properties and the age of the subject property, we have estimated capital replacements/reserves at $0.10 per net rentable square foot (in 1996 dollars), increasing by 3.5 percent per year throughout the remainder of our analysis.

     Our projected expenses are predicated on the assumption that the property will be prudently managed, while maintaining the improvements at a competitive level to preserve value. The preceding cumulative annual operating expense estimate for 1996 equates to $834,631 ($5.55 per square foot of net rentable area), excluding the capital replacements, tenant improvements and the leasing commissions. Our total projected expenses appear reasonable when compared to the historical experience and the 1996 budgeted amount.

Cash Flow Model

     In the calculation of the cash flow forecasts and investment results produced under these assumptions, projections and parameters, we employed the Pro-Ject Plus+ computer program. The program has the flexibility to allow for a tenant by tenant analysis of the subject as encumbered by the existing leases. It also allows for a variety of assumptions regarding future income streams and expenses. Our ten-year and five month discounted cash flow analysis can be found on the following page.

================================================================================

                                                                       CUSHMAN &
                                                                    WAKEFIELD(R)
                                                     ---------------------------
                                                     VALUATION ADVISORY SERVICES
                                                     ---------------------------

                              One Northwest Center
                             13831 Northwest Freeway
                                 Houston, Texas

                               Cash Flow Analysis

====================================================================================================================================
                                              Calendar        Calendar       Calendar      Calendar       Calendar        Calendar
                                                 Year          Year           Year           Year           Year            Year
                                                 1996          1997           1998           1999           2000            2001
====================================================================================================================================
Revenue From Operations
     Rental Income                             $627,584     $1,607,836     $1,773,763     $1,755,392     $1,767,813     $1,627,708
     Operating Expense Recoveries               $15,673        $90,661       $128,074       $147,753       $156,357        $50,796
                                              --------------------------------------------------------------------------------------
     Total Rent, Recoveries, & Other Income    $643,257     $1,698,497     $1,901,837     $1,903,145     $1,024,170     $1,678,504

     Collection Loss                           ($12,865)      ($33,970)      ($38,037)      ($38,063)      ($38,403)      ($33,570)

Effective Gross Income                         $830,392     $1,664,527     $1,863,800     $1,865,082     $1,885,687     $1,644,934
Operating Expenses
     Variable Operating Expenses
     Administrative                              $6,269        $15,573        $10,118        $16,682        $17,268        $17,871
     Payroll                                    $43,888       $109,012       $112,827       $116,776       $120,863       $125,094
     Janitorial                                 $35,958        $98,435       $110,970       $113,087       $116,271       $107,596
     Building Services                          $11,285        $28,032        $29,013        $30,028        $31,079        $32,167
     Repairs & Maintenance                      $47,020       $117,363       $122,057       $126,939       $132,017       $137,298
     Security                                   $33,228        $82,538        $85,426        $88,416        $91,511        $94,714
     Utilities                                  $94,041       $234,725       $244,114       $253,879       $264,034       $274,596
     Advertising                                 $3,135         $7,787         $8,059         $8,341         $8,633         $8,935
     Management Fees                            $18,912        $49,936        $55,914        $55,952        $56,570        $49,348
                                              --------------------------------------------------------------------------------------
Total Variable Expenses                        $293,734       $743,401       $784,498       $810,100       $838,244       $847,619

Fixed Operating Expenses
     Real Estate Taxes                          $45,879       $179,086       $185,354       $191,841       $198,556       $205,505
     Insurance                                   $8,150        $20,245        $20,954        $21,687        $22,448        $23,232
                                              --------------------------------------------------------------------------------------
Total Fixed Expenses                            $54,029       $199,331       $206,308       $213,528       $221,002       $228,737

     Total Expenses                            $347,763       $942,732       $990,806     $1,023,628     $1,059,246     $1,076,356
                                              ======================================================================================
Net Operating Income                           $282,629       $721,795       $872,994       $841,454       $826,441       $568,578
                                              ======================================================================================
     Capital Expenditures & Reserves            $73,550        $20,000        $45,000        $16,682        $17,266        $17,871
     Tenant Improvements                        $20,138       $312,022       $102,205        $90,866        $77,531       $565,750
     Leasing Commissions                         $7,781       $106,880        $31,998        $44,976        $38,560       $244,858
                                              --------------------------------------------------------------------------------------
Total Capital Expenditures                     $101,469       $438,902       $179,203       $152,524       $133,357       $828,479

Net Cash Flow                                  $181,160       $282,893       $693,791       $688,930       $693,084      ($250,001)

====================================================================================================================================
                                                Calendar       Calendar       Calendar       Calendar       Calendar        Compound
                                                  Year           Year           Year           Year           Year           Growth
                                                  2002           2003           2004           2005           2006            Rate
====================================================================================================================================
Revenue From Operations
     Rental Income                             $1,931,463     $1,937,849     $2,019,929     $1,964,226     $2,430,617        4.90%
     Operating Expense Recoveries                 $69,226        $95,280        $98,747        $61,110        $74,147        7.02%
                                              -----------------------------------------------------------------------
     Total Rent, Recoveries, & Other Income    $2,000,689     $2,033,129     $2,118,676     $2,025,336     $2,504,764        4.96%

    Collection Loss                             ($40,014)      ($40,662)      ($42,373)      ($40,507)      ($50,095)        N/A

Effective Gross Income                         $1,960,675     $1,992,467     $2,076,303     $1,984,829     $2,454,669        4.96%
Operating Expenses
     Variable Operating Expenses
     Administrative                               $18,496        $19,143        $19,813        $20,507        $21,225        3.50%
     Payroll                                     $129,472       $134,003       $138,694       $143,548       $148,572        3.50%
     Janitorial                                  $126,798       $129,885       $133,115       $123,614       $143,991        5.25%
     Building Services                            $33,293        $34,458        $35,664        $36,912        $38,204        3.50%
     Repairs & Maintenance                       $142,790       $148,501       $154,441       $160,619       $167,044        4.00%
     Security                                     $98,029       $101,460       $105,011       $108,686       $112,490        3.50%
     Utilities                                   $285,579       $297,003       $308,883       $321,238       $334,087        4.00%
     Advertising                                   $9,248         $9,572         $9,907        $10,253        $10,612        3.50%
     Management Fees                              $58,820        $59,774        $62,289        $59,545        $73,640        4.96%
                                              -----------------------------------------------------------------------
Total Variable Expenses                          $902,525       $933,799       $967,817       $984,922     $1,049,865        4.06%

Fixed Operating Expenses
     Real Estate Taxes                           $212,696       $220,142       $227,847       $235,822       $244,076        8.29%
     Insurance                                    $24,045        $24,886        $25,757        $26,659        $27,592        3.50%
                                              -----------------------------------------------------------------------
Total Fixed Expenses                             $236,743       $245,028       $253,604       $262,481       $271,668        7.68%

     Total Expenses                            $1,139,268     $1,178,827     $1,221,421     $1,247,403     $1,321,533        4.70%
                                              =======================================================================
Net Operating Income                             $821,407       $813,640       $854,882       $737,426     $1,133,136        5.27%
                                              =======================================================================
     Capital Expenditures & Reserves              $18,496        $19,143        $19,813        $20,507        $21,225      -19.09%
     Tenant Improvements                          $96,269        $40,119       $188,941       $438,089       $137,647       11.03%
     Leasing Commissions                          $49,855        $21,457       $103,939       $246,961        $77,594       15.31%
                                              -----------------------------------------------------------------------
Total Capital Expenditures                       $164,620        $80,719       $312,693       $705,557       $236,466       -0.29%

Net Cash Flow                                    $656,787       $732,021       $542,189        $31,869       $896,670        7.51%

                                                           Income Approach
================================================================================

Terminal Capitalization Rate Selection

     A terminal capitalization rate was used to estimate the market value of the property at the end of the assumed investment holding period. The rate is applied to the eleventh year estimate of net operating income before making deductions for leasing commissions, tenant improvement allowances, or capital reserves. We estimated an appropriate terminal rate based on the indicated capitalization rates of the improved property sales in today's market, as summarized below.

================================================================================
                            Summary of Capitalization Rates
================================================================================
                        Sale                      Capitalization.
                         No.                           Rate
================================================================================
                          1                            10.8%
                          2                            10.8%
                          3                            10.9%
                          4                            7.4%
                          5                            12.5%
                          6                            11.0%
================================================================================

     A premium is generally added to today's rate to allow for the risk of unforeseen events or trends which might affect our estimate of net operating income during the holding period, including possible changes in market conditions for the property. Investors typically add 50 to 100 basis points to the going-in rate to arrive at a terminal capitalization rate, according to Cushman & Wakefield's periodic investor surveys.

     Considering the survey results and comparing the subject property to the comparables included in the Sales Comparison Approach, but also tempered by the fact that capitalization rates are falling, we are of the opinion that a 10.5 percent terminal capitalization rate is appropriate to apply to the subject's projected net operating income in the eleventh year. This results in an estimated terminal value (or sales price) for the property at the end of the 10th year of $10,791,771 ($1,133,136/.105).

     From this projected sales price, the estimated costs of sale for such items as real estate commissions, closing costs, legal fees, as well as others, must be deducted. We have estimated these costs to be four percent of the sales price resulting in cash flow from the sale of the property in the tenth year of $10,360,101 ($10,791,771 - $431,671 = $10,360,101).

Discount Rate Analysis

     We estimated future cash flows, including property value at reversion, and discounted that income stream at an internal rate of return (yield rates) currently required by investors for similar-quality real property. The yield rate (internal rate of return or IRR) is the single rate that discounts all future equity benefits (cash flows and equity reversion) to an estimate of net present value.

     Cushman & Wakefield Valuation Advisory Services periodically surveys national real estate investors to determine their investment objectives. Following is a brief review of internal rates of

================================================================================

                                                                       CUSHMAN &
                                                                    WAKEFIELD(R)
                                                     ---------------------------
                                                     VALUATION ADVISORY SERVICES
                                                     ---------------------------

                                                            Income Approach
================================================================================

return, overall rates, and income and expense growth rates considered acceptable by respondents.



=======================================================================================================
                 CUSHMAN & WAKEFIELD VALUATION ADVISORY SERVICES
       WINTER 1995 NATIONAL INVESTOR SURVEY FOR SUBURBAN OFFICE BUILDINGS
=======================================================================================================
                                                                   INCOME       EXPENSE
                          GOING IN     TERMINAL       IRR          GROWTH       GROWTH
                         -----------  ----------   -----------   -----------   -----------  Projection
                         LOW    HIGH  LOW   HIGH   LOW    HIGH   LOW    HIGH   LOW   HIGH    Period
=======================================================================================================
 Mean                    9.3    9.9   9.4   10.0   12.1   12.6   13.3    4.6   3.4    3.7      10
-------------------------------------------------------------------------------------------------------
 Range                   8.0   12.0   9.0   12.0   11.0   15.5   10.0   15.0   0.0    4.5      --
-------------------------------------------------------------------------------------------------------
 No. of Responses: 18
=======================================================================================================

     This table summarizes the investment parameters of some of the most prominent investors currently acquiring good quality office building properties in the United States. The entire survey is included in the Addenda to this report.

     The investor's internal rates of return cited above range from 11.0 to
15.5 percent. We have selected a 12.0 percent discount rate for the subject property.

     The internal rate of return and terminal capitalization rate selected for this analysis were strongly influenced by our recent Investor Survey, but we also relied very heavily on the anecdotal data from Cushman & Wakefield's Financial Services Group. Furthermore, we realize that the survey reflects target rates rather than transactional rates. Transactional rates are usually difficult to obtain in the verification process and are actually only target rates of the buyer at the time of sale. The property's performance will ultimately determine the actual yield and capitalization rate at the time of sale after a specific holding period. We have found that, in improving markets or with above average properties, demand will be high and transactional rates may be lower than target rates that are quoted in surveys. We have tried to recognize this factor in our choice of rate for our cash flow model.

Discounted Cash Flow Chart

     The discounted cash flow analysis can be found on the following page.

================================================================================

                                                                       CUSHMAN &
                                                                    WAKEFIELD(R)
                                                     ---------------------------
                                                     VALUATION ADVISORY SERVICES
                                                     ---------------------------

                                                        One Northwest Center
                                                       13831 Northwest Freeway
                                                           Houston, Texas
====================================================================================================================================
                                                    Discounted Cash Flow Analysis
====================================================================================================================================
                   NET                        DISCOUNT                      PRESENT                                     ANNUAL
 CALENDAR          CASH                       FACTOR@                       VALUE OF            COMPOSITION          CASH ON CASH
   YEAR            FLOW                        12.00% (1)                  CASH FLOWS            OF YIELD               RETURN
====================================================================================================================================
   1996            $181,160         X          0.95388          =           $172,804                2.83% (2)           2.97% (2)
   1997            $282,893         X          0.85168          =           $240,933                3.95%               4.64%
   1998            $693,791         X          0.76043          =           $527,576                8.64%              11.37%
   1999            $688,930         X          0.67895          =           $467.750                7.66%              11.29%
   2000            $693,084         X          0.60621          =           $420,152                6.88%              11.36%
   2001           ($259,901)        X          0.54126          =          ($140,673)              -2.30%              -4.26%
   2002            $656,787         X          0.48326          =           $317,401                5.20%              10.77%
   2003            $732,921         X          0.43149          =           $316,245                5.18%              12.02%
   2004            $542,189         X          0.38526          =           $208,881                3.42%               8.89%
   2005            $31,869          X          0.34398          =            $10,962                0.18%               0.52%
                                                                        -----------             --------              ------
Total Present Value of Cash Flows                                        $2,542,032                41.63%               6.96%
                                                                                                                       Average
Reversion:
   2006          $1,133,136 (3)                  10.50%         =       $10,791,771
                   Less- Cost of Sale@            4.00%         =          $431,671
                                                                        -----------
                   Net Reversion                                        $10,360,101
                   X Discount Factor                                        0.34398
                                                                        -----------
Total Present Value of Reversion                                         $3,563,644                58.37%

Total Present Value of Cash Flow                                         $6,105,676               100.00%

                                    ROUNDED:                             $6,100,000
                                                                        -----------

                                    Net Rentable Area (S.F.):                                    150.465
                                    Per Square Foot of Net Rentable Area:                         $40.54

                                    Year One NOI           5 ) Months                           $282,629
                                    NOI Annualized                                              $678,310
                                    Implicit Going-In Capitalization Rate                          11.12%

 Note:   (1) The discount factors reflect partial year discounting because of Year One (5 months).
         (2) Discounted at a safe rate of 5.5%
         (3) Net Operating Income
====================================================================================================================================

                                                                       CUSHMAN &
                                                                    WAKEFIELD(R)
                                                     ---------------------------
                                                     VALUATION ADVISORY SERVICES
                                                     ---------------------------

                                                            Income Approach
================================================================================

Conclusions Via the Income Approach

     The resulting value estimate is $6,100,000, or $40.54 per net rentable square foot, which translates in an 11.12 percent going-in capitalization rate. This rate is considered reasonable and is in-line with the going-in rates reflected by our comparable sales.


================================================================================

                                                                       CUSHMAN &
                                                                    WAKEFIELD(R)
                                                     ---------------------------
                                                     VALUATION ADVISORY SERVICES
                                                     ---------------------------

                                 RECONCILIATION AND FINAL ESTIMATE OF VALUE
================================================================================

     Value indications for the subject property by the Approaches to Value are indicated as follows:

         Land Value                                        $  500,000
         Sales Comparison Approach                         $6,200,000
         Income Approach                                   $6,100,000

     In the reconciliation, each approach to value is considered in order to determine the reliability of the data in each and to weigh which approach best represents the actions of typical users and investors in the market.

     As previously noted, we concluded that the Cost Approach was not appropriate in our analysis because of the interest being appraised, and the problems associated with accurately reflecting accrued depreciation, particularly external/economic obsolescence. Moreover, investors rarely rely on this approach in purchase decisions.

     The Sales Comparison Approach, is based on the principle of substitution which implies that a prudent person will not pay more to buy or rent a property than it would cost to buy a comparable substitute property. In this approach, the subject property was compared with five office building sales. We analyzed the sales using the sales price per square foot and effective gross income multiplier (EGIM) methods. Although various dissimilarities between the sales and the subject were noted, the general analysis is believed to provide reasonable support for our value conclusion. As such, the Sales Comparison Approach is afforded appropriate weight in the final conclusion.

     The Income Approach is based upon investor expectations of the income stream generated by an income producing property. After estimating gross income and the absorption of the vacant space, deductions were made for vacancy and collection losses, and variable, fixed and other expenses. The resulting net operating income was then converted into an indication of value by means of discounted cash flow model.

     Since investment properties are generally bought and sold based upon their income generating ability, all sources of pertinent data were carefully researched. It is our opinion that the Income Approach is the most reliable indicator of the value of the subject since the intent of our analysis was to mirror investor expectations.

     Therefore, giving primary weight to the indication of value via the Income Approach, as supported by the Sales Comparison Approach, we have formed an opinion that the market value of the leased fee estate in the referenced property, subject to the assumptions, limiting conditions, certifications, and definitions, as of July 25, 1996, was:

                    SIX MILLION ONE HUNDRED THOUSAND DOLLARS
                                   $6,100,000

================================================================================

                                                                       CUSHMAN &
                                                                    WAKEFIELD(R)
                                                     ---------------------------
                                                     VALUATION ADVISORY SERVICES
                                                     ---------------------------

                                 Reconciliation and Final Estimate of Value
================================================================================

Marketing Time

     Marketing time is an estimate of the time that might be required to sell a real property interest at the appraised value. Marketing time is presumed to start on the effective date of the appraisal. Marketing time is subsequent to the effective date of the appraisal, and exposure time is presumed to precede the effective date of appraisal.

     The estimate of marketing time uses some of the same data analyzed in the process of estimating the reasonable exposure time and is not intended to be a prediction of a date of sale.

     Our estimate of an appropriate marketing time for the subject relates to a sale of the property in its As Is condition. Based on our discussions with local brokers and buyer/sellers of office projects like the subject, as well as our assessment of the local real estate market and economic forces in general, we have concluded that the probable marketing period for the subject property in today's environment would approximate six to nine months.


================================================================================

                                                                       CUSHMAN &
                                                                    WAKEFIELD(R)
                                                     ---------------------------
                                                     VALUATION ADVISORY SERVICES
                                                     ---------------------------

                                        ASSUMPTIONS AND LIMITING CONDITIONS
================================================================================

Appraisal means the appraisal report and opinion of value stated therein; or the letter opinion of value, to which these Assumptions and Limiting Conditions are annexed.

Property means the subject of the Appraisal.

C&W means Cushman & Wakefield, Inc. or its subsidiary which issued the Appraisal.

Appraiser(s) means the employee(s) of C&W who prepared and signed the Appraisal.

The Appraisal has been made subject to the following assumptions and limiting conditions:

     1) No opinion is intended to be expressed and no responsibility is assumed for the legal description or for any matters which are legal in nature or require legal expertise or specialized knowledge beyond that of a real estate appraiser. Title to the Property is assumed to be good and marketable and the Property is assumed to be free and clear of all liens unless otherwise stated. No survey of the Property was undertaken.

     2) The information contained in the Appraisal or upon which the Appraisal is based has been gathered from sources the Appraiser assumes to be reliable and accurate. Some of such information may have been provided by the owner of the Property. Neither the Appraiser nor C&W shall be responsible for the accuracy or completeness of such information, including the correctness of estimates, opinions, dimensions, sketches, exhibits and factual matters.

     3) The opinion of value is only as of the date stated in the Appraisal. Changes since that date in external and market factors or in the Property itself can significantly affect property value.

     4) The Appraisal is to be used in whole and not in part. No part of the Appraisal shall be used in conjunction with any other appraisal. Publication of the Appraisal or any portion thereof without the prior written consent of C&W is prohibited. Except as may be otherwise stated in the letter of engagement, the Appraisal may not be used by any person other than the party to whom it is addressed or for purposes other than that for which it was prepared. No part of the Appraisal shall be conveyed to the public through advertising, or used in any sales or promotional material without C&W's prior written consent. Reference to the Appraisal Institute or to the MAI designation is prohibited.

     5) Except as may be otherwise stated in the letter of engagement, the Appraiser shall not be required to give testimony in any court or administrative proceeding relating to the Property or the Appraisal.

     6) The Appraisal assumes (a) responsible ownership and competent management of the Property; (b) there are no hidden or unapparent conditions of the Property, subsoil or structures that render the Property more or less valuable (no responsibility is assumed for such conditions or for arranging for engineering studies that may be required to discover them); (c) full compliance with all applicable federal, state and local zoning and environmental regulations and laws, unless noncompliance is stated, defined and considered in the Appraisal; and (d) all required licenses, certificates of occupancy and other governmental

================================================================================

                                                                       CUSHMAN &
                                                                    WAKEFIELD(R)
                                                     ---------------------------
                                                     VALUATION ADVISORY SERVICES
                                                     ---------------------------

                                        Assumptions and Limiting Conditions
================================================================================

          consents have been or can be obtained and renewed for any use on which the value estimate contained in the Appraisal is based.

     7) The physical condition of the improvements considered by the Appraisal is based on visual inspection by the Appraiser or other person identified in the Appraisal. C&W assumes no responsibility for the soundness of structural members nor for the condition of mechanical equipment, plumbing or electrical components.

     8) The forecasted potential gross income referred to in the Appraisal may be based on lease summaries provided by the owner or third parties. The Appraiser assumes no responsibility for the authenticity or completeness of lease information provided by others. C&W recommends that legal advice be obtained regarding the interpretation of lease provisions and the contractual rights of parties.

     9) The forecasts of income and expenses are not predictions of the future. Rather, they are the Appraiser's best estimates of current market thinking on future income and expenses. The Appraiser and C&W make no warranty or representation that these forecasts will materialize. The real estate market is constantly fluctuating and changing. It is not the Appraiser's task to predict or in any way warrant the conditions of a future real estate market; the Appraiser can only reflect what the investment community, as of the date of the Appraisal, envisages for the future in terms of rental rates, expenses, supply and demand.

     1O) Unless otherwise stated in the Appraisal, the existence of potentially hazardous or toxic materials which may have been used in the construction or maintenance of the improvements or may be located at or about the Property was not considered in arriving at the opinion of value. These materials (such as formaldehyde foam insulation, asbestos insulation and other potentially hazardous materials) may adversely affect the value of the Property. The Appraisers are not qualified to detect such substances. C&W recommends that an environmental expert be employed to determine the impact of these matters on the opinion of value.

     11) Unless otherwise stated in the Appraisal, compliance with the requirements of the Americans With Disabilities Act of 1990 (ADA) has not been considered in arriving at the opinion of value. Failure to comply with the requirements of the ADA may adversely affect the value of the Property. C&W recommends that an expert in this field be employed.

================================================================================

                                                                       CUSHMAN &
                                                                    WAKEFIELD(R)
                                                     ---------------------------
                                                     VALUATION ADVISORY SERVICES
                                                     ---------------------------

                                                 CERTIFICATION OF APPRAISAL
================================================================================

We certify that, to the best of our knowledge and belief:

     1) I, David Heath, MAI, have inspected the property, and I, Ronald W. Potts, MAI, have reviewed the report and concur with the findings contained herein.

     2)   The statements of fact contained in this report are true and correct.

     3) The reported analyses, opinions, and conclusions are limited only by the reported assumptions and limiting conditions, and are our personal, unbiased professional analyses, opinions, and conclusions.

     4) We have no present or prospective interest in the property that is the subject of this report, and we have no personal interest or bias with respect to the parties involved.,

     5) Our compensation is not contingent upon the reporting of a predetermined value or direction in value that favors the cause of the client, the amount of the value estimate, the attainment of a stipulated result, or the occurrence of a subsequent event. The appraisal assignment was not based on a requested minimum valuation, a specific valuation or the approval of a loan.

     6) No one provided significant professional assistance to the persons signing this report.

     7) Our analyses, opinions, and conclusions were developed, and this report has been prepared, in conformity with the Uniform Standards of Professional Appraisal Practice of the Appraisal Foundation and the Code of Professional Ethics and the Standards of Professional Appraisal Practice of the Appraisal Institute.

     8) The use of this report is subject to the requirements of the Appraisal Institute relating to review by its duly authorized representatives.

     9) As of the date of this report, David Heath, MAI and Ronald W. Potts, MAI, have completed the requirements of the continuing education program of the Appraisal Institute.



/S/ David Heath
-------------------------------------
David Heath, MAI
Dallas Valuation Advisory Services
Certification No. TX-1323243-G




/S/ Ronald W. Potts
-------------------------------------
Ronald W. Potts, MAI
Director/Manager
Dallas Valuation Advisory Services
Certification No. TX-1321575-G

================================================================================

                                                                       CUSHMAN &
                                                                    WAKEFIELD(R)
                                                     ---------------------------
                                                     VALUATION ADVISORY SERVICES
                                                     ---------------------------

                                                                    ADDENDA
================================================================================








================================================================================

                                                                       CUSHMAN &
                                                                    WAKEFIELD(R)
                                                     ---------------------------
                                                     VALUATION ADVISORY SERVICES
                                                     ---------------------------

                              One Northwest Center
                             13831 Northwest Freeway
                                 Houston, Texas

                              Recent Lease Analysis

--------------------------------------------------------------------------------------------------------------------------
                                                        Lease Term
                                                ----------------------------
                                       Square      Lease           Lease             Term                       Monthly
Suite             Tenant                Feet    Commencement    Termination          (Yrs)        Months          Rent
--------------------------------------------------------------------------------------------------------------------------
                                                                                                                    1996
155      Milglicco,  Botschen &        2,122         Aug 96         Aug 97           2.00       12 Months@     $1,900.96
         Williams                                    Aug 97         Aug 98                      12 Months@     $1,945.17

210      Mesada  Security              1,223         Aug 96         Jul 99           3.00       36 Months@     $1,223.00


235      Madison Guaranty              5,301         Jul 96         Jul 97           3.00       12 Months@     $4,307.06

                                                     Jul 97         Jul 96                      24 Months@     $5,080.13

300      Ogre Partners, Ltd.           2,515         Jul 96         Jul 97           3.00       12 Months@     $2,305.42
                                                     Jul 97         Jul 98                      12 Months@     $2,357.81
                                                     Jul 98         Jul 99                      12 Months@     $2,410.21

365      Norvell Electronics           2,133         Jun 96         May 01           5.00       60 Months@     $1,910.81


                                                                                                                    1995

110      Bituminous  Casualty            611         Jan 95         Dec 97           3.00       36 Months@       $590.63

151      Southern States                 651         Apr 95         Mar 00           5.00       60 Months@       $596.75

200      Duray Equipment               1,091         Apr 95         Mar 98           3.00       36 Months@       $954.63

205      Xergraphic Systems            1,029         Jan 95         Dec 97           3.00       36 Months@       $900.38

245      Gulfwide Securities             815         Jun 95         May 96           3.00       12 Months@       $679.17
                                                     Jun 96         May 98                      24 Months@       $713.13

250      Barons Design Group           4,498         Feb 95         Feb 00           5.00       60 Months@     $3,935.75

310      Wilco Insurance Company       2,145         Aug 95         Jul 97           5.00       24 Months@     $1,876.88
                                                     Aug 97         Jul 98                      12 Months@     $1,966.25
                                                     Aug 98         Jul 00                      24 Months@     $2,055.63

312      The Lehman Company            2,068         Aug 95         Sep 95           5.00        1 Month@          $0.00
                                                     Sep 95         Sep 00                      60 Months@     $1,766.42

316      Recal-Milgo Info.             1,642         Jan 95         Jan 96           5.00       12 Months@     $1,334.13
                                                     Jan 96         Jan 97                      12 Months@     $1,368.33
                                                     Jan 97         Jan 98                      12 Months@     $1,402.54
                                                     Jan 98         Jan 99                      12 Months@     $1,436.75
                                                     Jan 99         Jan 00                      12 Months@     $1,470.96

340      Integration Services          1,026         Mar 95         Mar 98           3.00       36 Months@      $897.75

350      George McElroy & Assoc.       1,596         Mar 95         Feb 00           5.00       60 Months@     $1,429.75

400A     President Life and Accident   5,947         May 95         Apr 00           5.00       60 Months@     $5,451.42

650      OCCL (USA) Inc.               4,904         Dec 95         Dec 00           5.00       60 Months@     $5,312.67

-----------------------------------------------------------------------------------------------------------------------------------
                                                        Average
                                              Annual     Annual      Expense    Finish Out
                               Annual Rent     Rent      Lease        Stop      Allowance
Suite             Tenant        Total         Per SF   Rate Per SF      Per SF      Per SF             Comments
-----------------------------------------------------------------------------------------------------------------------------------
155      Milglicco,  Botschen &  $22,812        $10.75     $10.88        1996         N/A    This represents a renewal.
         Williams                $23,342        $11.00                Base Year

210      Mesada Security         $14,676        $12.00     $12.00        1998        $6.50   None.
                                                                      Base Year

235      Madison Guaranty        $51,685        $9.75      $10.92        1996        $1.00   This represents the tenant's move to a
                                                                                             larger space and an extension of their
                                                                                             original lease by one year.
                                 $80,962        $11.50                Base Year

300      Ogre Partners, Ltd.     $27,665        $11.00     $11.25        1996         N/A    This represents a renewal.
                                 $28,294        $11.25                Base Year
                                 $28,923        $11.50

365      Norvell Electronics     $22,930        $10.75     $10.75        1996         N/A    This represents a renewal.
                                                                      Base Year



110      Bituminous Casualty      $7,088        $11.60     $11.60       $5.88         N/A    Tenant's recoveries are not grossed-up.

151      Southern States          $7,161        $11.00     $11.00       $5.74         N/A    None.

200      Duray Equipment         $11,456        $10.50     $10.50       $5.25         N/A    Tenant's recoveries are not grossed-up.
                                                                                             This lease represents a renewal.

205      Xergraphic Systems      $10,805        $10.50     $10.50       $5.74         N/A    None.

245      Gulfwide Securities      $8,150        $10.00     $10.33       $5.72         N/A    This tenant has vacated their space,
                                                                                             but continues to pay rent.  This
                                                                                             represents a renewal.
                                  $8,558        $10.50

250      Barons Design Group     $47,229        $10.50     $10.50       $5.51        $8.00   Tenant's recoveries are not grossed-up
                                                                                             This lease represents a renewal.

310      Wilco Insurance Company $22,523        $10.50     $11.00       $5.74         N/A    None.
                                 $23,595        $11.00
                                 $24,668        $11.50

312      The Lehman Company           $0         $0.00     $10.08       $5.74         N/A    None.
                                 $21,197        $10.25

316      Recal-Milgo Info.       $16,010         $9.75     $10.25       $4.75         N/A    Tenant's recoveries are not grossed-up.
                                 $16,420        $10.00
                                 $16,831        $10.25
                                 $17,241        $10.50
                                 $17,652        $10.75

340      Integration Services    $10,773        $10.50     $10.50       $5.88         N/A    None.

350      George McElroy & Assoc  $17,157        $10.75     $10.75       $5.88         N/A    None.

400A     President Life
         and Accident            $65,417        $11.00     $11.00       $5.88         N/A    None.

650      OCCL (USA) Inc.         $63,752        $13.00     $13.00        1996        $16.50  None.
                                                                       Base Year

                              One Northwest Center
                             13831 Northwest Freeway
                                 Houston, Texas

                              Recent Lease Analysis

----------------------------------------------------------------------------------------------------------------------------------
                                                 Lease Term
                                         ---------------------------                                                      Annual
                                Square      Lease        Lease        Term                    Monthly    Annual Rent       Rent
Suite             Tenant         Feet    Commencement Termination     (Yrs)        Months       Rent       Total          Per SF
----------------------------------------------------------------------------------------------------------------------------------
102      Data General           2,647         May 94      May 97      5.00       36 Months   $2,260.98      $27,132        $10.25
                                              May 97      May 99                 24 Months   $2,316.13      $27,794        $10.50

180      Pegasus Design         6,242         Jan 94      Dec 98     10.00       60 Months   $6,111.96      $73,344        $11.75
                                              Jan 99      Dec 03                 60 Months   $6,372.04      $76,465        $12.25

355      Hydrocarbon Data       1,426         Jan 94      Dec 96      3.00       36 Months   $1,158.63      $13,904         $9.75

600      Circle K              13,435         Feb 94      May 97      3.33       40 Months  $11,475.73     $137,709        $10.25


650      Procter & Gamble       5,381         Aug 94      Aug 99      5.00       60 Months   $6,802.48      $81,630        $15.17
-----------------------------------------------------------------------------------------------------------------------------------
                             Average
                             Annual    Expense         Finish Out
                             Lease      Stop           Allowance
Suite             Tenant     Rate PSF  Per SF           Per SF                  Comments
-------------------------------------------------------------------------------------------------------------
102      Data General         $10.35     $6.15              N/A         None.


180      Pegasus Design       $12.00     $8.15            "As Is"       None.


355      Hydrocarbon Data      $9.75     $6.15              N/A         None.

600      Circle K             $10.25     $5.88              N/A         This tenant has vacated their space,
                                                                        but continues to pay their rent.

650      Procter & Gamble     $15.17     $6.15            $22.00        None.

--------------------------------------------------------------------------------

                             SURVEYOR'S CERTIFICATE
                                     2/28/94

The undersigned, being a duly and qualified surveyor in and for the State of Texas, does hereby certify to:

         WHT Real Estate Limited Partnership, a Delaware limited partnership, Commercial Title Group, Ltd., a Virginia corporation
         Chicago Title Insurance Company,

that this survey print is a true and accurate survey based on a inspection of the following described real estate (the "Premises"):

2.725 ACRES OUT OF THE RICHARD ROWLES SURVEY, ABSTRACT 670, HARRIS COUNTY. TEXAS, BEING OUT OF LOTS 1 AND 2, BLOCK "D" AND LOT 27, BLOCK "C" OF HAHL'S SUBURBAN FARMS SUBDIVISION "G", AS RECORDED IN VOLUME 334, PAGE 134 OF THE HARRIS COUNTY DEED RECORDS, THE SUBJECT 2.725 ACRES BEING MORE PARTICULARLY DESCRIBED BY METES AND BOUNDS AS FOLLOWS;

BEGINNING AT A 5/8 INCH IRON ROD FOUND IN THE SOUTHWEST RIGHT OF WAY LINE OF U.S. HIGHWAY NO. 290 (NORTHWEST FREEWAY) (300 FEET WIDE) AND BEING THE MOST NORTHERLY NORTHEAST CORNER OF THAT CERTAIN 0.2704 ACRE TRACT (WIDENING OF GUHN
ROAD) AS RECORDED IN DEED UNDER FILM CODE NO. 016-00-1217 AND COUNTY CLERKS FILE NO. H-486749 IN THE OFFICIAL PUBLIC RECORDS OF REAL PROPERTY OF HARRIS COUNTY, TEXAS;

THENCE, SOUTH 56 DEGREES 27 MINUTES 41 SECONDS EAST, WITH THE SOUTHWEST LINE OF SAID U.S. HIGHWAY NO. 290, A DISTANCE OF 476.61 FEET TO A 5/8 INCH IRON ROD FOUND FOR THE MOST EASTERLY CORNER OF THE HEREIN DESCRIBED TRACT;

THENCE, SOUTH 33 DEGREES 32 MINUTES 19 SECONDS WEST, A DISTANCE OF 90.00 FEET TO A 5/8 INCH IRON ROD FOUND FOR CORNER;

THENCE, NORTH 56 DEGREES 27 MINUTES 41 SECONDS WEST, A DISTANCE OF 30.00 FEET TO A 5/8 INCH ROD FOUND FOR CORNER;

THENCE, NORTH 89 DEGREES 57 MINUTES 20 SECONDS WEST, A DISTANCE OF 119.98 FEET TO A 5/8 INCH IRON ROD FOUND FOR CORNER;

THENCE, NORTH 56 DEGREES 27 MINUTES 41 SECONDS WEST, A DISTANCE OF 41.63 FEET TO AN "X" IN CONCRETE FOUND FOR CORNER;

THENCE, SOUTH 33 DEGREES 32 MINUTES 19 SECONDS WEST, A DISTANCE OF 51.63 FEET TO 5/8 INCH IRON ROD FOUND FOR CORNER;

THENCE, NORTH 89 DEGREES 57 MINUTES 20 SECONDS WEST, A DISTANCE OF 26.44 FEET TO AN "X" IN CONCRETE FOUND FOR CORNER;

THENCE, SOUTH 00 DEGREES 02 MINUTES 40 SECONDS WEST, A DISTANCE OF 258.50 FEET TO A 1/2 INCH IRON ROD FOUND IN THE EASTERLY LINE OF SAID 0.2704 ACRE TRACT;

THENCE, NORTH 89 DEGREES 57 MINUTES 20 SECONDS WEST, A DISTANCE OF 134.00 FEET TO AN 5/8 INCH IRON ROD FOUND (CALLED "X" IN CONCRETE BY PRIOR DEEDS) FOR CORNER;

THENCE,  NORTH 00 DEGREES 02 MINUTES 40 SECONDS EAST, WITH THE EAST LINE OF SAID
0.2704 ACRE TRACT, A DISTANCE OF 588.90 FEET TO A 5/8 INCH IRON ROD FOUND IN THE SOUTHEASTERLY LINE OF SAID 0.2704 ACRE TRACT;

THENCE, NORTH 61 DEGREES 47 MINUTES 30 SECONDS EAST, WITH THE SOUTHEASTERLY LINE OF SAID 0.2704 ACRE TRACT, A DISTANCE OF 23.67 FEET TO THE POINT OF BEGINNING AND CONTAINING 2.725 ACRES OF LAND MORE OR LESS.

--------------------------------------------------------------------------------

                               [GRAPHIC OMITTED]

                 [FLOOR PLAN] One Northwest Center, Houston, TX

                               [GRAPHIC OMITTED]

                 [FLOOR PLAN] One Northwest Center, Houston, TX

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                 [FLOOR PLAN] One Northwest Center, Houston, TX

                               [GRAPHIC OMITTED]

                 [FLOOR PLAN] One Northwest Center, Houston, TX

                               [GRAPHIC OMITTED]

                 [FLOOR PLAN] One Northwest Center, Houston, TX

                               [GRAPHIC OMITTED]

                 [FLOOR PLAN] One Northwest Center, Houston, TX

                               [GRAPHIC OMITTED]

                 [SITE PLAN] One Northwest Center, Houston, TX

                               [GRAPHIC OMITTED]

              [FLOOD PLAIN MAP] One Northwest Center, Houston, TX

                              One Northwest Center
                            PROJECT DESIGNATOR: 171A
                           REVISION: 8/13/96 @ 16:37
                            AVERAGE OCCUPANCY REPORT
                                FOR ALL TENANTS
                                8/13/96 @ 16:38



                1996     1997     1998      1999    2000     2001     2002      2003    2004      2005     2006    2007
               -------  -------  -------  -------  -------  -------  -------  ------   -------  -------  -------  -------
JANUARY        117,924  135,100  148,825  147,543  148,823  139,840  146,267  148,343  137,619  143,567  142,376  149,650
FEBRUARY       117,924  126,447  146,583  147,543  144,325  139,840  146,267  150,465  144,223  145,712  142,376  147,528
MARCH          117,924  126,447  145,557  150,465  142,729  104,561  146,267  147,543  144,223  140,808  142,376  148,343
APRIL          117,924  121,118  146,106  150,465  143,720  122,554  148,825  147,543  148,823  119,462  146,267  148,343
MAY            117,924  129,771  148,348  147,818  142,271  113,9C1  146,583  147,543  144,325  119,462  146,267  150,465
JUNE           117,924  138,178  148,559  147,818  143,867  109,961  145,557  150,465  142,729  117,766  146,267  147,543
JULY           123,225  138,176  149,650  140,002  144,518  118,067  146,106  150,465  143,720  135,759  148,825  147,543
AUGUST         128,120  138,178  147,528  136,045  148,320  133,320  148,348  147,818  142,271  120,506  146,583  147,543
SEPTEMBER      128,120  138,178  148,343  136,045  148,320  143,860  148,559  147,818  143,867  116,566  145,557  150,465
OCTOBER        130,805  146,267  148,343  143,861  143,567   142,36  149,650  140,002  144,518  118,067  146,106  150,465
NOVEMBER       130,805  146,267  150,465  150,465  145,712  142,376  147,528  136,045  148,320  133,320  148,348  147,818
DECEMBER       130,805  146,267  147,543  150,465  140,808  142,376  148,343  136,045  148,320  143,860  148,559  147,818
               -------  -------  -------  -------  -------  -------  -------  -------  -------  -------  -------  -------

AVERAGE SF
OCCUPIED-AOSF  123,285  135,866  147,988  145,711  144,748  129,419  147,358  145,841  144,413  129,571  145,826  148,627

TOTAL SF-NRA   150,465  150,465  150,465  15O,465  150,465  150,465  150,465  150,465  150,465  150,465  150,465  150,465
               -------  -------  -------  -------  -------  -------  -------  ------   -------  -------  -------  -------
OCCUPANCY        81.94    90.30    98.35    96.84    96.20    86.01    97.94    96.93    95.98    86.11    96.92    98.78
               =======  =======  =======  =======  =======  =======  =======  =======  =======  =======  =======  =======

                              One Northwest Center
                            PROJECT DESIGNATOR: 171A
                           REVISION: 8/13/96 3 16:38
                           PROJECT ASSUMPTIONS REFORT
                              INCLUDING ALL TENANTS
                                8/13/96 @ 16:38



BUILDING PROLOGUE
-----------------

LEASEHOLD ANALYSIS OF One Northwest Center BEGINNING 8/1996
FOR 12 YEARS ON A CALENDAR YEAR BASIS


AREA MEASURES
-------------

NRA
1996 VALUE    -  150,465
THEREAFTER    - CONSTANT

AOSF
1996 VALUE    -  123,285
1997 VALUE    -  135,866
1998 VALUE    -  147,988
1999 VALUE    -  145,711
2000 VALUE    -  144,748
2001 VALUE    -  129,419
2002 VALUE    -  147,358
2003 VALUE    -  145,841
2004 VALUE    -  144,413
2005 VALUE:   -  129,571
2006 VALUE    -  145,826
2007 VALUE    -  148,627
THEREAFTER    - CONSTANT


GROWTH RATES
------------

RENT
1996 VALUE -        3.50
THEREAFTER -    CONSTANT

EXP1
1996 VALUE -        3.50
THEREAFTER -    CONSTANT

EXP2
1996 VALUE -        4.00
THEREAFTER -    CONSTANT


MARKET RATES
------------

MKT1
1996  VALUE   -     11.50
1997  VALUE   -     11.75
1998  VALUE   -     12.00
1999  VALUE   -     12.50
2000  VALUE   -     13.00
2001  VALUE   -     13.75
2002  VALUE   -     14.50
2003  VALUE   -     15.50
2004  VALUE   -     16.50
2005  VALUE   -     17.50
THEREAFTER    -
GROWING AT GROWTH RATE EXPl

ADM

1996 VALUE -         0.10
THEREAFTER -  GROWING AT  GROWTH RATE EXP1

PAY
1996 VALUE -         0.70
THEREAFTER -  GROWING AT  GROWTH RATE EXPI

JAN
1996 VALUE -         0.70
THEREAFTER -  GROWING AT  GROWTH RATE EXP1

R&M
1996 VALUE -         0.75
THEREAFTER -  GROWING AT  GROWTH RATE EXP2

SEC
1996 VALUE -         0.53
THEREAFTER -  GROWING AT  GROWTH RATE EXP1

UTIL
1996 VALUE -         1.50
THEREAFTER -  GROWING AT  GROWTH RATE EXP2

ADV
1996 VALUE -         0.06
THIEREAFTER - GROWING AT  GROWTH, RATE EXP1

INS
1996 VALUE -         0.13
THEREAFTER -  GROWING AT  GROWTH RATE EXP1

RES
1996 VALUEE- ~-       0.10
TFEREAFTER -  GROWING AT GROWTH RATE EXPI

MGT
ZERO

NTI
1996 VALUE -         7.50
THEREAFTER -  GROWING AT GROWTH RATE EXPI

STI
1996 VALUE -         14.00
THEREAFTER -  GROWING AT GROWTH RATE EXP1

SERV
1996 VALUE -         0.18
THEREAFTER -  GROWING AT GROWTH RATE EXP1


MISCELLANEOUS INCOMES
---------------------

NONE


EXPENSES


ADMINISTRATION          , REFERRED TO AS ADMN
CHARGED AGAINST NET OPERATING INCOME
MARKET RATE ADM MULTIPLIED BY AREA MEASURE NRA

PAYROLL                 , REFERRED TO AS PAY
CHARGED AGAINST NET OPERATING INCOME
MARKET RATE PAY MULTIPLIED BY AREA MEASURE NRA

CLEANING                , REFERRED TO AS JAN
CHARGED AGAINST NET OPERATING INCOME
MARKET RATE JAN MULTIPLIED BY AREA MEASURE AOSF

REPAIRS & MAINT         , REFERRED TO AS R&M
CHARGED AGAINST NET OPERATING INCOME
MARKET RATE R&M MULTIPLIED BY AREA MEASURE NRA

SECURITY                , REFERRED TO AS SEC
CHARGED AGAINST NET OPERATING INCOME
MARKET RATE SEC MULTIPLIED BY AREA MEASURE NRA

UTILITIES               , REFERRED TO AS UTIL
CHARGED AGAINST NET OPERATING INCOME
MARKET RATE UTIL MULTIPLIED BY AREA MEASURE NRA

ADVERTISING             , REFERRED TO AS ADV
CHARGED AGAINST NET OPERATING INCOME
MARKET RATE ADV MULTIPLIED BY AREA MEASURE NRA

REAL ESTATE TAXES       , REFERRED TO AS TAX
CHARGED AGAINST NET OPERATING INCCMEE
1996 VALUE -    110,110
1997 VALUE -    179,086
THEREAFTER -GROWING AT GROWTH RATE EXP1

INSURANCE               , REFERRED TO AS INS
CHARGED AGAINST NET OPERATING INCOME
MARKET RATE INS   MULTIPLIED BY AREA MEASURE NRA

MANAGEMENT              , REFERRED TO AS MGT
AN INFORMATIONAL  EXPENSE
1996 VALUE -      45,388
1997 VALUE -      49,936
1998 VALUE -      55,914
1999 VALUE -      55,952
2000 VALUE -      56,570
2001 VALUE -      49,348
2002 VALUE -      58,820
2003 VALUE -      59,774
2004 VALUE -      62,289
2005 VALUE -      59,545
2006 VALUE -      73,640
2007 VALUE -      77,211
THEREAFTER -    CONSTANT

RECOVERIES              , REFERRED TO AS REC
AN INFORMATIONAL EXPENSE
+100.0% OF ADMN  +100.0% OF PAY
+100.0% OF JAN   +100.0% OF R&M
+100.0% OF SEC   +100.0% OF UTIL
+100.0% OF ADV   +100.0% OF TAX
+100.0% OF INS   +100.0% OF MGT

BUILDING SERVICES       , REFERRED TO AS SERV
CHARGED AGAINST NET OPERATING INCOME
MARKET RATE SERV MULTIPLIED BY AREA MEASURE NRA


VACANCY ALLOWANCE
-----------------

PERCENTAGE OF POTENTIAL GROSS INCOME
FOR ALL TENANTS SUBJECT TO VACANCY
1996 VALUE -         2.00
THEREAFTER - CONSTANT

MANAGEMENT FEE
--------------

PERCENTAGE OF EFFECTIVE GROSS INCOME
FOR ALL TENANTS
PASSED THROUGH TO TENANTS USING EXPENSE MGT
1996 VALUE -          3.00
THEREAFTER -      CONSTANT


COMMISSION CALCULATIONS
-----------------------

STANDARD METHOD #1 -     6.300% OF TOTAL RENT

STANDARD METHOD #2 -     4.500% OF TOTAL RENT

STANDARD METHOD #3 -     0.000% OF TOTAL RENT

STANDARD METHOD #4 -     0.000% OF TOTAL RENT

STANDARD METHOD #5 -     0.000% OF TOTAL RENT


COMMISSION PAYOUTS
------------------

STANDARD METHOD #1 -     CASHED OUT

STANDARD METHOD #2 -     CASHED OUT

STANDARD METHOD #3 -     CASHED OUT

STANDARD METHOD #4 -     CASHED OUT

STANDARD METHOD #5 -     CASHED OUT


ALTERATION CALCULATION
----------------------

1996 VALUE -          4.10
THEREAFTER - GROWING AT GROWTH RATE EXP1


ALTERATION PAYOUTS
------------------

STANDARD METHOD #1 -     CASHED OUT

STANDARD METHOD #2 -     CASHED OUT

STANDARD METHOD #3 -     CASHED OUT

STANDARD METHOD #4 -     CASHED OUT

STANDARD METHOD #5 -     CASHED OUT


COMMON AREA MAINTENANCE POOL
----------------------------

NONE


CAPITAL EXPENDITURES
--------------------

RESERVES
ZERO

Capital Expenditure
1996 VALUE -         73,550
1997 VALUE -         20,000
1998 VALUE -         45,000
THEREAFTER -   MARKET RATE RES MULTIPLIED BY AREA MEASURE NRA


PRIMARY CLASSIFICATION CODES
----------------------------

NONE


SECONDARY CLASSIFICATION CODES
-------------------------------

NONE


COST CENTERS
------------

NONE


SALES VOLUME PROFILE
--------------------

             PERCENT OF          RELATIVE
MONTH       ANNUAL SALES         VOLUME
-----      ------------         --------
JAN             8.33%               1.00
FEB             8.33%               1.00
MAR             8.33%               1.00
APR             8.33%               1.00
MAY             8.33%               1.co
JUN             8.33%               1.00
JUL             8.33%               1.00
AUG             8.33%               1.00
SEP             8.33%               1.00
OCT             8.33%               1.00
NOV             8.33%               1.00
DEC             8.33%               1.00
             -------             -------
TOTALS        100.00%              12.00


GLOBAL   RECOVERIES
-----------------

NONE


TENANT PROLOGUE
---------------

MINIMUM RENTS:
SPECIFIED AMOUNTS INTERPRETED AS AMOUNTS/SQUARE FOOT/YEAR
MARKET RATES INTERPRETED As AMOUNTS/SQUARE FOOT/YEAR
SALES VOLUMES AND BREAKPOINTS:
SPECIFIED AMOUNTS INTERPRED AS AMOUNTS/SQUARE FOOT/YEAR
MARKET RATES INTERPRETED AS AMOUNTS/SQUARE FOOT/YEAR

RENEWAL RENTS ARE COMPOUNDED ANNUALLY

RELETTING DOWNTIME AND EXPENSES ARE NOT CONDITIONAL ON GOING TO MARKET


REFERENCE TENANTS
-----------------

NONE


TENANTS
-------

THERE ARE A TOTAL OF 46 LEASEHOLD TENANTS

--------------------------------------------------------------------------------

# 1 - SUITE 100         , Nagesh & Carter
BASE LEASE DATES:         2/1992 TO 1/1997
TYPE OF TENANT:           OFFICE
SQUARE FOOTAGE:           2,495
SUBJECT TO VACANCY ALLOWANCE

MINIMUM RENT:
INITIAL RENT -        10.25/SF/YR
CHANGING TO -         10.55/SF/YR ON 1/1994
CHANGING TO -         10.85/SF/YR ON 1/1996

RECOVERIES:

RECOVERIES
PRO RATA SHARE RECOVERY OF EXPENSE REC
PRO RATED ON TENANT SQUARE FOOTAGE OVER AREA MEASURE   NRA
CALCULATED ON AN ACCRUAL BASIS WITH A CALENDAR YEAR EXPENSE
WITH NO CAP
AND A BASE OF         5.00/SF MULTIPLIED BY AREA MEASURE   NRA

COMMISSIONS: NONE

ALTERATIONS: NONE

SPECULATIVE RENEWALS:

         LENGTH      VACANT    SQ. FT.     MONTHS OF
TERM  YEARS.MONTHS   MONTHS   INCREASE     FREE RENT    COMMISSIONS  ALTERATIONS
----  ------------   ------   --------     ---------    -----------  -----------

1        4.00          3         NONE         NONE         YES          YES
2        4.00          3         NONE         NONE         YES          YES
3        4.00          3         NONE         NONE         YES          YES

RENEWAL MINIMUM RENT:
MARKET RATE MKTI MULTIPLIED BY 1.000

RENEWAL RECOVERIES:

RECOVERIES
PRO RATA SHARE RECOVERY OF EXPENSE REC
PRO RATED ON TENANT SQUARE FOOTAGE OVER AREA MEASURE NRA
CALCULATED ON AN ACCRUAL BASIS WITH A CALENDAR YEAR EXPENSE
WITH NO CAP
AND A BASE OF THE EXPENSE VALUE IN THE OCCUPANCY YEAR

RENEWAL COMMISSIONS:       STANDARD METHOD #2
RENEWAL PAYOUT:            CASHED OUT

RENEWAL ALTERATIONS:       STANDARD
RENEWAL PAYOUT:            CASHED OUT

--------------------------------------------------------------------------------

# 2 - SUITE 102        , Data General
BASE LEASE DATES:        5/1994 TO 4/1999
TYPE OF TENANT:          OFFICE
SQUARE FOOTAGE:          2,647
SUBJECT TO VACANCY ALLOWANCE

MINIMUM RENT:
INITIAL RENT -   10.25/SF/YR
CHANGING TO -    10.50/SF/YR ON 5/1997

RECOVERIES:

RECOVERIES
PRO RATA SHARE RECOVERY OF EXPENSE REC
PRO RATED ON TENANT SQUARE FOOTAGE OVER AREA  NRA
CALCULATED ON AN ACCRUAL BASIS WITH A CALENDAR YEAR EXPENSE
WITH NO CAP
AND A BASE OF THE EXPENSE VALUE MULTIPLIED BY AREA MEASURE NRA

COMMISSIONS: NONE

ALTERATIONS: NONE

SPECULATIVE RENEWALS:


         LENGTH      VACANT    SQ. FT.     MONTHS OF
TERM  YEARS.MONTHS   MONTHS   INCREASE     FREE RENT    COMMISSIONS  ALTERATIONS
----  ------------   ------   --------     ---------    -----------  -----------

1        4.00          3         NONE         NONE         YES          YES
2        4.00          3         NONE         NONE         YES          YES
3        4.00          3         NONE         NONE         YES          YES

RENEWAL MINIMUM RENT:
MARKET RATE MKT1 MULTIPLIED BY 1.000

RENEWAL RECOVERIES:

RECOVERIES
PRO RATA SHARE RECOVERY OF EXPENSE REC
PRO RATED ON TENANT SQUARE FOOTAGE OVER AREA MEASURE NRA
CALCULATED ON AN ACCRUAL BASIS WITH A CALENDAR YEAR EXPENSE
WITH NO CAP
AND A BASE OF THE EXPENSE VALUE IN THE OCCUPANCY YEAR

RENEWAL COMMISSIONS:       STANDARD METHOD #2
RENEWAL PAYOUT:            CASHED OUT

RENEWAL ALTERATIONS:       STANDARD
RENEWAL PAYOUT:            CASHED OUT


--------------------------------------------------------------------------------

# 3 - SUITE 110         , Bituminous Casualty
BASE LEASE DATES:         1/1995 TO 12/1997
TYPE OF TENANT:           OFFICE
SQUARE FOOTAGE:              611
SUBJECT TO VACANCY ALLOWANCE

MINIMUM RENT:
INITIAL RENT -    11.60/SF/YR

RECOVERIES:

RECOVERIES
PRO RATA SHARE RECOVERY OF EXPENSE REC

PRO RATED ON TENANT SQUARE FOOTAGE OVER AREA MEASIME NRA
CALCULATED ON AN ACCRUAL BASIS WITH A CALENDAR YEAR EXPENSE
WITH NO CAP
AND A BASE OF    5.88/SF MULTIPLIED BY AREA MEASURE NRA

COMMISSIONS: NONE

ALTERATIONS: NONE

SPECULATIVE RENEWALS:


         LENGTH      VACANT    SQ. FT.     MONTHS OF
TERM  YEARS.MONTHS   MONTHS   INCREASE     FREE RENT    COMMISSIONS  ALTERATIONS
----  ------------   ------   --------     ---------    -----------  -----------

1        4.00          3         NONE         NONE         YES          YES
2        4.00          3         NONE         NONE         YES          YES


RENEWAL MINIMUM RENT:
MARKET RATE MKT1 MULTIPLIED BY 1.000

RENEWAL RECOVERIES:

RECOVERIES
PRO RATA SHARE RECOVERY OF EXPENSE REC
PRO RATED ON TENANT SQUARE FOOTAGE OVER AREA NRA
CALCULATED ON AN ACCRUAL BASIS WITH A CALENDAR YEAR EXPENSE
WITH NO CAP
AND A BASE OF THE EXPENSE VALUE IN THE OCCUPANCY YEAR

RENEWAL COMMISSIONS:       STANDARD METHOD #2
RENEWAL PAYOUT:            CASHED OUT

RENEWAL ALTERATIONS:       STANDARD
RENEWAL PAYOUT:            CASHED OUT



--------------------------------------------------------------------------------

# 4 - SUITE 151         , Southern States
BASE LEASE DATES:         4/1995 TO 3/2000
TYPE OF TENANT:           OFFICE
SQUARE FOOTAGE:              651
SUBJECT TO VACANCY ALLOWANCE

MINIMUM RENT:
INITIAL RENT -     11.00/SF/YR

RECOVERIES:

RECOVERIES
PRO RATA SHARE RECOVERY OF EXPENSE REC
PRO RATED ON TENANT SQUARE FOOTAGE OVER AREA MEASURE NRA
CALCULATED ON AN ACCRUAL BASIS WITH A CALENDAR YEAR EXPENSE
WITH NO CAP
AND A BASE OF      5.74/SF MULTIPLIED BY AREA MEASURE NRA

COMMISSIONS:    NONE

ALTERATIONS:    NONE

SPECULATIVE RENEWALS:


         LENGTH      VACANT    SQ. FT.     MONTHS OF
TERM  YEARS.MONTHS   MONTHS   INCREASE     FREE RENT    COMMISSIONS  ALTERATIONS
----  ------------   ------   --------     ---------    -----------  -----------

1        4.00          3         NONE         NONE         YES          YES
2        4.00          3         NONE         NONE         YES          YES
3        4.00          3         NONE         NONE         YES          YES

RENEWAL MINIMUM RENT:
MARKET RATE MKT1 MULTIPLIED BY 1.000

RENEWAL RECOVERIES:

RECOVERIES
PRO RATA SHARE RECOVERY OF EXPENSE REC
PRO RATED ON TENANT SQUARE FOOTAGE OVER AREA NRA
CALCULATED ON AN ACCRUAL BASIS WITH A CALENDAR YEAR EXPENSE
WITH NO CAP
AND A BASE OF THE EXPENSE VALUE IN THE OCCUPANCY YEAR

RENEWAL COMMISSIONS:       STANDARD METHOD #2
RENEWAL PAYOUT:            CASHED OUT

RENEWAL ALTERATIONS:       STANDARD
RENEWAL PAYOUT:            CASHED OUT


--------------------------------------------------------------------------------

# 5 - SUITE 155         , Miglicco, Botschen
BASE LEASE DATES:         1/1996 TO 7/1998
TYPE OF TENANT:           OFFICE
SQUARE FOOTAGE:           2,122
SUBJECT TO VACANCY ALLOWANCE

MINIMUM RENT:
INITIAL RENT -   10.75/SF/YR
CHANGING TO -    11.00/SF/YR ON 6/1997

RECOVERIES:

RECOVERIES
PRO RATA SHARE RECOVERY OF EXPENSE REC
PRO RATED ON TENANT SQUARE FOOTAGE OVER AREA MEASURE NRA
CALCULATED ON AN ACCRUAL BASIS WITH A CALENDAR YEAR EXPENSE
WITH NO CAP
AND A BASE OF THE EXPENSE VALUE IN THE OCCUPANCY YEAR

COMMISSIONS: NONE

ALTERATIONS: NONE

SPECULATIVE RENEWALS:

         LENGTH      VACANT    SQ. FT.     MONTHS OF
TERM  YEARS.MONTHS   MONTHS   INCREASE     FREE RENT    COMMISSIONS  ALTERATIONS
----  ------------   ------   --------     ---------    -----------  -----------

1        4.00          3         NONE         NONE         YES          YES
2        4.00          3         NONE         NONE         YES          YES
3        4.00          3         NONE         NONE         YES          YES

RENEWAL MINIMUM RENT:
MARKET RATE MKTI MULTIPLIED BY 1.000

RENEWAL RECOVERIES:

RECOVERIES
PRO RATA SHARE RECOVERY OF EXPENSE REC
PRO RATED ON TENANT SQUARE FOOTAGE OVER AREA MEASURE NRA
CALCULATED ON AN ACCRUAL BASIS WITH A CALENDAR YEAR EXPENSE
WITH NO CAP
AND A BASE OF THE EXPENSE VALUE IN THE OCCUPANCY YEAR

RENEWAL COMMISSIONS:       STANDARD METHOD #2
RENEWAL PAYOUT:            CASHED OUT

RENEWAL ALTERATIONS:       STANDARD

                                                                         PAGE 10
RENEWAL PAYOUT:            CASHED OUT

--------------------------------------------------------------------------------

# 6 - SUITE 165         , Fitness Center
BASE LEASE DATES:         8/1996 TO 7/2010
TYPE OF TENANT:           OFFICE
SQUARE FOOTAGE:           1,140
SUBJECT TO VACANCY ALLOWANCE

MINIMUM RENT:
INITIAL RENT -    0.00/SF/YR

RECOVERIES: NONE

COMMISSIONS: NONE

ALTERATIONS: NONE

SPECULATIVE RENEWALS: NONE


--------------------------------------------------------------------------------

# 7 - SUITE 167        Conference Room
BASE LEASE DATES:      6/1996 To 7/2010
TYPE OF TENANT:        OFFICE
SQUARE FOOTAGE:           313
SUBJECT TO VACANCY ALLOWANCE

MINIMUM RENT:
INITIAL RENT      0.00/SF/YR

RECOVERIES: NONE

COMMISSIONS: NONE

ALTERATIONS: NONE

SPECULATIVE RENEWALS: NONE


--------------------------------------------------------------------------------
# 8 - SUITE 169        Building Storage
BASE LEASE DATES-      8/1996 To 7/2010
TYPE OF TENANT:        OFFICE
SQUARE FOOTAGE:           454
SUBJECT TO VACANCY ALLOWANCE

MINIMUM RENT:
INITIAL RENT -    0.00/SF/YR

RECOVERIES: NONE

COMMISSIONS: NONE

ALTERATIONS: NONE

SPECULATIVE RENEWALS: NONE


--------------------------------------------------------------------------------

# 9 - SUITE 180         , Pegasus Design
BASE LEASE DATES:         1/1994 TO 12/2003
TYPE OF TENANT:           OFFICE
SQUARE FOOTAGE:           6,242
SUBJECT TO VACANCY ALLOWANCE

MINIMUM RENT:

INITIAL RENT -  11.75/SF/YR
CHANGING TO -   12.25/SF/YR ON 1/1994

RECOVERIES:

RECOVERIES
PRO RATA SHARE RECOVERY OF EXPENSE REC
PRO RATED ON TENANT SQUARE FOOTAGE OVER AREA MEASURE NRA
CALCULATED ON AN ACCRUAL BASIS WITH A CALENDAR YEAR EXPENSE
WITH NO CAP
AND A BASE OF    6.15/SF MULTIPLIED BY AREA MEASURE NRA

COMMISSIONS: NONE

ALTERATIONS: NONE

SPECULATIVE RENEWALS:

SPECULATIVE RENEWALS:

         LENGTH      VACANT    SQ. FT.     MONTHS OF
TERM  YEARS.MONTHS   MONTHS   INCREASE     FREE RENT    COMMISSIONS  ALTERATIONS
----  ------------   ------   --------     ---------    -----------  -----------

1        4.00          3         NONE         NONE         YES          YES
2        4.00          3         NONE         NONE         YES          YES
3        4.00          3         NONE         NONE         YES          YES

RENEWAL MINIMUM RENT:
MARKET RATE MKT1 MULTIPLIED BY 1.000

RENEWAL RECOVERIES:

RECOVERIES
PRO RATA SHARE RECOVERY OF EXPENSE REC
PRO RATED ON TENANT SQUARE FOOTAGE OVER AREA MEASURE NRA
CALCULATED ON AN ACCRUAL BASIS WITH A CALENDAR YEAR EXPENSE
WITH NO CAP
AND A BASE OF THE EXPENSE VALUE IN THE OCCUPANCY YEAR

RENEWAL COMMISSIONS:       STANDARD METHOD #2
RENEWAL PAYOUT:            CASHED OUT

RENEWAL ALTERATIONS:       STANDARD
RENEWAL PAYOUT:            CASHED OUT



--------------------------------------------------------------------------------

# 10 - SUITE 200        , Durey Equipment
BASE LEASE DATES:         4/1995 To 3/1998
TYPE OF TENANT:           OFFICE
SQUARE FOOTAGE:           1,091
SUBJECT TO VACANCY ALLOWANCE

MINIMUM RENT:
INITIAL RENT -    10.50/SF/YR

RECOVERIES:

RECOVERIES
PRO RATA SHARE RECOVERY OF EXPENSE REC
PRO RATED ON TENANT SQUARE FOOTAGE OVER AREA MEASURE NRA
CALCULATED ON AN ACCRUAL BASIS WITH A CALENDAR YEAR EXPENSE
WITH NO CAP
AND A BASE OF     5.25/SF MULTIPLIED BY AREA MEASURE NRA

COMMISSIONS: NONE

ALTERATIONS: NONE

SPECULATIVE RENEWALS:

         LENGTH      VACANT    SQ. FT.     MONTHS OF
TERM  YEARS.MONTHS   MONTHS   INCREASE     FREE RENT    COMMISSIONS  ALTERATIONS
----  ------------   ------   --------     ---------    -----------  -----------

1        4.00          3         NONE         NONE         YES          YES
2        4.00          3         NONE         NONE         YES          YES
3        4.00          3         NONE         NONE         YES          YES

RENEWAL MINIMUM RENT:
MARKET RATE MKT1 MULTIPLIED BY    1.000

RENEWAL RECOVERIES:

RECOVERIES
PRO RATA SHARE RECOVERY OF EXPENSE REC
PRO RATED ON TENANT SQUARE FOOTAGE OVER AREA MEASURE NRA
CALCULATED ON AN ACCRUAL BASIS WITH A CALENDAR YEAR EXPENSE
WITH NO CAP
AND A BASE OF THE EXPENSE VALUE IN THE OCCUPANCY YEAR

RENEWAL COMMISSIONS:       STANDARD METHOD #2
RENEWAL PAYOUT:            CASHED OUT

RENEWAL ALTERATIONS:       STANDARD
RENEWAL PAYOUT:            CASHED OUT



--------------------------------------------------------------------------------

#11 - SUITE 205         , Xergraphic Systems
BASE LEASE DATES:         1/1995 TO 12/1997
TYPE OF TENANT:           OFFICE
SQUARE FOOTAGE:           1,029
SUBJECT TO VACANCY ALLOWANCE

MINIMUM RENT:
INITIAL RENT      l0.50/SF/YR

RECOVERIES:

RECOVERIES
PRO RATA SHARE RECOVERY OF EXPENSE REC
PRO RATED ON TENANT SQUARE FOOTAGE OVER AREA MEASURE NRA
CALCULATED ON AN ACCRUAL BASIS WITH A CALENDAR YEAR EXPENSE
WITH NO CAP
AND A BASE OF     5.74/SF MULTIPLIED BY AREA MEASURE NRA

COMMISSIONS: NONE

ALTERATIONS: NONE

SPECULATIVE RENEWALS:

         LENGTH      VACANT    SQ. FT.     MONTHS OF
TERM  YEARS.MONTHS   MONTHS   INCREASE     FREE RENT    COMMISSIONS  ALTERATIONS
----  ------------   ------   --------     ---------    -----------  -----------

1        4.00          3         NONE         NONE         YES          YES
2        4.00          3         NONE         NONE         YES          YES
3        4.00          3         NONE         NONE         YES          YES

RENEWAL MINIMUM RENT:
MARKET RATE MKTI MULTIPLIED BY 1.000

RENEWAL RECOVERIES:

RECOVERIES
PRO RATA SHARE RECOVERY OF EXPENSE REC
PRO RATED ON TENANT SQUARE FOOTAGE OVER AREA MEASURE NRA
CALCULATED ON AN ACCRUAL BASIS WITH A CALENDAR YEAR EXPENSE
WITH NO CAP

AND A BASE OF THE EXPENSE VALUE IN THE OCCUPANCY YEAR

RENEWAL COMMISSIONS:       STANDARD METHOD #2
RENEWAL PAYOUT:            CASHED OUT

RENEWAL ALTERATIONS:       STANDARD
RENEWAL PAYOUT:            CASHED OUT


--------------------------------------------------------------------------------

# 12 - SUITE 210        , Masada Security
BASE LEASE DATES:         8/1996 TO 7/1999
TYPE OF TENANT:           OFFICE
SQUARE FOOTAGE:           1,223
SUBJECT TO VACANCY ALLOWANCE

MINIMUM RENT:
INITIAL RENT -    12.00/SF/YR

RECOVERIES:

RECOVERIES
PRO RATA SHARE RECOVERY OF EXPENSE REC
PRO RATED ON TENANT SQUARE FOOTAGE OVER AREA MEASURE NRA
CALCULATED ON AN ACCRUAL BASIS WITHA CALENDAR YEAR EXPENSE
WITH NO CAP
AND A BASE OF THE EXPENSE VALUE IN THE OCCUPANCY YEAR

COMMISSIONS: NONE

ALTERATIONS: NONE

SPECULATIVE RENEWALS:

         LENGTH      VACANT    SQ. FT.     MONTHS OF
TERM  YEARS.MONTHS   MONTHS   INCREASE     FREE RENT    COMMISSIONS  ALTERATIONS
----  ------------   ------   --------     ---------    -----------  -----------

1        4.00          3         NONE         NONE         YES          YES
2        4.00          3         NONE         NONE         YES          YES
3        4.00          3         NONE         NONE         YES          YES

RENEWAL MINIMUM RENT:
MARKET RATE MKT1 MULTIPLIED BY 1.000

RENEWAL RECOVERIES:

RECOVERIES
PRO RATA SHARE RECOVERY OF EXPENSE REC
PRO RATED ON TENANT SQUARE FOOTAGE OVER AREA MEASURE NRA
CALCULATED ON AN ACCRUAL BASIS WITHA CALENDAR YEAR EXPENSE
WITH NO CAP
AND A BASE OF THE EXPENSE VALUE IN THE OCCUPANCY YEAR

RENEWAL COMMISSIONS:       STANDARD METHOD #2
RENEWAL PAYOUT:            CASHED OUT

RENEWAL ALTERATIONS:       STANDARD
RENEWAL PAYOUT:            CASHED OUT


--------------------------------------------------------------------------------

# 13 - SUITE 212        , Marley Cooling
BASE LEASE DATES:         12/1993 TO 11/1998
TYPE OF TENANT:           OFFICE
SQUARE FOOTAGE:            2,922
SUBJECT TO VACANCY ALLOWANCE

MINIMUM RENT:

INITIAL RENT -    10.00/SF/YR
CHANGING TO -     10.50/SF/YR ON 12/1996

RECOVERIES:

RECOVERIES
PRO RATA SHARE RECOVERY OF EXPENSE REC
PRO RATED ON TENANT SQUARE FOOTAGE OVER AREA  MEASURE  NRA
CALCULATED ON AN ACCRUAL BASIS WITH A CALENDAR YEAR EXPENSE
WITH NO CAP
AND A BASE OF  5.85/SF MULTIPLIED BY AREA  MEASURE   NRA

COMMISSIONS: NONE

ALTERATIONS: NONE

SPECULATIVE RENEWALS:

         LENGTH      VACANT    SQ. FT.     MONTHS OF
TERM  YEARS.MONTHS   MONTHS   INCREASE     FREE RENT    COMMISSIONS  ALTERATIONS
----  ------------   ------   --------     ---------    -----------  -----------

1        4.00          3         NONE         NONE         YES          YES
2        4.00          3         NONE         NONE         YES          YES
3        4.00          3         NONE         NONE         YES          YES

RENEWAL MINIMUM RENT:
MARKET RATE MKT1 MULTIPLIED BY 1.000

RENEWAL RECOVERIES:

RECOVERIES
PRO RATA SHARE RECOVERY OF EXPENSE REC
PRO RATED ON TENANT SQUARE FOOTAGE OVER AREA MEASURE NRA
CALCULATED ON AN ACCRUAL BASIS WITH A CALENDAR YEAR EXPENSE
WITH NO CAP
AND A BASE OF THE EXPENSE VALUE IN THE OCCUPANCY YEAR

RENEWAL COMMISSIONS:       STANDARD METHOD #2
RENEWAL PAYOUT:            CASHED OUT

RENEWAL ALTERATIONS:       STANDARD
RENEWAL PAYOUT:            CASHED OUT


--------------------------------------------------------------------------------

#14 - SUITE 235         , Madison Guaranty
BASE LEASE DATES:         7/1996 TO 6/1999
TYPE OF TENANT:           OFFICE
SQUARE FOOTAGE:           5,301
SUBJECT TO VACANCY ALLOWANCE

MINIMUM RENT:
INITIAL RENT -    9.75/SF/YR
CHANGING TO -     11.50/SF/YR ON 6/1997

RECOVERIES:

RECOVERIES
PRO RATA SHARE RECOVERY OF EXPENSE REC
PRO RATED ON TENANT SQUARE FOOTAGE OVER AREA MEASURE NRA
CALCULATED ON AN ACCRUAL BASIS WITH A CALENDAR YEAR EXPENSE
WITH NO CAP
AND A BASE OF THE EXPENSE VALUE IN THE OCCUPANCY YEAR

CCMMISSIONS: NONE

ALTERATIONS: NONE

SPECULATIVE RENEWALS:

         LENGTH      VACANT    SQ. FT.     MONTHS OF
TERM  YEARS.MONTHS   MONTHS   INCREASE     FREE RENT    COMMISSIONS  ALTERATIONS
----  ------------   ------   --------     ---------    -----------  -----------

1        4.00          3         NONE         NONE         YES          YES
2        4.00          3         NONE         NONE         YES          YES
3        4.00          3         NONE         NONE         YES          YES

RENEWAL MINIMUM RENT:
MARKET RATE MKTI MULTIPLIED BY 1.000

RENEWAL RECOVERIES:

RECOVERIES
PRO RATA SHARE RECOVERY OF EXPENSE REC
PRO RATED ON TENANT SQUARE FOOTAGE OVER AREA MEASURE NRA
CALCULATED ON AN ACCRUAL BASIS WITH A CALENDAR YEAR EXPENSE
WITH NO CAP
AND A BASE OF THE EXPENSE VALUE IN THE OCCUPANCY YEAR

RENEWAL COMMISSIONS:       STANDARD METHOD #2
RENEWAL PAYOUT:            CASHED OUT

RENEWAL ALTERATIONS:       STANDARD
RENEWAL PAYOUT:            CASHED OUT




--------------------------------------------------------------------------------

# 15 - SUITE 245        , Gulfwide Services
BASE LEASE DATES:         6/1995 TO 5/1998
TYPE OF TENANT:           OFFICE
SQUARE FOOTAGE:              815
SUBJECT TO VACANCY ALLOWANCE

MINIMUM RENT
INITIAL RENT -     10.00/SF/YR
CHANGING TO -      10.50/ SF/YR ON 5/1996

RECOVERIES:

RECOVERIES
PRO RATA SHARE RECOVERY OF EXPENSE REC
PRO RATED ON TENANT SQUARE FOOTAGE OVER AREA MEASURE NRA
CALCULATED ON AN ACCRUAL BASIS WITH A CALENDAR YEAR EXPENSE
WITH NO CAP
AND A BASE OF      5.72/SF MULTIPLIED BY AREA MEASURE NRA

COMMISSIONS: NONE

ALTERATIONS: NONE

SPECULATIVE RENEWALS:

         LENGTH      VACANT    SQ. FT.     MONTHS OF
TERM  YEARS.MONTHS   MONTHS   INCREASE     FREE RENT    COMMISSIONS  ALTERATIONS
----  ------------   ------   --------     ---------    -----------  -----------

1        4.00          3         NONE         NONE         YES          YES
2        4.00          3         NONE         NONE         YES          YES
3        4.00          3         NONE         NONE         YES          YES

RENEWAL MINIMUM RENT:
MARKET RATE MKT1 MULTIPLIED BY 1.000

RECOVERIES
PRO RATA SHARE RECOVERY OF EXPENSE REC

PRO RATED ON TENANT SQUARE FOOTAGE OVER AREA MEASURE NRA
CALCULATED ON AN ACCRUAL BASIS WITH A CALENDAR YEAR EXPENSE
WITH NO CAP
AND A BASE OF THE EXPENSE VALUE IN THE OCCUPANCY YEAR

RENEWAL COMMISSIONS:       STANDARD METHOD #2
RENEWAL PAYOUT:            CASHED OUT

RENEWAL ALTERATIONS:       STANDARD
RENEWAL PAYOUT:            CASHED OUT


--------------------------------------------------------------------------------

# 16 - SUITE 250        , Barone Design Group
BASE LEASE DATES:         2/1995 TO 1/2000
TYPE OF TENANT            OFFICE
SQUARE FOOTAGE:            4,498
SUBJECT TO VACANCY ALLOWANCE

MINIMUM RENT:
INITIAL RENT -          10.50/SF/YR

RECOVERIES:

PRO RATA SHARE RECOVERY OF EXPENSE REC
PRO RATED ON TENANT SQUARE FOOTAGE OVER AREA MEASURE NRA
CALCULATED ON AN ACCRUAL BASIS WITH A CALENDAR YEAR EXPENSE
WITH NO CAP
AND A BASE OF          5.5l/SF MULTIPLIED BY AREA MEASURE NRA


COMMISSIONS: NONE

ALTERATIONS: NONE

 SPECULATIVE RENEWALS:

         LENGTH      VACANT    SQ. FT.     MONTHS OF
TERM  YEARS.MONTHS   MONTHS   INCREASE     FREE RENT    COMMISSIONS  ALTERATIONS
----  ------------   ------   --------     ---------    -----------  -----------

1        4.00          3         NONE         NONE         YES          YES
2        4.00          3         NONE         NONE         YES          YES
3        4.00          3         NONE         NONE         YES          YES

RENEWAL MINIMUM RENT:
MARKET RATE MKT1 MULTIPLIED BY 1.000

RENEWAL RECOVERIES:

RECOVERIES
PRO RATA SHAPE RECOVERY OF EXPENSE REC
PRO RATED ON TENANT SQUARE FOOTAGE OVER AREA MEASURE NRA
CALCULATED ON AN ACCRUAL BASIS WITH A CALENDAR YEAR EXPENSE
WITH NO CAP
AND A BASE OF THE EXPENSE VALUE IN THE OCCUPANCY YEAR

RENEWAL COMMISSIONS:       STANDARD METHOD #2
RENEWAL PAYOUT:            CASHED OUT

RENEWAL ALTERATIONS:       STANDARD
RENEWAL PAYOUT:            CASHED OUT


--------------------------------------------------------------------------------

# 17 - SUITE 300        , Ogre Partners
BASE LEASE DATES:         1/1996 TO 6/1999
TYPE OF TENANT:           OFFICE
SQUARE FOOTAGE:           2,515
SUBJECT TO VACANCY ALLOWANCE

MINIMUM RENT:
INITIAL RENT -       11.00/SF/YR
CHANGING TO -        11.25/SF/YR ON 6/1997
CHANGING TO -        11.50/SF/YR ON 6/1998

RECOVERIES:

RECOVERIES
PRO RATA SHARE RECOVERY OF EXPENSE REC
PRO RATED ON TENANT SQUARE FOOTAGE OVER AREA MEASURE NRA
CALCULATED ON AN ACCRUAL BASIS with A CALENDAR YEAR EXPENSE
WITH NO CAP
AND A BASE OF THE EXPENSE VALUE IN THE OCCUPANCY YEAR

COMMISSIONS: NONE

ALTERATIONS: NONE

SPECULATIVE RENEWALS:

         LENGTH      VACANT    SQ. FT.     MONTHS OF
TERM  YEARS.MONTHS   MONTHS   INCREASE     FREE RENT    COMMISSIONS  ALTERATIONS
----  ------------   ------   --------     ---------    -----------  -----------

1        4.00          3         NONE         NONE         YES          YES
2        4.00          3         NONE         NONE         YES          YES
3        4.00          3         NONE         NONE         YES          YES

RENEWAL MINIMUM RENT:
MARKET RATE MKT1 MULTIPLIED BY 1.000

RENEWAL RECOVERIES:

RECOVERIES
PRO RATA SHARE RECOVERY OF EXPENSE REC
PRO RATED ON TENANT SQUARE FOOTAGE OVER AREA MEASURE NRA
CALCULATED ON AN ACCRUAL BASIS WITH A CALENDAR YEAR EXPENSE
WITH NO CAP
AND A BASE OF THE EXPENSE VALUE IN THE OCCUPANCY YEAR

RENEWAL COMMISSIONS:       STANDARD METHOD #2
RENEWAL PAYOUT:            CASHED OUT

RENEWAL ALTERATIONS:       STANDARD
RENEWAL PAYOUT:            CASHED OUT


--------------------------------------------------------------------------------

# 18 - SUITE 310        , Wilco Insurance
BASE LEASE DATES:         8/1995 -10 7/2000
TYPE OF TENANT:           OFFICE
SQUARE FOOTAGE:           2,145
SUBJECT TO VACANCY ALLOWANCE

MINIMUM RENT:
INITIAL RENT -       10.50/SF/Y.R
CHANGING TO -        11.00/SF/YR ON 8/1997
CHANGING TO -        11.50/SF/YR ON 8/1998

RECOVERIES:

RECOVERIES
PRO RATA SHARE RECOVERY OF EXPENSE REC
PRO RATED ON TENANT SQUARE FOOTAGE OVER AREA MEASURE NRA
CALCULATED ON AN ACCRUAL BASIS WITH A CALENDAR YEAR EXPENSE
WITH NO CAP
AND A BASE OF        5.74/SF MULTIPLIED BY AREA MEASURE NRA

COMMISSIONS: NONE

ALTERATIONS: NONE

SPECULATIVE RENEWALS:

         LENGTH      VACANT    SQ. FT.     MONTHS OF
TERM  YEARS.MONTHS   MONTHS   INCREASE     FREE RENT    COMMISSIONS  ALTERATIONS
----  ------------   ------   --------     ---------    -----------  -----------

1        4.00          3         NONE         NONE         YES          YES
2        4.00          3         NONE         NONE         YES          YES
3        4.00          3         NONE         NONE         YES          YES


RENEWAL MINIMUM RENT:
MARKET RATE MKT1 MULTIPLIED BY 1.000

RENEWAL RECOVERIES:

RECOVERIES
PRO RATA SHARE RECOVERY OF EXPENSE REC
PRO RATED ON TENANT SQUARE FOOTAGE OVER AREA MEASURE NRA
CALCULATED ON AN ACCRUAL BASIS WITH A CALENDAR YEAR EXPENSE
WITH NO CAP
AND A BASE OF THE EXPENSE VALUE IN THE OCCUPANCY YEAR

RENEWAL COMMISSIONS:       STANDARD METHOD #2
RENEWAL PAYOUT:            CASHED OUT

RENEWAL ALTERATIONS:       STANDARD
RENEWAL PAYOUT:            CASHED OUT



--------------------------------------------------------------------------------

#19 - SUITE 312         , The Lehman Co.
BASE LEASE DATES:         8/1995 TO 9/2000
TYPE OF TENANT:           OFFICE
SQUARE FOOTAGE:           2,068
SUBJECT TO VACANCY ALLOWANCE

MINIMUM RENT:
INITIAL RENT -     0.00/SF/YR
CHANGING TO -     10.25/SF/YR ON 8/1995

RECOVERIES:

RENEWAL RECOVERIES:

RECOVERIES
PRO RATA SHARE RECOVERY OF EXPENSE REC
PRO RATED ON TENANT SQUARE FOOTAGE OVER AREA MEASURE NRA
CALCULATED ON AN ACCRUAL BASIS WITH A CALENDAR YEAR EXPENSE
WITH NO CAP
AND A BASE OF     5.74/SF MULTIPLIED BY AREA MEASURE NRA

COMMISSIONS: NONE

ALTERATIONS: NONE

SPECULATIVE RENEWALS:

         LENGTH      VACANT    SQ. FT.     MONTHS OF
TERM  YEARS.MONTHS   MONTHS   INCREASE     FREE RENT    COMMISSIONS  ALTERATIONS
----  ------------   ------   --------     ---------    -----------  -----------

1        4.00          3         NONE         NONE         YES          YES
2        4.00          3         NONE         NONE         YES          YES
3        4.00          3         NONE         NONE         YES          YES


RENEWAL MINIMUM RENT:
MARKET RATE MKTI MULTIPLIED BY 1.000

RENEWAL RECOVERIES:

RECOVERIES
PRO RATA SHARE RECOVERY OF EXPENSE REC

PRO RATED ON TENANT SQUARE FOOTAGE OVER AREA MEASURE NRA
CALCULATED ON AN ACCRUAL BASIS WITH A CALENDAR YEAR EXPENSE
WITH NO CAP
AND A BASE OF THE EXPENSE VALUE IN THE OCCUPANCY YEAR

RENEWAL COMMISSIONS:       STANDARD METHOD #2
RENEWAL PAYOUT:            CASHED OUT

RENEWAL ALTERATIONS:       STANDARD
RENEWAL PAYOUT:            CASHED OUT


--------------------------------------------------------------------------------

#20 - SUITE 314         , Medical Dental
BASE LEASE DATES:         2/1993 TO 1/1998
TYPE OF TENANT:           OFFICE
SQUARE FOOTAGE:           2,242
SUBJECT TO VACANCY ALLOWANCE

MINIMUM RENT:
INITIAL RENT -           9.75/SF/YR
CHANGING TO -         10.00/SF/YR ON 1/1996

ECOVERIES:


RECOVERIES
PRO RATA SHARE RECOVERY OF EXPENSE REC
PRO RATED ON TENANT SQUARE FOOTAGE OVER AREA MEASURE NRA
CALCULATED ON AN ACCRUAL BASIS WITH A CALENDAR YEAR EXPENSE
WITH NO CAP
AND A BASE OF          5.82/SF MULTIPLIED BY AREA MEASURE NRA

COMMISSIONS: NONE

ALTERATIONS: NONE

SPECULATIVE RENEWALS:

         LENGTH      VACANT    SQ. FT.     MONTHS OF
TERM  YEARS.MONTHS   MONTHS   INCREASE     FREE RENT    COMMISSIONS  ALTERATIONS
----  ------------   ------   --------     ---------    -----------  -----------

1        4.00          3         NONE         NONE         YES          YES
2        4.00          3         NONE         NONE         YES          YES
3        4.00          3         NONE         NONE         YES          YES

RENEWAL MINIMUM RENT:
MARKET RATE MKT1 MULTIPLIED BY 1.000

RENEWAL RECOVERIES:

RECOVERIES
PRO RATA SHARE RECOVERY OF EXPENSE REC
PRO RATED ON TENANT SQUARE FOOTAGE OVER AREA MEASURE NRA
CALCULATED ON AN ACCRUAL BASIS WITH A CALENDAR YEAR EXPENSE
WITH NO CAP
AND A BASE OF THE EXPENSE VALUE IN THE OCCUPANCY YEAR

RENEWAL COMMISSIONS:       STANDARD METHOD #2
RENEWAL PAYOUT:            CASHED OUT

RENEWAL ALTERATIONS:       STANDARD
RENEWAL PAYOUT:            CASHED OUT


--------------------------------------------------------------------------------

# 21 - SUITE 316        , Racal-Milgo
BASE LEASE DATES:         1/1995 To 12/1999
TYPE OF TENANT:           OFFICE

SQUARE FOOTAGE:          1,642
SUBJECT TO VACANCY ALLOWANCE

MINIMUM RENT:
INITIAL RENT -     9.75/SF/YR
CHANGING TO    -  10.00/SF/YR ON 1/1996
CHANGING TO    -  10.25/SF/YR ON 1/1997
CHANGING TO    -  10.50/SF/YR ON 1/1998
CHANGING TO    -  10.75/SF/YR ON 1/1999

RECOVERIES:


RECOVERIES
PRO RATA SHARE RECOVERY OF EXPENSE REC
PRO RATED ON TENANT SQUARE FOOTAGE OVER AREA MEASURE NRA
CALCULATED ON AN ACCRUAL BASIS WITH A CALENDAR YEAR EXPENSE
WITH NO CAP
AND A BASE OF     4.75/SF MULTIPLIED BY AREA MEASURE NRA

COMMISSIONS: NONE

ALTERATIONS: NONE

SPECULATIVE RENEWALS:

         LENGTH      VACANT    SQ. FT.     MONTHS OF
TERM  YEARS.MONTHS   MONTHS   INCREASE     FREE RENT    COMMISSIONS  ALTERATIONS
----  ------------   ------   --------     ---------    -----------  -----------

1        4.00          3         NONE         NONE         YES          YES
2        4.00          3         NONE         NONE         YES          YES


RENEWAL MINIMUM RENT:
MARKET RATE MKT1 MULTIPLIED BY 1.000

RENEWAL RECOVERIES:


RECOVERIES
PRO RATA SHARE RECOVERY OF EXPENSE REC
PRO RATED ON TENANT SQUARE FOOTAGE OVER AREA MEASURE NRA
CALCULATED ON AN ACCRUAL BASIS WITH A CALENDAR YEAR EXPENSE
WITH NO CAP
AND A BASE OF THE EXPENSE VALUE IN THE OCCUPANCY YEAR

RENEWAL COMMISSIONS:       STANDARD METHOD #2
RENEWAL PAYOUT:            CASHED OUT

RENEWAL ALTERATIONS:       STANDARD
RENEWAL PAYOUT:            CASHED OUT


--------------------------------------------------------------------------------

# 22 - SUITE 330        , Rolf Jensen
BASE LEASE DATES:         2/1992 TO 1/1997
TYPE OF TENANT:           OFFICE
SQUARE FOOTAGE:           6,158
SUBJECT TO VACANCY ALLOWANCE

MINIMUM RENT:
INITIAL RENT -     11.37/SF/YR

RECOVERIES:


RECOVERIES
PRO RATA SHARE RECOVERY OF EXPENSE REC
PRO RATED ON TENANT SQUARE FOOTAGE OVER AREA MEASURE NRA
CALCULATED ON AN ACCRUAL BASIS WITH A CALENDAR YEAR EXPENSE
WITH NO CAP
AND A BASE OF THE EXPENSE VALUE IN THE OCCUPANCY YEAR
AND A BASE OF      5.25/SF MULTIPLIED BY AREA MEASURE NRA

COMMISSIONS: NONE

ALTERATIONS: NONE

 SPECULATIVE RENEWALS:

         LENGTH      VACANT    SQ. FT.     MONTHS OF
TERM  YEARS.MONTHS   MONTHS   INCREASE     FREE RENT    COMMISSIONS  ALTERATIONS
----  ------------   ------   --------     ---------    -----------  -----------

1        4.00          3         NONE         NONE         YES          YES
2        4.00          3         NONE         NONE         YES          YES
3        4.00          3         NONE         NONE         YES          YES


RENEWAL MINIMUM RENT:
MARKET RATE MKT1 MULTIPLIED BY 1.000

RENEWAL RECOVERIES:


RECOVERIES
PRO RATA SHARE RECOVERY OF EXPENSE REC
PRO RATED ON TENANT SQUARE FOOTAGE OVER AREA MEASURE NRA
CALCULATED ON AN ACCRUAL BASIS WITH A CALENDAR YEAR EXPENSE
WITH NO CAP
AND A BASE OF THE EXPENSE VALUE IN THE OCCUPANCY YEAR

RENEWAL COMMISSIONS:       STANDARD METHOD #2
RENEWAL PAYOUT:            CASHED OUT

RENEWAL ALTERATIONS:       STANDARD
RENEWAL PAYOUT:            CASHED OUT


--------------------------------------------------------------------------------

# 23 - SUITE 335        , Management office
BASE LEASE DATES:         8/1996 TO 7/2010
TYPE OF TENANT:           OFFICE
SQUARE FOOTAGE:           1,765
SUBJEC7 TO VACANCY ALLOWANCE

MINIMUM RENT:
INITIAL RENT -    0.00/SF/YR

RECOVERIES: NONE

COMMISSIONS: NONE

ALTERATIONS: NONE

SPECULATIVE RENEWALS: NONE


--------------------------------------------------------------------------------

# 24 - SUITE 340        , Integration Service
BASE LEASE DATES:         2/1995 TO 2/1998
TYPE OF TENANT:           OFFICE
SQUARE FOOTAGE:           1,026
SUBJECT TO VACANCY ALLOWANCE

MINIMUM RENT:
INITIAL RENT -    10.50/SF/YR

RECOVERIES:

RECOVERIES
PRO RATA SHARE RECOVERY OF EXPENSE REC
PRO-RATED ON TENANT SQUARE FOOTAGE OVER AREA MEASURE NRA
CALCULATED ON AN ACCRUAL BASIS WITIA A CALENDAR YEAR EXPENSE
WITH NO CAP

AND A BASE OF       5.88/SF MULTIPLIED BY AREA MEASURE NRA

COMMISSIONS: NONE

ALTERATIONS: NONE

SPECULATIVE RENEWALS:

         LENGTH      VACANT    SQ. FT.     MONTHS OF
TERM  YEARS.MONTHS   MONTHS   INCREASE     FREE RENT    COMMISSIONS  ALTERATIONS
----  ------------   ------   --------     ---------    -----------  -----------

1        4.00          3         NONE         NONE         YES          YES
2        4.00          3         NONE         NONE         YES          YES
3        4.00          3         NONE         NONE         YES          YES


RENEWAL MINIMUM RENT:
MARKET RATE MKTI MULTIPLIED BY 1.000

RENEWAL RECOVERIES:


RECOVERIES
PRO RATA SHARE RECOVERY OF EXPENSE REC
PRO RATED ON TENANT SQUARE FOOTAGE OVER AREA MEASURE NRA
CALCULATED ON AN ACCRUAL BASIS WITH A CALENDAR YEAR EXPENSE
WITH NO CAP
AND A BASE OF THE EXPENSE VALUE IN THE OCCUPANCY YEAR

RENEWAL COMMISSIONS:       STANDARD METHOD #2
RENEWAL PAYOUT:            CASHED OUT

RENEWAL ALTERATIONS:       STANDARD
RENEWAL PAYOUT:            CASHED OUT


--------------------------------------------------------------------------------

# 25 - SUITE 350        , George McElroy
BASE LEASE DATES:         3/1995 TO 2/2000
TYPE OF TENANT:           OFFICE
SQUARE FOOTAGE:            1,596
SUBJECT TO VACANCY ALLOWANCE

MINIMUM RENT:
INITIAL RENT -       10.75/SF/YR

RECOVERIES:


RECOVERIES
PRO RATA SHARE RECOVERY OF EXPENSE REC
PRO RATED ON TENANT SQUARE FOOTAGE OVER AREA MEASURE NRA
CALCULATED ON AN ACCRUAL BASIS WITH A CALENDAR YEAR EXPENSE
WITH NO CAP
AND A BASE OF        5.88/SF MULTIPLIED BY AREA MEASURE NRA

COMMISSIONS: NONE

ALTERATIONS: NONE

SPECULATIVE RENEWALS:

         LENGTH      VACANT    SQ. FT.     MONTHS OF
TERM  YEARS.MONTHS   MONTHS   INCREASE     FREE RENT    COMMISSIONS  ALTERATIONS
----  ------------   ------   --------     ---------    -----------  -----------

1        4.00          3         NONE         NONE         YES          YES
2        4.00          3         NONE         NONE         YES          YES

RENEWAL MINIMUM RENT:
MARKET PATE MKT1 MULTIPLIED BY 1.000

RENEWAL RECOVERIES:


RECOVERIES
PRO RATA SHARE RECOVERY OF EXPENSE REC
PRO RATED ON TENANT SQUARE FOOTAGE OVER AREA MEASURE NRA
CALCULATED ON AN ACCRUAL BASIS WITH A CALENDAR YEAR EXPENSE
WITH NO CAP
AND A BASE OF THE EXPENSE VALUE IN THE OCCUPANCY YEAR

RENEWAL COMMISSIONS:       STANDARD METHOD #2
RENEWAL PAYOUT:            CASHED OUT

RENEWAL ALTERATIONS:       STANDARD
RENEWAL PAYOUT:            CASHED OUT



--------------------------------------------------------------------------------

#26 - SUITE 355         , Hydrocarbon Data
BASE LEASE DATES:         1/1994 TO 12/1996
TYPE OF TENANT:           OFFICE
SQUARE FOOTAGE:           1,426
SUBJECT TO VACANCY ALLOWANCE

MINIMUM RENT:
INITIAL RENT -    9.75/SF/Y.R

RECOVERIES:


RECOVERIES
PRO RATA SHARE RECOVERY OF EXPENSE REC
PRO RATED ON TENANT SQUARE FOOTAGE OVER AREA MEASURE NRA
CALCULATED ON AN ACCRUAL BASIS WITH A CALENDAR YEAR EXPENSE
WITH NO CAP
AND A BASE OF    6.15/SF MULTIPLIED BY AREA MEASURE NRA

COMMISSIONS: NONE

ALTERATIONS: NONE

SPECULATIVE RENEWALS:

         LENGTH      VACANT    SQ. FT.     MONTHS OF
TERM  YEARS.MONTHS   MONTHS   INCREASE     FREE RENT    COMMISSIONS  ALTERATIONS
----  ------------   ------   --------     ---------    -----------  -----------

1        4.00          3         NONE         NONE         YES          YES
2        4.00          3         NONE         NONE         YES          YES
3        4.00          3         NONE         NONE         YES          YES


RENEWAL MINIMUM RENT:
MARKET RATE MKT1 MULTIPLIED BY 1.000

RENEWAL RECOVERIES:


RECOVERIES
PRO RATA SHARE RECOVERY OF EXPENSE REC
PRO RATED ON TENANT SQUARE FOOTAGE OVER AREA MEASURE NRA
CALCULATED ON AN ACCRUAL BASIS WITH A CALENDAR YEAR EXPENSE
WITH NO CAP
AND A BASE OF THE EXPENSE VALUE IN THE OCCUPANCY YEAR

RENEWAL COMMISSIONS:       STANDARD METHOD #2
RENEWAL PAYOUT:            CASHED OUT

RENEWAL ALTERATIONS:       STANDARD
RENEWAL PAYOUT:            CASHED OUT

--------------------------------------------------------------------------------

# 27 -  Norvell Electronic
BASE LEASE DATES:         1/1996 TO 5/2001
TYPE OF TENANT:           OFFICE
SQUARE FOOTAGE:           2,133
SUBJECT TO VACANCY ALLOWANCE

MINIMUM RENT:
INITIAL RENT -   10.75/SF/YR

RECOVERIES:


RECOVERIES
PRO RATA SHARE RECOVERY OF EXPENSE REC
PRO RATED ON TENANT SQUARE FOOTAGE OVER AREA MEASURE NRA
CALCULATED ON AN ACCRUAL BASIS WITH A CALENDAR YEAR EXPENSE
WITH NO CAP
AND A BASE OF THE EXPENSE VALUE IN THE OCCUPANCY YEAR

COMMISSIONS: NONE

ALTERATIONS: NONE

SPECULATIVE RENEWALS:

         LENGTH      VACANT    SQ. FT.     MONTHS OF
TERM  YEARS.MONTHS   MONTHS   INCREASE     FREE RENT    COMMISSIONS  ALTERATIONS
----  ------------   ------   --------     ---------    -----------  -----------

1        4.00          3         NONE         NONE         YES          YES
2        4.00          3         NONE         NONE         YES          YES

RENEWAL MINIMUM RENT:
MARKET RATE MKT1 MULTIPLIED BY 1.000

RENEWAL RECOVERIES:


RECOVERIES
PRO RATA SHARE RECOVERY OF EXPENSE REC
PRO RATED ON TENANT SQUARE FOOTAGE OVER AREA MEASURE NRA
CALCULATED ON AN ACCRUAL BASIS WITH A CALENDAR YEAR EXPENSE
WITH NO CAP
AND A BASE OF THE EXPENSE VALUE IN THE OCCUPANCY YEAR

RENEWAL COMMISSIONS:       STANDARD METHOD #2
RENEWAL PAYOUT:            CASHED OUT

RENEWAL ALTERATIONS:       STANDARD
RENEWAL PAYOUT:            CASHED OUT

--------------------------------------------------------------------------------

# 28 - SUITE 400        , Law Companies
BASE LEASE DATES:         3/1991 TO 2/2001
TYPE OF TENANT:           OFFICE
SQUARE FOOTAGE:           40,183
SUBJECT TO VACANCY ALLOWANCE

MINIMUM RENT:
INITIAL RENT -      8.50/SF/YR
CHANGING TO -     13.75/SF/YR ON 2/1996

RECOVERIES:

RECOVERIES
PRO RATA SHARE RECOVERY OF EXPENSE REC
PRO RATED ON TENANT SQUARE FOOTAGE OVER AREA MEASURE NRA

CALCULATED ON AN ACCRUAL BASIS WITH A CALENDAR YEAR EXPENSE
WITH NO CAP
AND A BASE OF     4.50/SF MULTIPLIED BY AREA MEASURE NRA

COMMISSIONS: NONE

ALTERATIONS: NONE

SPECULATIVE RENEWALS: NONE



--------------------------------------------------------------------------------

# 29 - SUITE 400A         , Provident Life
BASE LEASE DATES:           5/1995 TO 4/2000
TYPE OF TENANT:             OFFICE
SQUARE FOOTAGE:             5,947
SUBJECT TO VACANCY ALLOWANCE

MINIMUM RENT;
INITIAL RENT -    11.00/SF/YR

RECOVERIES:

RECOVERIES
PRO RATA SHARE RECOVERY OF EXPENSE REC
PRO RATED ON TENANT SQUARE FOOTAGE OVER AREA MEASURE NRA
CALCULATED ON AN ACCRUAL BASIS WITH A CALENDAR YEAR EXPENSE
WITH NO CAP
AND A BASE OF     5.88/SF MULTIPLIED BY AREA MEASURE NRA

COMMISSIONS: NONE

ALTERATIONS: NONE

SPECULATIVE RENEWALS:

         LENGTH      VACANT    SQ. FT.     MONTHS OF
TERM  YEARS.MONTHS   MONTHS   INCREASE     FREE RENT    COMMISSIONS  ALTERATIONS
----  ------------   ------   --------     ---------    -----------  -----------

1        4.00          3         NONE         NONE         YES          YES
2        4.00          3         NONE         NONE         YES          YES


RENEWAL MINIMUM RENT:
MARKET RATE MKT1 MULTIPLIED BY 1.000

RENEWAL RECOVERIES:


RECOVERIES
PRO RATA SHARE RECOVERY OF EXPENSE REC
PRO RATED ON TENANT SQUARE FOOTAGE OVER AREA MEASURE NRA
CALCULATED ON AN ACCRUAL BASIS WITH A CALENDAR YEAR EXPENSE
WITH NO CAP
AND A BASE OF THE EXPENSE VALUE IN THE OCCUPANCY YEAR

RENEWAL COMMISSIONS:       STANDARD METHOD #2
RENEWAL PAYOUT:            CASHED OUT

RENEWAL ALTERATIONS:       STANDARD
RENEWAL PAYOUT:            CASHED OUT



--------------------------------------------------------------------------------

# 30 - SUITE 600         , Circle K
BASE LEASE DATES:          2/1994 TO 3/1997
TYPE OF TENANT:            OFFICE
SQUARE FOOTAGE:            13,43S
SUBJECT TO VACANCY ALLOWANCE

MINIMUM RENT:
INITIAL RENT - 10.25/SF/YR

RECOVERIES:


RECOVERIES
PRO RATA SHARE RECOVERY OF EXPENSE REC
PRO RATED ON TENANT SQUARE FOOTAGE OVER AREA MEASURE NRA
CALCULATED ON AN ACCRUAL BASIS WITH A CALENDAR YEAR EXPENSE
WITH NO CAP
AND A BASE OF   5.88/SF MULTIFPLIED BY AREA MEASURE NRA

COMMISSIONS: NONE

ALTERATIONS: NONE

SPECULATIVE RENEWALS: NONE


--------------------------------------------------------------------------------


# 31 - SUITE 630      , Proctor & Gamble
BASE LEASE DATES:       8/1994 TO 7/1999
TYPE OF TENANT:         OFFICE
SQUARE FOOTAGE:         5,381
SUBJECT TO VACANCY ALLOWANCE

MINIMUM RENT:
INITIAL RENT -   15.17/SF/YR

RECOVERIES:


RECOVERIES
PRO RATA SHARE RECOVERY OF EXPENSE REC
PRO RATED ON TENANT SQUARE FOOTAGE OVER AREA MEASURE NRA
CALCULATED ON AN ACCRUAL BASIS WITH A CALENDAR YEAR EXPENSE
WITH NO CAP
AND A BASE OF     6.15/SF        MULTIPLIED BY AREA MEASURE NRA

COMMISSIONS: NONE

ALTERATIONS: NONE

SPECULATIVE RENEWALS:

         LENGTH      VACANT    SQ. FT.     MONTHS OF
TERM  YEARS.MONTHS   MONTHS   INCREASE     FREE RENT    COMMISSIONS  ALTERATIONS
----  ------------   ------   --------     ---------    -----------  -----------

1        4.00          3         NONE         NONE         YES          YES
2        4.00          3         NONE         NONE         YES          YES


RENEWAL MINIMUM RENT:
MARKET RATE MKT1 MULTIPLIED BY 1.000

RENEWAL RECOVERIES:


RECOVERIES
PRO RATA SHARE RECOVERY OF EXPENSE REC
PRO RATED ON TENANT SQUARE FOOTAGE OVER AREA MEASURE NRA
CALCULATED ON AN ACCRUAL BASIS WITH A CALENDAR YEAR EXPENSE
WITH NO CAP
AND A BASE OF THE EXPENSE VALUE IN THE OCCUPANCY YEAR

RENEWAL COMMISSIONS:       STANDARD METHOD #2
RENEWAL PAYOUT:            CASHED OUT

RENEWAL ALTERATIONS:       STANDARD
RENEWAL PAYOUT:            CASHED OUT

--------------------------------------------------------------------------------

# 32 - SUITE 650        , OOCL (USA) Inc.
BASE LEASE DATES:         12/1995 TO 11/2000
TYPE OF TENANT:           OFFICE
SQUARE FOOTAGE:           4,904
SUBJECT TO VACANCY ALLOWANCE

MINIMUM RENT:
INITIAL RENT -    13.00/SF/YR

RECOVERIES:


RECOVERIES
PRO RATA SHARE RECOVERY OF EXPENSE REC
PRO RATED ON TENANT SQUARE FOOTAGE OVER AREA MEASURE NRA
CALCULATED ON AN ACCRUAL BASIS WITH A CALENDAR YEAR EXPENSE
WITH NO CAP
AND A BASE OF THE EXPENSE VALUE IN THE OCCUPANCY YEAR

COMMISSIONS: NONE

ALTERATIONS: NONE

SPECULATIVE RENEWALS:

         LENGTH      VACANT    SQ. FT.     MONTHS OF
TERM  YEARS.MONTHS   MONTHS   INCREASE     FREE RENT    COMMISSIONS  ALTERATIONS
----  ------------   ------   --------     ---------    -----------  -----------

1        4.00          3         NONE         NONE         YES          YES
2        4.00          3         NONE         NONE         YES          YES


RENEWAL MINIMUM RENT:
MARKET RATE MKT1 MULTIPLIED BY 1.000

RENEWAL RECOVERIES:


RECOVERIES
PRO RATA SHARE RECOVERY OF EXPENSE REC
PRO RATED ON TENANT SQUARE FOOTAGE OVER AREA MEASURE NRA
CALCULATED ON AN ACCRUAL BASIS WITH A CALENDAR YEAR EXPENSE
WITH NO CAP
AND A BASE OF THE EXPENSE VALUE IN THE OCCUPANCY YEAR

RENEWAL COMMISSIONS:       STANDARD METHOD #2
RENEWAL PAYOUT:            CASHED OUT

RENEWAL ALTERATIONS:       STANDARD
RENEWAL PAYOUT:            CASHED OUT

--------------------------------------------------------------------------------

# 33 - SUITE 215        , SPEC TEN 1
BASE LEASE DATES:         1/1998 TO 12/2001
TYPE OF TENANT:           OFFICE
SQUARE FOOTAGE:           4,198
SUBJECT TO VACANCY ALLOWANCE

MINIMUM RENT:
INITIAL RENT - MARKET RATE MKT1

RECOVERIES:

RECOVERIES
PRO RATA SHARE RECOVERY OF EXPENSE REC
PRO RATED ON TENANT SQUARE FOOTAGE OVER AREA MEASUREE NRA
CALCULATED ON AN ACCRUAL BASIS WITH A CALENDAR YEAR EXPENSE

WITH NO CAP
AND A BASE OF THE EXPENSE VALUE IN THE OCCUPANCY YEAR

COMMISSIONS:       STANDARD METHOD #1
PAYOUT:            CASHED OUT

ALTERATIONS:       MARKET RATE NTI
PAYOUT:            CASHED OUT

SPECULATIVE RENEWALS:

         LENGTH      VACANT    SQ. FT.     MONTHS OF
TERM  YEARS.MONTHS   MONTHS   INCREASE     FREE RENT    COMMISSIONS  ALTERATIONS
----  ------------   ------   --------     ---------    -----------  -----------

1        4.00          3         NONE         NONE         YES          YES
2        4.00          3         NONE         NONE         YES          YES



RENEWAL MINIMUM RENT:
MARKET RATE MKT1 MULTIPLIED BY 1.000

RENEWAL RECOVERIES:


RECOVERIES
PRO RATA SHARE RECOVERY OF EXPENSE REC
PRO RATED ON TENANT SQUARE FOOTAGE OVER AREA MEASURE NRA
CALCULATED ON AN ACCRUAL BASIS WITH A CALENDAR YEAR EXPENSE
WITH NO CAP
AND A BASE OF THE EXPENSE VALUE IN THE OCCUPANCY YEAR

RENEWAL COMMISSIONS:       STANDARD METHOD #2
RENEWAL PAYOUT:            CASHED OUT

RENEWAL ALTERATIONS:       STANDARD
RENEWAL PAYOUT:            CASHED OUT

--------------------------------------------------------------------------------

# 34 - SUITE 660            , SPEC TEN 2
BASE LEASE DATES:           10/1996 TO 9/2000
TYPE OF TENANT:               OFFICE
SQUARE FOOTAGE:               2,685
SUBJECT TO VACANCY ALLOWANCE

MINIMUM RENT:
INITIAL RENT - MARKET RATE MKT1

RECOVERIES:


RECOVERIES
PRO RATA SHARE RECOVERY OF EXPENSE REC
PRO RATED ON TENANT SQUARE FOOTAGE OVER AREA MEASURE NRA
CALCULATED ON AN ACCRUAL BASIS WITH A CALENDAR YEAR EXPENSE
WITH NO CAP
AND A BASE OF THE EXPENSE VALUE IN THE OCCUPANCY YEAR


COMMISSIONS:       STANDARD METHOD #1
PAYOUT:            CASHED OUT

ALTERATIONS:       MARKET RATE NTI
PAYOUT:            CASHED OUT

SPECULATIVE RENEWALS:

         LENGTH      VACANT    SQ. FT.     MONTHS OF
TERM  YEARS.MONTHS   MONTHS   INCREASE     FREE RENT    COMMISSIONS  ALTERATIONS
----  ------------   ------   --------     ---------    -----------  -----------

1        4.00          3         NONE         NONE         YES          YES
2        4.00          3         NONE         NONE         YES          YES

RENEWAL MINIMUM RENT:
MARKET RATE MKT1 MULTIPLIED BY 1.000

RENEWAL RECOVERIES:


RECOVERIES
PRO RATA SHARE RECOVERY OF EXPENSE REC
PRO RATED ON TENANT SQUARE FOOTAGE OVER AREA MEASURE NRA
CALCULATED ON AN ACCRUAL BASIS WITH A CALENDAR YEAR EXPENSE
WITH NO CAP
AND A BASE OF THE EXPENSE VALUE IN THE OCCUPANCY YEAR

RENEWAL COMMISSIONS:       STANDARD METHOD #2
RENEWAL PAYOUT:            CASHED OUT

RENEWAL ALTERATIONS:       STANDARD
RENEWAL PAYOUT:            CASHED OUT


--------------------------------------------------------------------------------

# 35 - SUITE 175         , SPEC TEN 3
BASE LEASE DATES:          1/1997 TO 12/2000
TYPE OF TENANT:            OFFICE
SQUARE FOOTAGE:            4,159
SUBJECT TO VACANCY ALLOWANCE

MINIMUM RENT-
INITIAL RENT - MARKET RATE NTl

RECOVERIES:


RECOVERIES
PRO RATA SHARE RECOVERY OF EXPENSE REC
PRO RATED ON TENANT SQUARE FOOTAGE OVER AREA MEASURE NRA
CALCULATED ON AN ACCRUAL BASIS WITH A CALENDAR YEAR EXPENSE
WITH NO CAP
AND A BASE OF THE EXPENSE VALUE IN THE OCCUPANCY YEAR


COMMISSIONS:   STANDARD METHOD #1
PAYOUT:         CASHED OUT

ALTERATIONS:    MARKET RATE NTI
PAYOUT:         CASHED OUT

SPECULATIVE RENEWALS:

         LENGTH      VACANT    SQ. FT.     MONTHS OF
TERM  YEARS.MONTHS   MONTHS   INCREASE     FREE RENT    COMMISSIONS  ALTERATIONS
----  ------------   ------   --------     ---------    -----------  -----------

1        4.00          3         NONE         NONE         YES          YES
2        4.00          3         NONE         NONE         YES          YES


RENEWAL MINIMUM RENT:
MARKET RATE MKT1 MULTIPLIED BY 1.000

RENEWAL RECOVERIES:


RECOVERIES
PRO RATA SHARE RECOVERY OF EXPENSE REC
PRO RATED ON TENANT SQUARE FOOTAGE OVER AREA MEASURE NRA
CALCULATED ON AN ACCRUAL BASIS WITH A CALENDAR YEAR EXPENSE
WITH NO CAP
AND A BASE OF THE EXPENSE VALUE IN THE OCCUPANCY YEAR

RENEWAL COMMISSIONS:        STANDARD METHOD #2
RENEWAL PAYOUT:             CASHED OUT

RENEWAL ALTERATIONS:        STANDARD

RENEWAL PAYOUT:            CASHED OUT

--------------------------------------------------------------------------------

# 36 - SUITE 230        , SPEC TEN 4
BASE LEASE DATES:         1/1997 TO 12/2000
TYPE OF TENANT:           OFFICE
SQUARE FOOTAGE:           1,562
SUBJECT TO VACANCY ALLOWANCE

MINIMUM RENT:
INITIAL RENT - MARKET RATE MKT1

RECOVERIES:


RECOVERIES
PRO RATA SHARE RECOVERY OF EXPENSE REC
PRO RATED ON TENANT SQUARE FOOTAGE OVER AREA MEASURE NRA
CALCULATED ON AN ACCRUAL BASIS WITH A CALENDAR YEAR EXPENSE
WITH NO CAP
AND A BASE OF THE EXPENSE VALUE IN THE OCCUPANCY YEAR


COMMISSIONS:  STANDARD METHOD #1
PAYOUT:       CASHED OUT

ALTERATIONS:  MARKET RATE NTI
PAYOUT:       CASHED OUT

SPECULATIVE RENEWALS:

         LENGTH      VACANT    SQ. FT.     MONTHS OF
TERM  YEARS.MONTHS   MONTHS   INCREASE     FREE RENT    COMMISSIONS  ALTERATIONS
----  ------------   ------   --------     ---------    -----------  -----------

1        4.00          3         NONE         NONE         YES          YES
2        4.00          3         NONE         NONE         YES          YES

RENEWAL MINIMUM RENT:
MARKET RATE MKT1 MULTIPLIED BY 1000

RENEWAL RECOVERIES:


RECOVERIES
PRO RATA SHARE RECOVERY OF EXPENSE REC
PRO RATED ON TENANT SQUARE FOOTAGE OVER AREA MEASURE NRA
CALCULATED ON AN ACCRUAL BASIS WITH A CALENDAR YEAR EXPENSE
WITH NO CAP
AND A BASE OF THE EXPENSE VALUE IN THE OCCUPANCY YEAR

RENEWAL COMMISSIONS:       STANDARD METHOD #2
RENEWAL PAYOUT:            CASHED OUT

RENEWAL ALTERATIONS:       STANDARD
RENEWAL PAYOUT:            CASHED OUT

--------------------------------------------------------------------------------

# 37 - SUITE 499        , SPEC TEN 5
BASE LEASE DATES:         4/1997 TO 3/2001
TYPE OF TENANT:           OFFICE
SQUARE FOOTAGE:           6,680
SUBJECT TO VACANCY ALLOWANCE

MINIMUM RENT:
INITIAL RENT - MARKET RATE MKTI

RECOVERIES:

RECOVERIES

PRO RATA SHARE RECOVERY OF EXPENSE REC
PRO RATED ON TENANT SQUARE FOOTAGE OVER AREA MEASURE NRA
CALCULATED ON AN ACCRUAL BASIS WITH A CALENDAR YEAR EXPENSE
WITH NO CAP
AND A BASE OF THE EXPENSE VALUE IN THE OCCUPANCY YEAR

COMMISSIONS:  STANDARD METHOD #1
PAYOUT:       CASHED OUT

ALTERATIONS:  MARKET RATE STI
PAYOUT:       CASHED OUT

SPECULATIVE RENEWALS:

         LENGTH      VACANT    SQ. FT.     MONTHS OF
TERM  YEARS.MONTHS   MONTHS   INCREASE     FREE RENT    COMMISSIONS  ALTERATIONS
----  ------------   ------   --------     ---------    -----------  -----------

1        4.00          3         NONE         NONE         YES          YES
2        4.00          3         NONE         NONE         YES          YES

RENEWAL MINIMUM RENT:
MARKET RATE MKT1 MULTIPLIED BY 1.000

RENEWAL RECOVERIES:


RECOVERIES
PRO RATA SHARE RECOVERY OF EXPENSE REC
PRO RATED ON TENANT SQUARE FOOTAGE OVER AREA MEASURE NRA
CALCULATED ON AN ACCRUAL BASIS WITH A CALENDAR YEAR EXPENSE
WITH NO CAP
AND A BASE OF THE EXPENSE VALUE IN THE OCCUPANCY YEAR

RENEWAL COMMISSIONS:       STANDARD METHOD #2
RENEWAL PAYOUT:            CASHED OUT

RENEWAL ALTERATIONS:       STANDARD
RENEWAL PAYOUT:            CASHED OUT


--------------------------------------------------------------------------------

# 38 - SUITE 120        , SPEC TEN 6
BASE LEASE DATES:         10/1997 TO 9/2001
TYPE OF TENANT:           OFFICE
SQUARE FOOTAGE:           1,372
SUBJECT TO VACANCY ALLOWANCE

MINIMUM RENT:
INITIAL RENT - MARKET RATE MKT1

RECOVERIES:


RECOVERIES
PRO RATA SHARE RECOVERY OF EXPENSE REC
PRO RATED ON TENANT SQUARE FOOTAGE OVER AREA MEASURE NRA
CALCULATED ON AN ACCRUAL BASIS WITH A CALENDAR YEAR EXPENSE
WITH NO CAP
AND A BASE OF THE EXPENSE VALUE IN THE OCCUPANCY YEAR

COMMISSIONS:   STANDARD METHOD #1
PAYOUT:        CASHED OUT

ALTERATIONS:   MARKET RATE NTI
PAYOUT:        CASHED OUT

SPECULATIVE RENEWALS:

         LENGTH      VACANT    SQ. FT.     MONTHS OF
TERM  YEARS.MONTHS   MONTHS   INCREASE     FREE RENT    COMMISSIONS  ALTERATIONS
----  ------------   ------   --------     ---------    -----------  -----------

1        4.00          3         NONE         NONE         YES          YES
2        4.00          3         NONE         NONE         YES          YES

RENEWAL MINIMUM RENT:
MARKET RATE MKT1 MULTIPLIED BY 1.000

RENEWAL RECOVERIES:


RECOVERIES
PRO RATA SHARE RECOVERY OF EXPENSE REC
PRO RATED ON TENANT SQUARE FOOTAGE OVER AREA MEASURE NRA
CALCULATED ON AN ACCRUAL BASIS WITH A CALENDAR YEAR EXPENSE
WITH NO CAP
AND A BASE OF THE EXPENSE VALUE IN THE OCCUPANCY YEAR

RENEWAL COMMISSIONS:       STANDARD METHOD #2
RENEWAL PAYOUT:            CASHED OUT

RENEWAL ALTERATIONS:       STANDARD
RENEWAL PAYOUT:            CASHED OUT


--------------------------------------------------------------------------------

# 39 - SUITE 360        , SPEC TEN 7
BASE LEASE DATES:         6/1997 TO 5/2001
TYPE OF TENANT:           OFFICE
SQUARE FOOTAGE:           1,689
SUBJECT TO VACANCY ALLOWANCE

MINIMUM RENT:
INITIAL RENT - MARKET RATE MKT1

RECOVERIES:

RECOVERIES
PRO RATA SHARE RECOVERY OF EXPENSE REC
PRO RATED ON TENANT SQUARE FOOTAGE OVER AREA MEASURE NRA
CALCULATED ON AN ACCRUAL BASIS WITH A CALENDAR YEAR EXPENSE
WITH NO CAP
AND A BASE OFTHE EXPENSE VALUE IN THE OCCUPANCY YEAR

COMMISSIONS:   STANDARD METHOD #1
PAYOUT:        CASHED OUT

ALTERATIONS:   MARKET RATE NTI
PAYOUT:        CASHED OUT

SPECULATIVE RENEWALS:

         LENGTH      VACANT    SQ. FT.     MONTHS OF
TERM  YEARS.MONTHS   MONTHS   INCREASE     FREE RENT    COMMISSIONS  ALTERATIONS
----  ------------   ------   --------     ---------    -----------  -----------

1        4.00          3         NONE         NONE         YES          YES
2        4.00          3         NONE         NONE         YES          YES

RENEWAL MINIMUM RENT:
MARKET RATE MKT1 MULTIPLIED BY 1.000

RENEWAL RECOVERIES:

RECOVERIES
PRO RATA SHARE RECOVERY OF EXPENSE REC
PRO RATED ON TENANT SQUARE FOOTAGE OVER AREA MEASURE NRA
CALCULATED ON AN ACCRUAL BASIS WITH A CALENDAR YEAR EXPENSE
WITH NO CAP

AND A BASE OF THE EXPENSE VALUE IN THE OCCUPANCY YEAR

RENEWAL COMMISSIONS:       STANDARD METHOD #2
RENEWAL PAYOUT:            CASHED OUT

RENEWAL ALTERATIONS:       STANDARD
RENEWAL PAYOUT:            CASHED OUT


--------------------------------------------------------------------------------

# 40 - SUITE 600A        , CIRCLE K SPEC 1
BASE LEASE DATES:          6/199~7 TO 5/2001
TYPE OF TENANT:            OFFICE
SQUARE FOOTAGE:            6,718
SUBJECT TO VACANCY ALLOWANCE

MINIMUM RENT:
INITIAL RENT - MARKET RATE MKTl

RECOVERIES:


RECOVERIES
PRO RATA SHARE RECOVERY OF EXPENSE REC
PRO RATED ON TENANT SQUARE FOOTAGE OVER AREA MEASURE NRA
CALCULATED ON AN ACCRUAL BASIS WITH A CALENDAR YEAR EXPENSE
WITH NO CAP
AND A BASE OF THE EXPENSE VALUE IN THE OCCUPANCY YEAR


COMMISSIONS:   STANDARD METHOD
PAYOUT:        CASHED OUT

ALTERATIONS:   MARKET RATE NTI
PAYOUT:        CASHED 0UT

SPECULATIVE RENEWALS:

         LENGTH      VACANT    SQ. FT.     MONTHS OF
TERM  YEARS.MONTHS   MONTHS   INCREASE     FREE RENT    COMMISSIONS  ALTERATIONS
----  ------------   ------   --------     ---------    -----------  -----------

1        4.00          3         NONE         NONE         YES          YES
2        4.00          3         NONE         NONE         YES          YES


RENEWAL MINIMUM RENT:
MARKET RATE MKT1 MULTIPLIED BY 1.000

RENEWAL RECOVERIES:


RECOVERIES
PRO RATA SHARE RECOVERY OF EXPENSE REC
PRO RATED ON TENANT SQUARE FOOTAGE OVER AREA MEASURE NRA
CALCULATED ON AN ACCRUAL BASIS WITH A CALENDAR YEAR EXPENSE
WITH NO CAP
AND A BASE OF THE EXPENSE VALUE IN THE OCCUPANCY YEAR

RENEWAL COMMISSIONS:       STANDARD METHOD #2
RENEWAL PAYOUT:            CASHED OUT

RENEWAL ALTERATIONS:       STANDARD
RENEWAL PAYOUT:            CASHED OUT

--------------------------------------------------------------------------------


# 41 - SUITE 600B        , CIRCLE K SPEC 2
BASE LEASE DATES:          10/1997 TO 9/2001
TYPE OF TENANT:            OFFICE
SQUARE FOOTAGE:            6,717
SUBJECT TO VACANCY ALLOWANCE

MINIMUM RENT:
INITIAL RENT MARKET RATE MKT1

RECOVERIES:


RECOVERIES
PRO RATA SHARE RECOVERY OF EXPENSE REC
PRO RATED ON TENANT SQUARE FOOTAGE OVER AREA MEASURE NRA
CALCULATED ON AN ACCRUAL BASIS WITH A CALENDAR YEAR EXPENSE
WITH NO CAP
AND A BASE OF THE EXPENSE VALUE IN THE OCCUPANCY YEAR

COMMISSIONS:       STANDARD METHOD #1
PAYOUT:            CASHED OUT

ALTERATIONS:       MARKET RATE NTI
PAYOUT:            CASHED OUT

SPECULATIVE RENEWALS:

         LENGTH      VACANT    SQ. FT.     MONTHS OF
TERM  YEARS.MONTHS   MONTHS   INCREASE     FREE RENT    COMMISSIONS  ALTERATIONS
----  ------------   ------   --------     ---------    -----------  -----------

1        4.00          3         NONE         NONE         YES          YES
2        4.00          3         NONE         NONE         YES          YES


RENEWAL MINIMUM RENT:
MARKET RATE MKT1 MULTIPLIED BY 1.000

RENEWAL RECOVERIES:


RECOVERIES
PRO RATA SHARE RECOVERY OF EXPENSE REC
PRO RATED ON TENANT SQUARE FOOTAGE OVER AREA MEASURE NRA
CALCULATED ON AN ACCRUAL BASIS WITH A CALENDAR YEAR EXPENSE
WITH NO CAP
AND A BASE OF THE EXPENSE VALUE IN THE OCCUPANCY YEAR

RENEWAL COMMISSIONS:       STANDARD METHOD #2
RENEWAL PAYOUT:            CASHED OUT

RENEWAL ALTERATIONS:       STANDARD
RENEWAL PAYOUT:            CASHED OUT


--------------------------------------------------------------------------------


# 42 - SUITE 400              , LAW CCMP SPEC 1
BASE LEASE DATES:               4/2001 TO 3/2005
TYPE OF TENANT:                 OFFICE
SQUARE FOOTAGE:                 13,778
SUBJECT TO VACANCY ALLOWANCE

MINIMUM RENT:
INITIAL RENT - MARKET RATE MKTI

RECOVERIES:

RECOVERIES
PRO RATA SHARE RECOVERY OF EXPENSE REC
PRO RATED ON TENANT SQUARE FOOTAGE OVER AREA MEASURE NRA
CALCULATED ON AN ACCRUAL BASIS WITH A CALENDAR YEAR EXPENSE
WITH NO CAP
AND A BASE OF THE EXPENSE VALUE IN THE OCCUPANCY YEAR


COMMISSIONS:       STANDARD METHOD #1
PAYOUT:            CASHED OUT

ALTERATIONS:       MARKET RATE NTI

PAYOUT:            CASHED OUT

 SSPECULATIVE RENEWALS:

         LENGTH      VACANT    SQ. FT.     MONTHS OF
TERM  YEARS.MONTHS   MONTHS   INCREASE     FREE RENT    COMMISSIONS  ALTERATIONS
----  ------------   ------   --------     ---------    -----------  -----------

1        4.00          3         NONE         NONE         YES          YES

RENEWAL MINIMUM RENT:
MARKET RATE MKT1 MULTIPLIED BY 1.000

RENEWAL RECOVERIES:


RECOVERIES
PRO RATA SHARE RECOVERY OF EXPENSE REC
PRO RATED ON TENANT SQUARE FOOTAGE OVER AREA MEASURE NRA
CALCULATED ON AN ACCRUAL BASIS WITH A CALENDAR YEAR EXPENSE
WITH NO CAP
AND A BASE OF THE EXPENSE VALUE IN THE OCCUPANCY YEAR

RENEWAL COMMISSIONS:       STANDARD METHOD #2
RENEWAL PAYOUT:            CASHED OUT

RENEWAL ALTERATIONS:       STANDARD
RENEWAL PAYOUT:            CASHED OUT


--------------------------------------------------------------------------------

# 43 - SUITE 500A        LAW COMP SPEC 2
BASE LEASE DATES:        4/2001 TO 3/2005
TYPE OF TENANT:          OFFICE
SQUARE FOOTAGE:           6,600
SUBJECT TO VACANCY ALLOWANCE

MINIMUM RENT:
INITIAL RENT - MARKET RATE MKT1

RECOVERIES:


RECOVERIES
PRO RATA SHARE RECOVERY OF EXPENSE REC
PRO RATED ON TENANT SQUARE FOOTAGE OVER AREA MEASURE NRA
CALCULATED ON AN ACCRUAL BASIS WITH A CALENDAR YEAR EXPENSE
WITH NO CAP
AND A BASE OF THE EXPENSE VALUE IN THE OCCUPANCY YEAR


COMMISSIONS:   STANDARD METHOD #1
PAYOUT:        CASHED OUT

ALTERATIONS:   MARKET RATE NTI
PAYOUT:        CASHED OUT

 SPECULATIVE RENEWALS:

         LENGTH      VACANT    SQ. FT.     MONTHS OF
TERM  YEARS.MONTHS   MONTHS   INCREASE     FREE RENT    COMMISSIONS  ALTERATIONS
----  ------------   ------   --------     ---------    -----------  -----------

1        4.00          3         NONE         NONE         YES          YES

RENEWAL MINIMUM RENT:
MARKET RATE MKTI MULTIPLIED BY 1.000

RENEWAL RECOVERIES:


RECOVERIES
PRO RATA SHARE RECOVERY OF EXPENSE REC
PRO RATED ON TENANT SQUARE FOOTAGE OVER AREA MEASURE NRA

CALCULATED ON AN ACCRUAL BASIS WITH A CALENDAR YEAR EXPENSE
WITH NO CAP
AND A BASE OF THE EXPENSE VALUE IN THE OCCUPANCY YEAR

RENEWAL COMMISSIONS:       STANDARD METHOD #2
RENEWAL PAYOUT:            CASHED OUT

RENEWAL ALTERATIONS:       STANDARD
RENEWAL PAYOUT:            CASHED OUT

--------------------------------------------------------------------------------

# 44 - SUITE 5OOD         , LAW SPEC 3
BASE LEASE DATES:           6/2001 TO S/2005
TYPE OF TENANT:             OFFICE
SQUARE FOOTAGE:             6,600
SUBJECT TO VACANCY ALLOWANCE

MINIMUM RENT:
INITIAL RENT - MARKET RATE MKTI

RECOVERIES:

RECOVERIES
PRO RATA SHARE RECOVERY OF EXPENSE REC
PRO RATED ON TENANT SQUARE FOOTAGE OVER AREA MEASURE NRA
CALCULATED ON AN ACCRUAL BASIS WITH A CALENDAR YEAR EXPENSE
WITH NO CAP
AND A BASE OF THE EXPENSE VALUE IN THE OCCUPANCY YEAR


COMMISSIONS:    STANDARD METHOD #1
PAYOUT:         CASHED OUT

ALTERATIONS:    MARKET RATE NTI
PAYOUT:         CASHED OUT

 SPECULATIVE RENEWALS:

         LENGTH      VACANT    SQ. FT.     MONTHS OF
TERM  YEARS.MONTHS   MONTHS   INCREASE     FREE RENT    COMMISSIONS  ALTERATIONS
----  ------------   ------   --------     ---------    -----------  -----------

1        4.00          3         NONE         NONE         YES          YES


RENEWAL MINIMUM RENT:
MARKET RATE MKT1 MULTIPLIED BY 1.000

RENEWAL RECOVERIES:

RECOVERIES
PRO RATA SHARE RECOVERY OF EXPENSE REC
PRO RATED ON TENANT SQUARE FOOTAGE OVER AREA MEASURE NRA
CALCULATED ON AN ACCRUAL BASIS WITH A CALENDAR YEAR EXPENSE
WITH NO CAP
AND A BASE OF THE EXPENSE VALUE IN THE OCCUPANCY YEAR

RENEWAL COMMISSIONS:       STANDARD METHOD #2
RENEWAL PAYOUT:            CASHED OUT

RENEWAL ALTERATIONS:       STANDARD
RENEWAL PAYOUT:            CASHED OUT

--------------------------------------------------------------------------------

# 45 - SUITE 5OOC         , LAW SPEC 4
BASE LEASE DATES:           8/2001 TO 7/2005
TYPE OF TENANT:             OFFICE
SQUARE FOOTAGE:             6,600
SUBJECT TO VACANCY ALLOWANCE

MINIMUM RENT:
INITIAL RENT - MARKET RATE MKT1

RECOVERIES:

RECOVERIES
PRO RATA SHARE RECOVERY OF EXPENSE REC
PRO RATED ON TENANT SQUARE FOOTAGE OVER AREA MEASURE NRA
CALCULATED ON AN ACCRUAL BASIS WITH A CALENDAR YEAR EXPENSE
WITH NO CAP
AND A BASE OF THE EXPENSE VALUE IN THE OCCUPANCY YEAR

COMMISSIONS:  STANDARD METHOD #1
PAYOUT:       CASHED OUT

ALTERATIONS:  MARKET RATE NTI
PAYOUT:       CASHED OUT

SPECULATIVE RENEWALS:

         LENGTH      VACANT    SQ. FT.     MONTHS OF
TERM  YEARS.MONTHS   MONTHS   INCREASE     FREE RENT    COMMISSIONS  ALTERATIONS
----  ------------   ------   --------     ---------    -----------  -----------

1        4.00          3         NONE         NONE         YES          YES

RENEWAL MINIMUM RENT:
MARKET RATE MKT1 MULTIPLIED BY 1.000

RENEWAL RECOVERIES:

RECOVERIES
PRO RATA SHARE RECOVERY OF EXPENSE REC
PRO RATED ON TENANT SQUARE FOOTAGE OVER AREA MEASURE NRA
CALCULATED ON AN ACCRUAL BASIS WITH A CALENDAR YEAR EXPENSE
WITH NO CAP
AND A BASE OF THE EXPENSE VALUE IN THE OCCUPANCY YEAR

RENEWAL COMMISSIONS:       STANDARD METHOD #2
RENEWAL PAYOUT:            CASHED OUT

RENEWAL ALTERATIONS:       STANDARD
RENEWAL PAYOUT:            CASHED OUT



--------------------------------------------------------------------------------

# 46 - SUITE 500D       , LAW SPEC 5
BASE LEASE DATES:         10/2001 TO 9/2005
TYPE OF TENANT:           OFFICE
SQUARE FOOTAGE:           6,605
SUBJECT TO VACANCY ALLOWANCE

MINIMUM RENT:
INITIAL RENT - MARKET RATE MKTI

RECOVERIES:

RECOVERIES
PRO RATA SHARE RECOVERY OF EXPENSE REC
PRO RATED ON TENANT SQUARE FOOTAGE OVER AREA MEASURE NRA
CALCULATED ON AN ACCRUAL BASIS WITH A CALENDAR YEAR EXPENSE
WITH NO CAP
AND A BASE OF THE EXPENSE VALUE IN THE OCCUPANCY YEAR


COMMISSIONS:   STANDARD METHOD #1
PAYOUT:        CASHED OUT

ALTERATIONS:   MARKET RATE ~NTI
PAYOUT:        CASHED OUT

SPECULATIVE RENEWALS:

         LENGTH      VACANT    SQ. FT.     MONTHS OF
TERM  YEARS.MONTHS   MONTHS   INCREASE     FREE RENT    COMMISSIONS  ALTERATIONS
----  ------------   ------   --------     ---------    -----------  -----------

1        4.00          3         NONE         NONE         YES          YES

RENEWAL MINIMUM RENT:
MARKET RATE MKT1 MULTIPLIED BY 1.000

RENEWAL RECOVERIES:

RECOVERIES
PRO RATA SHARE RECOVERY OF EXPENSE REC
PRO RATED ON TENANT SQUARE FOOTAGE OVER AREA MEASURE NRA
CALCULATED ON AN ACCRUAL BASIS WITH A CALENDAR YEAR EXPENSE
WITH NO CAP
AND A BASE OF THE EXPENSE VALUE IN THE OCCUPANCY YEAR

RENEWAL COMMISSIONS:       STANDARD METHOD #2
RENEWAL PAYOUT:            CASHED OUT

RENEWAL ALTERATIONS:       STANDARD
RENEWAL PAYOUT:            CASHED OUT

================================================================================
Cushman & Wakefield Appraisal Services National Investor Survey - Winter 1995
================================================================================


                  Going In        Terminal        IRR            Income          Expense    Projection
                                                                 Growth           Growth       Period
               Low     High     Low    High    Low    High     Low   High      Low     High
--------------------------------------------------------------------------------------------------------
========================================================================================================
OFFICES-SUBURBAN
========================================================================================================
               9.50   11.00    9.00   10.50   14.00   14.00    3.25    3.25    4.00    4.00       5
               9.00    9.00    9.00    9.50   11.00   11.00    5.00    5.00    4.00    4.00      10
               9.00   10.00    9.50   10.00   11.50   12.50    --      --      3.50    3.50      10
               9.50    9.75    9.75   10.00   11.75   12.25    3.50    4.00    3.50    3.50      10
               9.00    9.00    9.00    9.00   12.00   12.00    4.00   15.00    4.00    4.00      10
               9.00   11.00    9.75   12.00   11.00   14.00    0.00    4.00    4.00    4.00      10
               9.00   10.50    9.50   11.00   11.50   12.00    2.00    3.50    3.50    3.50      10
               8.00    9.50    9.00   10.50   11.00   12.00    4.00    4.00    4.00    4.00      10
               9.50    9.75    9.75   10.50   11.40   11.70    3.00    4.00    3.50    4.50      10
              12.00   12.00   10.00   10.00   15.00   15.00    3.00    4.00    2.00    4.00       5
              10.00   10.00   10.00   10.00   12.00   12.00    4.00    4.00    3.00    3.00      10
               8.50    9.00    9.00    9.50   12.00   12.50    3.00    5.00    3.00    4.00      10
               9.00   10.00    9.50   10.50   12.00   12.50    3.00    3.00    3.00    3.00      10
                --      --     9.00    9.00    --      --       --      --      --      --       --
              10.50   10.50   10.50   10.50   12.50   12.50    2.00    3.00    3.00    3.00      10
               9.00   10.00    9.00    9.00   15.00   15.50    5.00    5.00    3.00    3.00     5-7
               9.00    9.00    9.00    9.00   11.25   11.25    5.00    5.00    4.00    4.00      10
               8.00    9.00    9.00   10.00   11.00   12.00    3.00    3.00    3.00    3.00      10
               9.00    9.25   10.00   10.25   12.00   12.00    4.00    4.00    4.00    4.00      10
Responses       18      18      19      19      18      18      17      17      18      18       --
Average (%)    9.25    9.90    9.43   10.04   12.11   12.59    3.34    4.63    3.44    3.67      --


                                           QUALIFICATIONS OF RONALD W. POTTS
================================================================================
PROFESSIONAL DESIGNATION

MAI (Member, Appraisal Institute - Certificate 7747) - The Appraisal Institute

PROFESSIONAL AFFILIATIONS

Greater Dallas Board of Realtors
Licensed Real Estate Broker in the State of Texas
State Certified Appraiser (Certification Number TX-1321575-G)

EDUCATION

Master of Business Administration (Real Estate)
Southern Methodist University, August, 1976
Bachelor of Business Administration (Management and Real Estate)
Baylor University, May, 1971

TECHNICAL TRAINING, THE APPRAISAL INSTITUTE

Real Estate Appraisal Course 1A
Real Estate Appraisal Course 1B
Real Estate Appraisal Course II
R-2 Examination and Narrative
Report Writing Seminar
Real Estate Appraisal Course VI
Various Real Estate Seminars

EMPLOYMENT BACKGROUND

Mr. Potts has been with Cushman & Wakefield since January, 1987, and effective January 1, 1989 became Branch Manager, Appraisal Services. As of January 1, 1991 he was named Director, Manager, Appraisal Services in Dallas, Texas. Prior to his affiliation with Cushman & Wakefield, Mr. Potts was associated with a major downtown Dallas bank for six years, spending the last two and one-half years as Senior Vice President and manager of the real estate department. Mr. Potts previously worked in the Commercial Lending division of a mortgage banking firm and a major southwest life insurance company.

EXPERIENCE

Appraisal assignments have been completed on most types of improved property (residential, income-producing and special purpose) and land. Property types upon which assignments have been completed include industrial buildings, low and high-rise office complexes, motels, apartments, restaurants, strip and neighborhood shopping centers, residential property (single-family, duplexes, townhomes, and condominiums), and special purpose properties such as gasoline service stations, hospitals, and churches. Previously, administered and managed a commercial real estate department with total loans in excess of $400 million.



                                                                       CUSHMAN &
                                                                    WAKEFIELD(R)
                                                      --------------------------
                                                      VALUATION ADVISORY SERVICE
                                                      --------------------------

                                              QUALIFICATIONS OF DAVID HEATH
================================================================================

PROFESSIONAL DESIGNATIONS

MAI (Member, Appraisal Institute - Certificate No. 9815) - The Appraisal
  Institute

PROFESSIONAL AFFILIATIONS

State of Texas Certified General Real Estate Appraiser, License No.
  TX-1323243-G Licensed Real Estate Salesman, State of Texas, No. 388243

EDUCATION

Bachelor of Business Administration - Real Estate
Baylor University - 1987

TECHNICAL TRAINING - APPRAISAL INSTITUTE

1A1 -  Real Estate Appraisal Principles
1A2 -  Basic Valuation Procedure
SPP -  Standards of Professional Practice
IBA -  Capitalization Theory & Techniques, Part A
1BB -  Capitalization Theory & Techniques, Part B
2-1 -  Case Studies in Real Estate Valuation
2-2 -  Report Writing and Valuation Analysis

Mr. Heath has attended various seminars for purpose of continuing education and the re-certification of the MAI designation and state licensing.

EMPLOYMENT BACKGROUND

Commercial Appraiser with Cushman & Wakefield of Texas, Inc.
March, 1996 to Present

Commercial Appraiser with Miller Consulting, Dallas, Texas
January, 1996 to February, 1996

Commercial Appraiser (Vice President) with L.R. Denton & Co., Dallas, Texas March, 1988 to December, 1995

EXPERIENCE

Mr. Heath's experience encompasses an assortment of appraisal and consulting assignments on virtually all types of commercial property including downtown, suburban, Class A/B/C office buildings; community, neighborhood and strip shopping centers; national and local hotel/motel properties; apartments; manufacturing, distribution and high-tech industrial properties; vacant suburban and rural land; and special use properties, e.g. single-family subdivisions, restaurants, mini-warehouses, and various others.



                                                                       CUSHMAN &
                                                                    WAKEFIELD(R)
                                                      --------------------------
                                                      VALUATION ADVISORY SERVICE
                                                      --------------------------